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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                CONFIDENTIAL MATERIALS OMITTED AND FILED WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                       COLLABORATION AND LICENSE AGREEMENT

                                  BY AND AMONG

                          MOMENTA PHARMACEUTICALS, INC.

                                       AND

                           BIOCHEMIE WEST INDIES, N.V.

                                       AND

                          GENEVA PHARMACEUTICALS, INC.

                         ------------------------------


                                NOVEMBER 1, 2003

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                                TABLE OF CONTENTS

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1.   DEFINITIONS.................................................................1
     1.1.    "Additional Costs Amount"...........................................1
     1.2.    "Affiliate".........................................................1
     1.3.    "ANDA"..............................................................2
     1.4.    "ANDA Final Approval"...............................................2
     1.5.    "Annual Collaboration Plan".........................................2
     1.6.    "Aventis"...........................................................2
     1.7.    "Aventis [**]"......................................................2
     1.8.    "Business Day"......................................................2
     1.9.    "Capped Costs"......................................................2
     1.10.   "cGMP"..............................................................3
     1.11.   "Characterize"......................................................3
     1.12.   "Collaboration Know-How"............................................3
     1.13.   "Collaborative Program".............................................3
     1.14.   "Commercial Third Party"............................................3
     1.15.   "Commercialization," "Commercialize" or "Commercializing"...........3
     1.16.   "Commercialization Costs"...........................................3
     1.17.   "Commercially Reasonable Efforts"...................................3
     1.18.   "Confidential Information"..........................................4
     1.19.   "Contract Year".....................................................4
     1.20.   "Control" or "Controlled"...........................................4
     1.21.   "Develop" or "Development"..........................................4
     1.22.   "Development Costs".................................................5
     1.23.   "District Court Legal Clearance"....................................5
     1.24.   "Excess Costs"......................................................5
     1.25.   "Executive Officers"................................................5
     1.26.   "FDA"...............................................................6
     1.27.   "Field".............................................................6
     1.28.   "Final Legal Clearance".............................................6
     1.29.   "First Commercial Sale".............................................6
     1.30.   "Fragmin Opportunity"...............................................6
     1.31.   "FTE"...............................................................6
     1.32.   "FTE Rate"..........................................................6
     1.33.   "Improved Enoxaparin"...............................................6
     1.34.   "Improvement".......................................................6
     1.35.   "Joint Collaboration IP"............................................7
     1.36.   "Joint Collaboration Know-How"......................................7
     1.37.   "Joint Collaboration Patent Rights".................................7
     1.38.   "Joint Product-Specific Know-How"...................................7
     1.39.   "Joint Product-Specific Patent Rights"..............................7
     1.40.   "Know-How"..........................................................7
     1.41.   "Label".............................................................7
     1.42.   "Legal Activities"..................................................7
     1.43.   "Legal Clearance"...................................................7
     1.44.   "Legal Clearance Costs".............................................8
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                                   (continued)

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     1.45.   "Legal Expenses"....................................................8
     1.46.   "Locked Manufacturing Process"......................................8
     1.47.   "Lovenox(R)-Equivalent Product".....................................8
     1.48.   "Manufacturing Costs"...............................................8
     1.49.   "Marketing Approval"................................................9
     1.50.   "M118 Opportunity"..................................................9
     1.51.   "MIT"...............................................................9
     1.52.   "MIT Agreement".....................................................9
     1.53.   "Momenta Collaboration Know-How"....................................9
     1.54.   "Momenta Collaboration Patent Rights"...............................9
     1.55.   "Momenta Indemnified Parties".......................................9
     1.56.   "Momenta IP"........................................................9
     1.57.   "Momenta Know-How"..................................................9
     1.58.   "Momenta Patent Rights"............................................10
     1.59.   "Momenta Product-Specific Know-How"................................10
     1.60.   "Momenta Product-Specific Patent Rights"...........................10
     1.61.   "Net Sales"........................................................10
     1.62.   "Non-Injectable or Improved Enoxaparin Opportunity"................11
     1.63.   "Non-Owning Party".................................................11
     1.64.   "Non-U.S. Territory"...............................................11
     1.65.   "Owning Party".....................................................11
     1.66.   "Owning Party's IP"................................................11
     1.67.   "Party"............................................................11
     1.68.   "Patent Litigation"................................................11
     1.69.   "Patent Right".....................................................12
     1.70.   "Person"...........................................................12
     1.71.   "Post-Launch Quarter"..............................................12
     1.72.   "Post-Launch Year".................................................12
     1.73.   "Pre Final Legal Clearance Launch".................................12
     1.74.   "Product"..........................................................12
     1.75.   "Product Liability Costs"..........................................12
     1.76.   "Product-Specific Patent Activities"...............................12
     1.77.   "Product-Specific Patent Costs"....................................12
     1.78.   "Product-Specific Patent Rights"...................................13
     1.79.   "Profits"..........................................................13
     1.80.   "Project Leader"...................................................13
     1.81.   "Quarter"..........................................................13
     1.82.   "Regulatory Authority".............................................13
     1.83.   "Sandoz Collaboration Know-How"....................................13
     1.84.   "Sandoz Collaboration Patent Rights"...............................13
     1.85.   "Sandoz Indemnified Parties".......................................13
     1.86.   "Sandoz IP"........................................................13

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                                   (continued)

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     1.87.   "Sandoz Know-How"..................................................14
     1.88.   "Sandoz Patent Rights".............................................14
     1.89.   "Sandoz Product-Specific Know-How".................................14
     1.90.   "Sandoz Product-Specific Patent Rights"............................14
     1.91.   "Selling Expenses".................................................14
     1.92.   "Settlement".......................................................14
     1.93.   "Settlement Costs".................................................14
     1.94.   "Stability Studies"................................................14
     1.95.   "Supply Chain".....................................................14
     1.96.   "Third Party"......................................................15
     1.97.   "Third-Party Competitor"...........................................15
     1.98.   "Third Party Royalties"............................................15
     1.99.   "U.S. Launch"......................................................15
     1.100.  "U.S. Territory"...................................................15
     1.101.  Other Defined Terms................................................15
2.   GRANT OF RIGHTS............................................................18
     2.1.    Momenta License Grants.............................................18
     2.2.    Sandoz Parties License Grants......................................18
     2.3.    Exclusivity........................................................18
     2.4.    Retained Rights....................................................19
     2.5.    Third Party Licensor Rights........................................19
3.   ADDITIONAL RIGHTS..........................................................19
     3.1.    Fragmin Opportunity; Right of First Negotiation....................19
     3.2.    M118 Opportunity; Right of First Negotiation.......................20
     3.3.    Non-Injectable or Improved Enoxaparin Opportunities................21
     3.4.    Non-U.S. Territory Option..........................................23
     3.5.    Equity Investment..................................................26
     3.6.    Sandoz Affiliates..................................................26
4.   FINANCIAL PAYMENTS.........................................................27
     4.1.    Capped Costs.......................................................27
     4.2.    FTE Funding........................................................27
     4.3.    Excess Costs.......................................................27
     4.4.    Commercialization Costs............................................28
     4.5.    U.S. Profit Interest...............................................28
     4.6.    U.S. Post-[**] Royalty.............................................28
     4.7.    U.S. [**] Royalty..................................................28
     4.8.    Aventis [**].......................................................29
     4.9.    Allocation Between Periods.........................................29
     4.10.   Milestone Payments.................................................29
     4.11.   Payment/Accounting.................................................31
     4.12.   True-Up............................................................32
5.   JOINT DEVELOPMENT AND COMMERCIALIZATION....................................33
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     5.1.    Joint Collaboration................................................33
     5.2.    Joint Project Team.................................................33
     5.3.    JPT Responsibilities...............................................33
     5.4.    Joint Steering Committee...........................................33
     5.5.    JSC Administration.................................................34
     5.6.    JSC Meetings.......................................................34
     5.7.    JSC Responsibilities...............................................34
     5.8.    Annual Collaboration Plan..........................................35
     5.9.    Compliance with Laws...............................................35
     5.10.   Legal Clearance....................................................36
6.   COMMERCIALIZATION BY SANDOZ................................................36
     6.1.    Review and Oversight...............................................36
     6.2.    Pre Final Legal Clearance Launch...................................36
7.   REGULATORY MATTERS.........................................................36
     7.1.    Review and Oversight...............................................36
     7.2.    ANDA Filing........................................................36
     7.3.    Ownership Of The ANDAs.............................................37
     7.4.    ANDA Responsibility................................................37
     7.5.    Regulatory Interaction.............................................37
8.   INTELLECTUAL PROPERTY......................................................37
     8.1.    Ownership..........................................................37
     8.2.    Patent Prosecution.................................................38
     8.3.    Participation of other Persons.....................................39
     8.4.    Enforcement of Non-Product-Specific Patent Rights..................40
     8.5.    Claimed Infringement...............................................42
     8.6.    Patent Invalidity Claim............................................42
     8.7.    Joint Collaboration IP and Product-Specific Patent Rights..........42
     8.8.    Obligations to Licensors...........................................43
     8.9.    Patent Marking.....................................................43
9.   WARRANTIES.................................................................43
     9.1.    Representations and Warranties of the Parties......................43
     9.2.    Momenta Representations............................................45
     9.3.    Sandoz Parties Representations.....................................45
     9.4.    Covenant...........................................................45
     9.5.    No Reliance by Third Parties.......................................45
     9.6.    No Other Warranties................................................45
10.  CONFIDENTIALITY............................................................45
     10.1.   Prior Confidentiality Agreement....................................45
     10.2.   Confidential Information...........................................46
     10.3.   Nondisclosure of Confidential Information..........................46
     10.4.   Exceptions.........................................................46
     10.5.   Identification.....................................................47

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                                   (continued)

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     10.6.   Equitable Relief...................................................48
     10.7.   Survival...........................................................48
11.  TERM & TERMINATION.........................................................48
     11.1.   Term...............................................................48
     11.2.   Termination For Cause..............................................48
     11.3.   Termination Due to Lack of Commercial Viability....................49
     11.4.   Sandoz Milestone Termination.......................................49
     11.5.   Excessive Cost Termination.........................................50
     11.6.   Effects of Termination.............................................51
     11.7.   Bankruptcy.........................................................54
     11.8.   Survival...........................................................55
     11.9.   Non-Exclusive Remedy...............................................55
12.  INDEMNIFICATION............................................................55
     12.1.   Sandoz Indemnification of Momenta..................................55
     12.2.   Momenta Indemnification of Sandoz..................................56
     12.3.   Procedure..........................................................56
     12.4.   Insurance..........................................................57
13.  DISPUTE RESOLUTION.........................................................57
     13.1.   First Level Resolution.............................................57
     13.2.   Negotiation Between Executives.....................................58
     13.3.   Legal Remedies.....................................................58
14.  ADDITIONAL PROVISIONS......................................................58
     14.1.   Entire Agreement...................................................58
     14.2.   Amendments and Waiver..............................................58
     14.3.   Assignment.........................................................59
     14.4.   Nature of Relationship.............................................59
     14.5.   Notices............................................................59
     14.6.   Governing Law......................................................60
     14.7.   Jury Waiver........................................................60
     14.8.   Counterparts; Facsimile Signature..................................60
     14.9.   Severability.......................................................60
     14.10.  Expenses...........................................................61
     14.11.  Further Actions and Documents......................................61
     14.12.  Use of Trade Names and Trademarks..................................61
     14.13.  Affiliates.........................................................61
     14.14.  Exports............................................................61
     14.15.  Force Majeure......................................................61
     14.16.  Non-Use of MIT Name................................................62
     14.17.  Headings...........................................................62
     14.18.  Key Person Life Insurance..........................................62
     14.19.  No Consequential Damages...........................................62

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                                   (continued)

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Schedule 1.22 -     Pre-Existing Costs                                          65
Schedule 1.48   -   Calculation of Manufacturing Costs                          66
Schedule 1.58   -   Current Momenta Patent Rights                               67
Schedule 4.3    -   Adjustment Schedule                                         74
Schedule 5.8    -   Annual Collaboration Plan:  Preliminary List of Activities
                    and Assignment of lead responsibility to Party(ies)         83
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                                                     PRIVILEGED AND CONFIDENTIAL

                       COLLABORATION AND LICENSE AGREEMENT

        This Collaboration and License Agreement ("AGREEMENT") is entered into as of this 1st day of November, 2003 ("EFFECTIVE DATE"), by and between Momenta Pharmaceuticals, Inc., a Delaware corporation ("MOMENTA") with a principal place of business at 43 Moulton Street, Cambridge, Massachusetts, USA 02138, Biochemie West Indies, N.V., a Netherlands Antilles corporation ("BCWI") with a principal place of business at Pietermaai 6A, Willemstad, Curacao, Netherlands Antilles, and Geneva Pharmaceuticals, Inc., a Colorado corporation ("SANDOZ") with a principal place of business at 506 Carnegie Center, Suite 400, Princeton, New Jersey USA 08540 (Sandoz, collectively with BCWI, are the "SANDOZ PARTIES", and individually, each is a "SANDOZ PARTY").

                                    RECITALS

        WHEREAS, Momenta is a biotechnology company with specific expertise in enoxaparin and the science of complex sugars, polysaccharides, their structures, their sequencing, and their characterization;

        WHEREAS, Momenta is the owner and/or licensee of the Momenta Patent Rights and Momenta Know-How, each as defined hereinafter;

        WHEREAS, Sandoz has substantial knowledge and expertise in the research, development, manufacture and sale of pharmaceuticals;

        WHEREAS, the Sandoz Parties are the owners and/or licensees of the Sandoz Patent Rights and Sandoz Know-How, each as defined hereinafter;

        WHEREAS, the Sandoz Parties wish to collaborate with Momenta to develop and commercialize the Product, as defined hereinafter, using the Momenta Patent Rights and Momenta Know-How under the terms and conditions specified herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth, the Parties agree as follows:

1.      DEFINITIONS

        When used in this Agreement, each of the following terms shall have the meanings set forth in this Article 1:

        1.1. "ADDITIONAL COSTS AMOUNT". Additional Costs Amount means, initially, Three Million Dollars (U.S.$3,000,000), as may be increased pursuant to Section 11.5.2.

        1.2. "AFFILIATE". Affiliate means any corporation, company, partnership, joint venture and/or firm that controls, is controlled by, or is under common control with a Person. For purposes of this Section 1.2, "CONTROL" shall mean (a) in the case of corporate entities, direct or

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indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, PROVIDED THAT such foreign investor has the power to direct the management and policies of such entity.

        1.3. "ANDA". ANDA means any of the following: (a) an Abbreviated New Drug Application filed with the FDA or any successor applications or procedures seeking authorization and approval to manufacture, package, ship, and sell a product in the U.S. Territory; (b) any other regulatory filing in the U.S. Territory as mutually agreed by the Parties in the Collaborative Program, including without limitation filings that are similar to filings under clause
(a), such as an NDA, supplemental NDA or an application pursuant to Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act (the "FD&C ACT"); and (c) all supplements and amendments that may be filed with respect to the foregoing.

        1.4. "ANDA FINAL APPROVAL". ANDA Final Approval means the granting by the FDA of final Marketing Approval to Sandoz or any of its Affiliates for an ANDA for a Lovenox(R)-Equivalent Product.

        1.5. "ANNUAL COLLABORATION PLAN". Annual Collaboration Plan means the Development, Commercialization and Legal Activities plan for the Collaborative Program to be developed by the Joint Project Team and approved by the Joint Steering Committee for each Contract Year.

        1.6. "AVENTIS". Aventis means (a) Aventis Pharmaceuticals Inc., (b) its Affiliates, (c) the licensees and distributors of Aventis Pharmaceuticals Inc. or its Affiliates for a Lovenox(R)-Equivalent Product (the Persons described in Sections 1.6(a), (b) and (c), collectively, the "AVENTIS PERSONS"), and (d) the successors and assigns of any Aventis Persons with respect to any rights to any Lovenox(R)-Equivalent Product.

        1.7.    "AVENTIS [**]". Aventis [**] means [**] Dollars (U.S.$[**]);
PROVIDED, HOWEVER, THAT, if the Aventis [**] begins on a day after the first day of a Post-Launch Year, the Aventis [**] for the remainder of such Post-Launch Year shall equal the product of (a) the number of days between (and including) the date of such termination of the [**] until the end of such Post-Launch Year, multiplied by (b) the quotient of (i) U.S.$[**] divided by (ii) 365.

        1.8. "BUSINESS DAY". Business Day means any day that is not a Saturday, Sunday or other day on which commercial banks located in the State of New York are authorized or required to be closed.

        1.9. "CAPPED COSTS". Capped Costs means collectively Development Costs and Legal Expenses.

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        1.10.   "cGMP". cGMP means current good manufacturing practices as set forth in Title 21, Parts 210 and 211 of the CFR, as established by FDA.

        1.11. "CHARACTERIZE". Characterize and Characterization, with respect to the Product, means chemical and physical characterization of the Product and Lovenox(R) with sufficient specificity, and documentation thereof as is necessary to establish to the satisfaction of the FDA that the active ingredient of the Product is the same as that of Lovenox(R), as required by 21 U.S.C.
Section 355(j)(2)(A)(ii)(I).

        1.12. "COLLABORATION KNOW-HOW". Collaboration Know-How means Sandoz Collaboration Know-How, Joint Collaboration Know-How and Momenta Collaboration Know-How.

        1.13. "COLLABORATIVE PROGRAM". Collaborative Program means the joint initiative to be undertaken by the Parties to Develop and Commercialize, and conduct Legal Activities with respect to, the Product in the U.S. Territory within the Field as described in Articles 5, 6 and 7 and in the Annual Collaboration Plans.

        1.14. "COMMERCIAL THIRD PARTY". Commercial Third Party means a Third Party that is not (a) an academic or non-profit research institution or (b) a hospital; PROVIDED THAT, should any such entity market or manufacture pharmaceutical products, such entity shall be considered a Commercial Third Party.

        1.15. "COMMERCIALIZATION," "COMMERCIALIZE" or "COMMERCIALIZING". Commercialization, Commercialize or Commercializing means any and all activities directed to commercial manufacturing (including, without limitation, the manufacture of commercial supply for distribution in the U.S. Territory and the manufacture of commercial inventory), marketing, promoting, distributing, importing and/or selling the Product. "COMMERCIALIZATION," "COMMERCIALIZE" or "COMMERCIALIZING" does not include Development or Legal Activities.

        1.16. "COMMERCIALIZATION COSTS". Commercialization Costs means all costs incurred by the Sandoz Parties, Momenta or their Affiliates in connection with Commercializing the Product for sale in the U.S. Territory pursuant to this Agreement, including any capital investment with respect thereto. Commercialization Costs do not include (a) [**] pursuant to the [**] (which shall be the sole responsibility of Momenta), (b) [**], (c) [**], (d) [**] or
(e) [**].

        1.17. "COMMERCIALLY REASONABLE EFFORTS". Commercially Reasonable Efforts shall mean, with respect to the efforts to be expended by a Party with respect to any objective, reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances exercising reasonable business judgment, it being understood and agreed that, with respect to the Development or Commercialization of the Product or Legal Activities, such efforts shall be substantially equivalent to those efforts and resources commonly used by such Party for a product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential, taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the

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patent and other proprietary position of the Product, the likelihood of regulatory approval given the regulatory structure involved, the profitability of the Product, alternative products and other relevant factors commonly considered in similar circumstances. It is anticipated that the level of effort will change over time, reflecting changes in the status of the Product.

        1.18. "CONFIDENTIAL INFORMATION". Confidential Information means all Know-How or other confidential or proprietary information and materials (whether or not patentable) regarding a Party's technology, products or business, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such Know-How or other information or material is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing to the contrary, Know-How or other information or material that is orally or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) for thirty (30) days after its disclosure and thereafter shall remain Confidential Information if within such 30-day period after such disclosure the disclosing Party delivers to the other Party a written document or documents describing the Know-How or other information or material and referencing the place and date of such oral, visual or written disclosure and the names of the persons to whom such disclosure was made or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement. "CONFIDENTIAL INFORMATION" shall not include information: (i) which is or becomes generally available to the public other than as a result of disclosure thereof by the Receiving Party; (ii) which is lawfully received by the Receiving Party on a non-confidential basis from a Third Party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party or any other Person with respect to such information; (iii) which is already known to the Receiving Party at the time of disclosure by the Disclosing Party, or (iv) which can be shown by the Receiving Party to have been independently developed by the Receiving Party without reference to the Disclosing Party's Confidential Information.

        1.19. "CONTRACT YEAR". Contract Year means the period beginning on the Effective Date and ending on December 31, 2003 (the "FIRST CONTRACT YEAR"), or each succeeding twelve (12) month calendar year period thereafter during the term of the Agreement (referred to as the "SECOND CONTRACT YEAR", "THIRD CONTRACT YEAR", etc.).

        1.20. "CONTROL" or "CONTROLLED". Control or Controlled means with respect to any item of Know-How or any intellectual property right, the possession, whether by ownership or license (other than pursuant to this Agreement), by a Party (and, in the case of Momenta, any of its Affiliates) of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or arrangement with any Third Party existing before or after the Effective Date.

        1.21. "DEVELOP" or "DEVELOPMENT". Develop or Development means, with respect to the Product: (a) Characterization of the Product; (b) all activities associated with the filing of an ANDA for the Product as provided for in this Agreement, including, without limitation, preclinical and clinical drug-development activities, such as, but not limited to, toxicology, preclinical and clinical studies; (c) formulation, process development and commercial scale-up

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(to the commercial batch size agreed upon in the Annual Collaboration Plans which shall be a batch size that is commercially reasonable given expected production) activities (including test-method development); (d) development of quality assurance/quality control procedures; (e) with respect to the drug substance for the Product, commercial scale validation and commercial scale stability studies; (f) with respect to the drug product form of the Product, commercial scale process validation, commercial scale stability studies, packaging, tooling, package design, packaging validation and labeling preparation; (g) statistical analysis; (h) regulatory affairs (including legal activities with respect thereto); and (i) Product approval and registration activities. "DEVELOP" or "DEVELOPMENT" does not include Commercialization or Legal Activities.

        1.22. "DEVELOPMENT COSTS". Development Costs means (a) all costs paid by Sandoz, BCWI or Momenta to Third Parties after the Effective Date in connection with the Development of the Product with respect to the U.S. Territory which are incurred in accordance with the Annual Collaboration Plan, including, without limitation, contractors and licensors in connection with the Development of the Product; (b) those costs incurred by Momenta prior to the Effective Date which are listed on SCHEDULE 1.22 (the "PRE-EXISTING COSTS"); and
(c) the costs, calculated pursuant to the definition of Manufacturing Costs, to manufacture any commercial batch(es) of the Product prior to the first batch which is usable as commercial inventory, and (d) any payments for Additional FTEs. Development Costs do not include: (i) [**] for the [**]; (ii) [**] Costs;
(iii) [**] the Product; (iv) [**] the Product other than as indicated in clause
(c) above; (v) [**] pursuant to the [**]; (vi) [**] Costs; (vii) [**] Expenses; or (viii) [**] Costs.

        1.23. "DISTRICT COURT LEGAL CLEARANCE". District Court Legal Clearance means, with respect to the U.S. Territory, in the event that Orange Book Litigation occurs prior to the granting of ANDA Final Approval for an ANDA filed by Sandoz or any of its Affiliates for the Product, the earlier of (a) a determination, including a summary judgment, from a federal district court (a "DISTRICT COURT") in the Orange Book Litigation (a "DISTRICT COURT DECISION") that marketing the Product by or on behalf of Sandoz does not infringe Aventis' Patent Rights, or (b) a determination, from a federal district court, in a patent infringement suit between Aventis and a Third Party, which would permit the marketing of the Product by or on behalf of Sandoz without infringing Aventis' Patent Rights (i) because such Patent Rights have been declared invalid or unenforceable or (ii) if such Patent Rights have not been declared invalid or unenforceable, in Sandoz's reasonable judgment.

        1.24. "EXCESS COSTS". Excess Costs means the sum of (a) the amount by which [**], (b) any [**] Costs, and (c) any [**] Costs (notwithstanding any [**] with respect to [**]).

        1.25. "EXECUTIVE OFFICERS". Executive Officers mean (a) the Chief Executive Officer, Chief Financial Officer or Vice President of Business Development of Sandoz (or an officer of Sandoz designated by any of the foregoing officers) (the relevant officer, the "SANDOZ EXECUTIVE OFFICER"), (b) the Head Caribic of BCWI (or an officer of BCWI designated by such person) (the relevant officer, the "BCWI EXECUTIVE OFFICER"), and (c) the Chief Executive Officer of Momenta (or an executive officer of Momenta designated by such officer) (the relevant officer, the "MOMENTA EXECUTIVE OFFICER").

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        1.26.   "FDA". FDA means the United States Food and Drug Administration, or any successor agency thereto.

        1.27. "FIELD". Field means the injectable administration of the Product for any and all medical indications.

        1.28. "FINAL LEGAL CLEARANCE". Final Legal Clearance means, with respect to the U.S. Territory, (a) the absence of Patent Litigation pursuant to 21 U.S.C. 355(c)(3)(C) or 355(j)(5)(B) with respect to the patents listed in the Orange Book for Lovenox(R) ("ORANGE BOOK LITIGATION") prior to the granting of ANDA Final Approval for an ANDA filed by Sandoz or any of its Affiliates for the Product, or (b) in the event that Orange Book Litigation occurs prior to the granting of ANDA Final Approval for an ANDA filed by Sandoz or any of its Affiliates for the Product, the earliest of: (i) receipt by Sandoz or any of its Affiliates of a final, unappealable judgment that determines that marketing of the Product by or on behalf of Sandoz does not infringe Aventis' Patent Rights; or (ii) receipt by a Third Party of a final, unappealable judgment in a patent infringement suit between Aventis and such Third Party, which would permit the marketing of the Product by or on behalf of Sandoz without infringing Aventis' Patent Rights either (x) because such Patent Rights have been declared invalid or unenforceable, or (y) if such Patent Rights have not been declared invalid or unenforceable (in Sandoz's reasonable judgment); or (iii) a Settlement.

        1.29. "FIRST COMMERCIAL SALE". First Commercial Sale means the first commercial sale of the Product in the U.S. Territory as part of a nationwide introduction by Sandoz, its Affiliates and/or distributors. Sales for test marketing, clinical trial purposes or compassionate or similar use shall not give rise to a First Commercial Sale.

        1.30. "FRAGMIN OPPORTUNITY". Fragmin Opportunity means the research, development, manufacturing or commercialization of dalteparin as a generic version of Fragmin.

        1.31. "FTE". FTE means a full time equivalent person year (consisting of a total of [**] hours per year) of scientific, technical or managerial work on or directly related to the Collaborative Program.

        1.32.   "FTE RATE". FTE Rate means U.S.$[**] per FTE.

        1.33. "IMPROVED ENOXAPARIN". Improved Enoxaparin means any improved form of enoxaparin which meets the specifications for [**] as of the Effective Date and for which approval by the FDA would require the filing of a New Drug Application under Section [**] of the FD&C Act ([**]).

        1.34. "IMPROVEMENT". Improvement means any enhancement to Sandoz Know-How, Momenta Know-How, Sandoz Collaboration Know-How or Momenta Collaboration Know-How, as the case may be, based on and arising from exposure to such Know-How and made during the conduct of the Collaborative Program, including enhancements made to such Improvements made during the conduct of the Collaborative Program.

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        1.35.   "JOINT COLLABORATION IP". Joint Collaboration IP means Joint
Collaboration Know-How and Joint Collaboration Patent Rights.

        1.36. "JOINT COLLABORATION KNOW-HOW". Joint Collaboration Know-How means all Know-How constituting, based upon or derived from inventions or developments which are conceived and reduced to practice or developed jointly by Sandoz or its Affiliates, on the one hand, and Momenta or its Affiliates, on the other hand, during and in the conduct of the Collaborative Program, excluding those Improvements to Sandoz Know-How, Improvements to Sandoz Collaboration Know-How, Improvements to Momenta Know-How or Improvements to Momenta Collaboration Know-How which are made jointly by Sandoz or its Affiliates, on the one hand, and Momenta or its Affiliates, on the other hand.

        1.37. "JOINT COLLABORATION PATENT RIGHTS". Joint Collaboration Patent Rights means all Patent Rights throughout the world covering the Joint Collaboration Know-How.

        1.38. "JOINT PRODUCT-SPECIFIC KNOW-HOW". Joint Product-Specific Know-How means all Joint Collaboration Know-How which solely relates to the Product and does not relate, or cannot be used with, any other product or for any other general purpose.

        1.39. "JOINT PRODUCT-SPECIFIC PATENT RIGHTS". Joint Product-Specific Patent Rights means all Patent Rights throughout the world covering Joint Product-Specific Know-How.

        1.40. "KNOW-HOW". Know-How means any information and material that is confidential and proprietary, including, without limitation, ideas, concepts, discoveries, inventions, developments, improvements, know-how, trade secrets, designs, devices, equipment, process conditions, algorithms, notation systems, works of authorship, computer programs, technologies, formulas, techniques, methods, procedures, assay systems, applications, data, documentation, reports, sugars, polysaccharides, heparinases, enzymes, reagents, glycoproteins, proteins, peptides, glycoconjugates, primers, plasmids, vectors, expression systems, cells, cell lines, antibodies, organisms, chemical compounds, products and formulations, whether patentable or otherwise. Know-How shall also include non-confidential information and material to the extent such information and material first lost its confidentiality by virtue of its disclosure in an issued patent or published patent application, a filing with a Regulatory Authority or as part of a legal proceeding.

        1.41. "LABEL". Label shall mean any package labeling designed for use with the Product, pursuant to the terms of this Agreement, in accordance with cGMP, including the package insert for such Product, that is approved by the FDA pursuant to the terms of this Agreement; and any variation of such term, such as "LABELED" or "LABELING", shall mean the act of doing the foregoing, and "LABELER" shall mean a Party or Third Party who performs the act of Labeling.

        1.42. "LEGAL ACTIVITIES". Legal Activities means (a) all Product-Specific Patent Activities, and (b) all activities with respect to Legal Clearance.

        1.43. "LEGAL CLEARANCE". Legal Clearance means collectively District Court Legal Clearance and Final Legal Clearance.

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        1.44.   "LEGAL CLEARANCE COSTS". Legal Clearance Costs means all legal and related costs incurred to achieve Legal Clearance; provided, however, that Legal Clearance Costs specifically exclude (a) Settlement Costs, and (b) the cost of any attorneys which Momenta independently involves in the activities to achieve Legal Clearance (which shall be the sole responsibility of Momenta), unless the JSC agrees that such costs should be included in Legal Clearance Costs.

        1.45.   "LEGAL EXPENSES". Legal Expenses means, with respect to the U.S.
Territory: (a) Product-Specific Patent Costs; (b) Legal Clearance Costs; (c) all Liabilities related to Patent Litigation; (d) all Liabilities incurred by the Parties or the Indemnified Parties with respect to any claims described in
Section 12.1(e); and (e) all Liabilities incurred by the Sandoz Parties with respect to any claims or demands related to the Product that are commenced by Aventis or any Third Party against any Sandoz Indemnified Party based on the activities of Momenta or the Sandoz Parties (including those undertaken by Affiliates or Third Parties on behalf of Momenta or the Sandoz Parties) [**] pursuant to this Agreement. Notwithstanding any provision to the contrary herein, Legal Expenses do not include: (i) damages (including [**]) due to Aventis as a result of a Pre Final Legal Clearance Launch; (ii) Product Liability Costs; and (iii) Settlement Costs.

        1.46. "LOCKED MANUFACTURING PROCESS". Locked Manufacturing Process means, with respect to the Product, an economically practical, highly controlled and highly reproducible manufacturing process that enables the manufacture of Characterized Product to FDA standards (including compatibility with cGMP) and in accordance with any ANDA requirements for the Product, including without limitation the Product's FDA specifications.

        1.47. "LOVENOX(R)-EQUIVALENT PRODUCT". Lovenox(R)-Equivalent Product means (a) Lovenox(R) in injectable form sold as a brand, including Lovenox(R) sold by Aventis using another tradename, such as Clexane(R) (collectively, "BRANDED LOVENOX"), or (b) any product sold in the U.S. Territory (other than Branded Lovenox) that is a generic AB-rated or AP-rated equivalent to Lovenox(R) in injectable form.

        1.48. "MANUFACTURING COSTS". Manufacturing Costs means, with respect to the Product, the aggregate of each Party's cost to commercially manufacture (including the buildup of commercial inventory) and/or Label the Product, calculated as follows: (a) if the Product is manufactured and/or Labeled by a Party or its Affiliate, then Manufacturing Costs shall be determined as set forth on SCHEDULE 1.48; or (b) if the Product is manufactured and/or Labeled by a Third Party manufacturer, Manufacturing Costs shall equal the costs as invoiced by such Third Party manufacturer for the manufacture and/or Labeling of a specified quantity of the Product, plus any of the costs set forth on SCHEDULE
1.48 that are incurred by the Parties or their Affiliates in completing the manufacture, Labeling and delivery to a warehouse(s) designated by the Sandoz Parties of such quantity of the Product.

If there are any Third Party Royalties payable hereunder, such amounts shall be considered a Manufacturing Cost for purposes of calculating any Profit Interest payable to Momenta hereunder.

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        1.49.   "MARKETING APPROVAL". Marketing Approval means the approval of the FDA necessary and sufficient for the marketing and First Commercial Sale of the Product in the U.S. Territory.

        1.50. "M118 OPPORTUNITY". M118 Opportunity means the research, development, manufacturing or commercialization of Momenta's low molecular weight heparin candidate known as M118.

        1.51.   "MIT". MIT means Massachusetts Institute of Technology.

        1.52. "MIT AGREEMENT". MIT Agreement means the Amended and Restated Exclusive Patent License Agreement by and between MIT and Momenta, dated as of November 1, 2002 and as amended by a First Amendment dated November 15, 2002 and letter agreements dated September 12, 2003 and October 22, 2003, as the same may be amended from time to time.

        1.53. "MOMENTA COLLABORATION KNOW-HOW". Momenta Collaboration Know-How means (a) all Know-How constituting, based upon or derived from inventions or developments which are conceived and reduced to practice or developed solely by the employees, contractors (subject to Section 8.3), consultants or agents of Momenta or its Affiliates during, and in the conduct of, the Collaborative Program, excluding Improvements to Sandoz Know-How or Improvements to Sandoz Collaboration Know-How, and (b) (i) Improvements to Momenta Know-How or (ii) Improvements to Momenta Collaboration Know-How, which, with respect to each of
(b)(i) and (b)(ii), are made solely by the employees, contractors, consultants or agents of Sandoz or its Affiliates, or jointly by the employees, contractors, consultants or agents of Sandoz or its Affiliates, on the one hand, and by the employees, contractors, consultants or agents of Momenta or its Affiliates, on the other hand, during, and in the conduct of, the Collaborative Program.

        1.54. "MOMENTA COLLABORATION PATENT RIGHTS". Momenta Collaboration Patent Rights means all Patent Rights throughout the world covering Momenta Collaboration Know-How that are Controlled by Momenta.

        1.55. "MOMENTA INDEMNIFIED PARTIES". Momenta Indemnified Parties means Momenta, Momenta's Affiliates, any of their successors or assigns, and any of their respective then-current or then-former directors, officers, employees, consultants, agents, suppliers, contract manufacturers, contract service providers, Third Parties engaged to perform activities under the Collaborative Program, and MIT (including MIT's trustees, officers, faculty, students, employees, and agents).

        1.56. "MOMENTA IP". Momenta IP means Momenta Know-How, Momenta Collaboration Know-How, Momenta Patent Rights and Momenta Collaboration Patent Rights, including, without limitation, those license rights granted to Momenta under the MIT Agreement to the extent such would be included in Momenta Know-How, Momenta Collaboration Know-How, Momenta Patent Rights and Momenta Collaboration Patent Rights.

        1.57.   "MOMENTA KNOW-HOW". Momenta Know-How means all Know-How which
(a) is Controlled by Momenta (i) as of the Effective Date or (ii) during the term of the Collaborative

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Program, but which is not developed or acquired by Momenta or any of its
Affiliates in the conduct of the Collaborative Program, and (b) could reasonably be used in the conduct of the Collaborative Program.

        1.58. "MOMENTA PATENT RIGHTS". Momenta Patent Rights means all Patent Rights throughout the world covering Momenta Know-How that are Controlled by Momenta, including, without limitation, the Patent Rights listed on SCHEDULE 1.58.

        1.59. "MOMENTA PRODUCT-SPECIFIC KNOW-HOW". Momenta Product-Specific Know-How means all Momenta Know-How or Momenta Collaboration Know-How which solely relates to the Product and does not relate, or cannot be used with, any other product or for any other general purpose.

        1.60.   "MOMENTA PRODUCT-SPECIFIC PATENT RIGHTS". Momenta
Product-Specific Patent Rights means all Patent Rights throughout the world covering Momenta Product-Specific Know-How that are Controlled by Momenta.

        1.61. "NET SALES". Net Sales means the gross amount invoiced by Sandoz or its Affiliates (or, with respect to Section 11.6.3, Momenta, its Affiliates and/or sublicensees) to Third Parties (whether an end-user, a distributor or otherwise) for sales of the Product, less: (a) the total value (to the extent actually allowed and taken directly with respect to such sales, as reflected in the amount invoiced) of trade, cash and quantity discounts and/or rebates, allowances, credits and charge backs, discounts in kind and/or other forms of consideration offered as inducements for the purchase of such Product, and/or required payments, including, without limitation, from (i) managed health care organizations, (ii) federal, state or local governmental agency programs (including Medicare and Medicaid or other similar programs in countries outside the U.S. Territory), their agencies and purchasers and reimbursers, and (iii) wholesalers and chain pharmacy buying groups and any other trade customers; and
(b) any credits or allowances booked on account of shelfstock and other price adjustments, rejections or returns of Products previously sold; and (c) taxes, customs charges, duties and any other governmental charges, levied on, absorbed, or otherwise imposed on the production, importation, transportation, use or sale of the Product (excluding national, state or local taxes based on income); and
(d) any Product recall costs, including Manufacturing Costs, costs of Product destruction and out-of-pocket administrative costs, that are not identifiable as being (x) the fault of the Sandoz Parties (in which case Sandoz shall be responsible for such costs) or (y) the fault of Momenta (in which case Momenta shall be responsible for such costs).

If there are any Third Party Royalties payable hereunder, such amounts shall be subtracted in order to arrive at Net Sales for purposes of all royalty payments to Momenta hereunder.

Such amounts shall be determined from the books and records of Sandoz or its Affiliates (or, with respect to Section 11.6.3, Momenta, its Affiliates and/or sublicensees), maintained in accordance with generally accepted accounting principles, consistently applied.

In the case of any sale of the Product for consideration other than cash, such as barter or countertrade, Net Sales shall be calculated on the fair market value of consideration received.

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Each of the Sandoz Parties agrees not to use the Product as a loss leader. Each of the Sandoz Parties also agrees that if either of them price the Product in order to gain or maintain sales of other products, then for purposes of calculating the payments due hereunder, the Net Sales shall be adjusted to reverse any discount which was given to a customer that was in excess of customary discounts for this Product (or, in the absence of relevant data for this Product, other similar products under similar market conditions), if such discount was given in order to gain or maintain sales of other products.

In the case of any sale of the Product between or among Sandoz or its Affiliates (or, with respect to Section 11.6.3, Momenta, its Affiliates and sublicensees) for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm's length sale thereafter to a Third Party.

        1.62. "NON-INJECTABLE OR IMPROVED ENOXAPARIN OPPORTUNITY". Non-Injectable or Improved Enoxaparin Opportunity means the research, development, manufacturing or commercialization of (a) enoxaparin to be administered [**] or (b) Improved Enoxaparin.

        1.63. "NON-OWNING PARTY". Non-Owning Party means, with respect to Sandoz IP, Momenta, and, with respect to Momenta IP, BCWI (or Sandoz, if so designated in writing by the Sandoz Parties).

        1.64. "NON-U.S. TERRITORY". Non-U.S. Territory means all countries outside the U.S. Territory.

        1.65. "OWNING PARTY". Owning Party means, with respect to Momenta IP, Momenta, and, with respect to Sandoz IP, BCWI (or Sandoz, if so designated in writing by the Sandoz Parties).

        1.66. "OWNING PARTY'S IP". Owning Party's IP means, with respect to Momenta, the Momenta IP, and, with respect to a Sandoz Party, the Sandoz IP.

        1.67. "PARTY". Party means Sandoz, BCWI or Momenta; "PARTIES" means Sandoz, BCWI and Momenta.

        1.68. "PATENT LITIGATION". Patent Litigation means (a) a claim or demand by Aventis that alleges patent infringement against any Momenta Indemnified Party or any Sandoz Indemnified Party based on (i) the activities of the Sandoz Parties or Momenta (including those undertaken by Affiliates or Third Parties on behalf of them) pursuant to this Agreement related to the Product (including the manufacture of the Product), or (ii) the activities of the Sandoz Parties or Momenta (including those undertaken by Affiliates or Third Parties on behalf of them) [**] related to the Product (including the manufacture of the Product), or (b) a declaratory judgment or other legal or equitable proceeding approved by the JSC (or if the JSC cannot reach agreement, through the provisions of Article 13) and commenced or joined by Momenta, Sandoz or one of their Affiliates that seeks a judgment against Aventis that Sandoz, Momenta, their Affiliates and/or Momenta's licensees have not infringed, or will not infringe, any patent related to the Product (including the manufacture of the Product), in each case, irrespective of the nature

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of the relief sought (which may include, without limitation, actual, consequential or enhanced damages) and irrespective of the jurisdiction in which such claim, demand or action is brought.

        1.69. "PATENT RIGHT". Patent Right means a United States and/or foreign patent or patent application and all substitutions, divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof.

        1.70. "PERSON". Person means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivisions thereof.

        1.71. "POST-LAUNCH QUARTER". Post-Launch Quarter means the Quarter in which U.S. Launch Occurs (the "FIRST POST-LAUNCH QUARTER") or each subsequent Quarter (referred to as the "SECOND POST-LAUNCH QUARTER", "THIRD POST-LAUNCH QUARTER", etc.).

        1.72. "POST-LAUNCH YEAR". Post-Launch Year means each four Post-Launch Quarter period, with the First Post-Launch Year encompassing the period of the First Post-Launch Quarter through the Fourth Post-Launch Quarter, the Second Post-Launch Year encompassing the period of the Fifth Post-Launch Quarter through the Eighth Post-Launch Quarter, etc.

        1.73. "PRE FINAL LEGAL CLEARANCE LAUNCH". Pre Final Legal Clearance Launch means the occurrence of the U.S. Launch prior to Final Legal Clearance. For the avoidance of doubt, any such launch shall be in the sole discretion of Sandoz.

        1.74. "PRODUCT". Product means injectable enoxaparin and any improved injectable form of enoxaparin for which Lovenox(R), as defined in the relevant New Drug Application approved as of the Effective Date or any past or future Supplemental New Drug Applications, is the reference listed drug and for which an ANDA could be approved by the FDA, but specifically excluding any Improved Enoxaparin. "PRODUCT" includes, without limitation, a Lovenox(R)-Equivalent Product developed by the Parties pursuant to this Agreement.

        1.75. "PRODUCT LIABILITY COSTS". Product Liability Costs means all Liabilities incurred by any Momenta Indemnified Party or Sandoz Indemnified Party arising from actual or alleged product liability with respect to the Product, including, without limitation, any such Liabilities incurred or paid by the Parties or the Indemnified Parties with respect to any claims described in Sections 12.1(d) or 12.1(e) (as applicable).

        1.76. "PRODUCT-SPECIFIC PATENT ACTIVITIES". Product-Specific Patent Activities means all activities of the Parties with respect to the preparation, filing, prosecution, maintenance, enforcement and invalidity defense of Product-Specific Patent Rights to the extent such Product-Specific Patent Rights are relevant to the exercise by the Sandoz Parties of the licenses granted in
Section 2.1.

        1.77. "PRODUCT-SPECIFIC PATENT COSTS". Product-Specific Patent Costs means all costs paid by a Party to Third Parties with respect to the Product-Specific Patent Activities.

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        1.78.   "PRODUCT-SPECIFIC PATENT RIGHTS". Product-Specific Patent Rights
means Sandoz Product-Specific Patent Rights, Momenta Product-Specific Patent Rights and Joint Product-Specific Patent Rights.

        1.79.   "PROFITS". Profits means Net Sales less (a) Selling Expenses and
(b) Manufacturing Costs for the Product sold (regardless of whether the Product is rejected, returned or recalled).

        1.80. "PROJECT LEADER". Project Leader means an executive appointed by Momenta, on the one hand, or the Sandoz Parties, on the other hand, to serve as such Party's principal coordinator and liaison for the Collaborative Program. The Project Leader appointed by the Sandoz Parties is referred to as the "SANDOZ PROJECT LEADER" and the Project Leader appointed by Momenta is referred to as the "MOMENTA PROJECT LEADER."

        1.81. "QUARTER". Quarter means each three month period ending March 31, June 30, September 30 and December 31 in each calendar year.

        1.82. "REGULATORY AUTHORITY". Regulatory Authority means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing and sale of a therapeutic product in a country, including the FDA.

        1.83. "SANDOZ COLLABORATION KNOW-HOW". Sandoz Collaboration Know-How means (a) all Know-How constituting, based upon or derived from inventions or developments which are conceived and reduced to practice or developed solely by the employees, contractors (subject to Section 8.3), consultants or agents of Sandoz or its Affiliates during, and in the conduct of, the Collaborative Program, excluding Improvements to Momenta Know-How or Improvements to Momenta Collaboration Know-How, and (b) (i) Improvements to Sandoz Know-How or (ii) Improvements to Sandoz Collaboration Know-How, which, with respect to each of
(b)(i) and (b)(ii), are made solely by the employees, contractors, consultants or agents of Momenta or its Affiliates, or jointly by the employees, contractors, consultants or agents of Sandoz or its Affiliates, on the one hand, and by the employees, contractors, consultants or agents of Momenta or its Affiliates, on the other hand, during, and in the conduct of, the Collaborative Program.

        1.84. "SANDOZ COLLABORATION PATENT RIGHTS". Sandoz Collaboration Patent Rights means all Patent Rights throughout the world covering Sandoz Collaboration Know-How that are Controlled by a Sandoz Party.

        1.85. "SANDOZ INDEMNIFIED PARTIES". Sandoz Indemnified Parties means Sandoz, BCWI, their Affiliates, any of their successors or assigns, and any of their respective then-current or then-former directors, officers, employees, consultants, suppliers, contract manufacturers, contract service providers, and Third Parties engaged to perform activities under the Collaborative Program.

        1.86. "SANDOZ IP". Sandoz IP means Sandoz Know-How, Sandoz Collaboration Know-How, Sandoz Patent Rights and Sandoz Collaboration Patent Rights. Sandoz IP expressly excludes the intellectual property rights of any Affiliate of the Sandoz Parties, unless such

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intellectual property rights are Controlled by a Sandoz Party, it being understood that the Sandoz Parties shall have the obligation to obtain Control set forth in Section 8.3.

        1.87. "SANDOZ KNOW-HOW". Sandoz Know-How means all Know-How which (a) is Controlled by a Sandoz Party (i) as of the Effective Date or (ii) during the term of the Collaborative Program, but which is not developed by Sandoz or its Affiliates or acquired by Sandoz or its Affiliates in the conduct of the Collaborative Program, and (b) is contributed and approved for use by a Sandoz Party in the conduct of the Collaborative Program, it being understood that any such contribution shall be in the sole discretion of such Sandoz Party and that, unless the Parties otherwise agree in writing, such Sandoz Party shall not charge Momenta for any such contribution.

        1.88. "SANDOZ PATENT RIGHTS". Sandoz Patent Rights means all Patent Rights throughout the world covering Sandoz Know-How that are Controlled by a Sandoz Party.

        1.89. "SANDOZ PRODUCT-SPECIFIC KNOW-HOW". Sandoz Product-Specific Know-How means all Sandoz Know-How or Sandoz Collaboration Know-How which solely relates to the Product and does not relate, or cannot be used with, any other product or for any other general purpose.

        1.90. "SANDOZ PRODUCT-SPECIFIC PATENT RIGHTS". Sandoz Product-Specific Patent Rights means all Patent Rights throughout the world covering Sandoz Product-Specific Know-How that are Controlled by a Sandoz Party.

        1.91. "SELLING EXPENSES". Selling Expenses means Sandoz's or its Affiliates' expenditures to market, distribute and sell the Product, which shall be deemed for purposes of this Agreement to be equal to [**] percent ([**]%) of Net Sales of such Product for each applicable period.

        1.92. "SETTLEMENT". Settlement means an agreement or settlement, made at any time, between a Sandoz Party or its Affiliate(s), on the one hand, and Aventis, on the other hand, that finally resolves any existing Patent Litigation and precludes any future Patent Litigation by Aventis against the Sandoz Parties, their Affiliates and the Momenta Indemnified Parties related to the Product, such that the Product may be marketed by or continue to be marketed by or on behalf of Sandoz or its Affiliates subject to ANDA Final Approval of an ANDA filed by Sandoz or any of its Affiliates for the Product.

        1.93. "SETTLEMENT COSTS". Settlement Costs means all amounts paid to Aventis (whether [**] or similar arrangement, including without limitation [**] in accordance with Section 6.2.2) in order to achieve a Settlement.

        1.94. "STABILITY STUDIES". Stability Studies means, with respect to the Product, the performance of stability testing at one-tenth commercial scale in accordance with the stability protocol set forth in the ANDA for the Product.

        1.95. "SUPPLY CHAIN". Supply Chain, with respect to Product, means stable, reliable, and commercially practical sources to obtain all starting materials, biological products,

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biological molecules, chemicals, precursors, intermediates, and reagents of sufficient quantity, quality, and purity necessary to manufacture the required commercial quantities of the Product according to the Locked Manufacturing Process. "SUPPLY CHAIN" includes commercial sources of all packaging components and packaging materials, including primary and printed packaging materials according to the standards set forth in the ANDA for the Product.

        1.96. "THIRD PARTY". Third Party means any Person other than a Party or any of its Affiliates.

        1.97. "THIRD-PARTY COMPETITOR". Third-Party Competitor means each Third Party (including, [**], collectively with all of such Third Party's Affiliates, licensees and/or distributors, which Third Party owns, itself or through its Affiliates, [**] in the U.S. Territory for [**] Products and which Third Party is marketing, itself or through its Affiliates, licensees and/or distributors, [**] in the U.S. Territory; PROVIDED, HOWEVER, THAT Third-Party Competitor shall exclude Sandoz's and BCWI's Affiliates and distributors. If [**], it shall be termed the "[**]".

        1.98. "THIRD PARTY ROYALTIES". Third Party Royalties means any royalties, license fees or other monetary payments made by the Sandoz Parties (either directly or via reimbursement to Momenta) to any Third Party in consideration of a license(s) under such Third Party patent(s), know-how or other intellectual property rights, when such license is reasonably determined by the JPT to be necessary to commercially manufacture and/or sell the Product without infringing such Third Party intellectual property rights; PROVIDED, HOWEVER, that Third Party Royalties shall not include any payments to Third Party contractors hired by Momenta or any Sandoz Parties, with prior approval of the JPT, in order to provide services in connection with Development activities under this Agreement, under which royalty-free licenses are granted to intellectual property created during the course of providing such services.

        1.99. "U.S. LAUNCH". U.S. Launch means the time when Sandoz, its Affiliates or distributors achieve the First Commercial Sale of the Product in the U.S. Territory.

        1.100. "U.S. TERRITORY". U.S. Territory shall mean the fifty states of the United States of America, the District of Columbia and all territories and possessions of the United States of America and any other location where the FDA has jurisdiction over medicinal products intended for human use.

        1.101. OTHER DEFINED TERMS. Each of the following definitions is set forth in the section of this Agreement indicated below:

                        Definition                                    Section
                        ----------                                    -------
        Actual Momenta Economic Interest                           Schedule 4.3
        Additional Excessive Cost Termination                      11.5.2
        Additional Excessive Cost Termination Option Period        11.5.2
        Additional Excessive Cost Trigger                          11.5.2
        Additional FTE's                                           4.2
        Agreement                                                  Preamble
        Aventis Persons                                            1.6

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
        Aventis [**]                                               1.97
        Aventis [**]                                               4.8.1
        BCWI                                                       Preamble
        BCWI Executive Officer                                     1.25
        Branded Lovenox                                            1.47
        Carryforward                                               Schedule 4.3
        Commercial Milestone Payments                              4.10.2
        Commercial Viability Termination                           11.3
        Commercial Viability Trigger                               11.3
        Controlled Contractors                                     3.1
        Cost Cap                                                   4.1
        Disclosing Party                                           10.2
        District Court                                             1.23
        District Court Decision                                    1.23
        Economic Interest Variance                                 Schedule 4.3
        Entire Capacity                                            Schedule 1.48
        Effective Date                                             Preamble
        FD&C Act                                                   1.3
        Final Misappropriation Determination                       12.2
        Force Majeure Event                                        14.15
        Fragmin Notice                                             3.1
        Fragmin Response                                           3.1
        Fragmin Response Period                                    3.1
        FTE Records                                                4.2
        Full Capacity                                              Schedule 1.48
        Full Milestone Payment(s)                                  4.10.2
        Indemnified Party                                          12.3
        Indemnifying Party                                         12.3
        Initial Excessive Cost Termination                         11.5.1
        Initial Excessive Cost Termination Option Period           11.5.1
        Initial Excessive Cost Trigger                             11.5.1
        Initial Non-U.S. Territory Negotiation Period              3.4.2
        Invalidity Claim                                           8.6
        Joint Project Team / JPT                                   5.2
        Labeler                                                    1.41
        Joint Steering Committee / JSC                             5.3
        Legal Strategy Diminishment                                11.4
        Liabilities                                                12.1
        Milestone Payment Quarter                                  4.10.2
        M118 Notice                                                3.2
        M118 Response                                              3.2
        M118 Response Period                                       3.2
        MIT Associates                                             14.16
        Momenta                                                    Preamble

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
        Momenta Assigned Improvements                              8.1.1
        Momenta Economic Interest                                  Schedule 4.3
        Momenta Executive Officer                                  1.25
        Momenta Project Leader                                     1.80
        Momenta Share of Excess Costs                              Schedule 4.3
        New Excess Costs                                           Schedule 4.3
        [**] Period                                                4.7.1
        [**] Royalty                                               4.7.1
        Non-Injectable or Improved Enoxaparin Response             3.3.1
        Non-Injectable or Improved Enoxaparin Notice               3.3.1
        Non-Injectable or Improved Enoxaparin Response Period      3.3.1
        Non-U.S. Option                                            3.4.1
        Non-U.S. Option Period                                     3.4.1
        Non-U.S. Territory Agreement                               3.4.2
        [**] Period                                                4.5
        Orange Book Litigation                                     1.28
        Pleadings                                                  12.3.3
        Post-[**] Period                                           4.6.1
        Post-[**] Royalty                                          4.6.1
        Pre-Existing Costs                                         1.21
        Prior Confidentiality Agreement                            10.1
        Product Records                                            4.11.4
        Profit Interest                                            4.5
        Program Output                                             3.4.6
        Receiving Party                                            10.2
        Regulatory Milestone Payment                               4.10.1
        Representing Party                                         9.1
        Sandoz                                                     Preamble
        Sandoz Assigned Improvements                               8.1.1
        Sandoz Executive Officer                                   1.25
        Sandoz Party                                               Preamble
        Sandoz Parties                                             Preamble
        Sandoz Milestone Termination                               11.4
        Sandoz Milestone Trigger                                   11.4
        Sandoz Parties Royalty                                     11.6.3
        Sandoz Project Leader                                      1.80
        Supply Continuation Plan                                   11.2.2
        Supply Interruption                                        11.2.2
        Supply Interruption Notice                                 11.2.2
        Term                                                       11.1
        Third Party Term Sheet                                     3.4.5
        Third Party Term Sheet Notice                              3.4.5
        True-Up Amount                                             Schedule 4.3

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2.      GRANT OF RIGHTS

        2.1. MOMENTA LICENSE GRANTS. Subject to the terms and conditions of this Agreement, Momenta hereby grants to BCWI during the Term, (a) an exclusive license, without the right to grant sublicenses, under Momenta IP and under Momenta's rights in the Joint Collaboration IP, to Develop, make, have made, use, sell, offer to sell, lease, import and export the Product in the U.S. Territory in the Field, and (b) a non-exclusive license, with no right to grant sublicenses, under the Momenta IP to make, have made, and use the Product in the Non-U.S. Territory, but only for the purposes of sale of the Product in or into the U.S. Territory; PROVIDED, HOWEVER, THAT Momenta retains the right to practice, and to grant sublicenses, under Momenta IP and under Momenta's rights in the Joint Collaboration IP in the U.S. Territory in the Field to (i) perform its obligations to the Sandoz Parties under this Agreement, including, without limitation, to conduct the Momenta activities under this Agreement and in the Annual Collaboration Plans and (ii) make and have made the Product in the U.S. Territory solely for the purposes of sales of the Product in the Field (A) in those countries in the Non-U.S. Territory for which Sandoz does not, during the Non-U.S. Option Period, exercise the Non-U.S. Option, or (B) if Sandoz exercises the Non-U.S. Option within the Non-U.S. Option Period, in those countries in the Non-U.S. Territory for which Sandoz and Momenta do not execute a Non-U.S. Territory Agreement either during the Initial Non-U.S. Territory Negotiation Period or pursuant to Section 3.4.5. Notwithstanding the foregoing prohibition on sublicensing, (a) BCWI may sublicense its rights under this Section 2.1 to Sandoz to the extent it deems necessary for Sandoz to perform its obligations under this Agreement, and (b) subject to the provisions of Section 8.3.3, BCWI may sublicense its rights under this Section 2.1 to an Affiliate of BCWI other than Sandoz to the extent as may be permitted under the Annual Collaboration Plans or as otherwise approved in writing by Momenta.

        2.2. SANDOZ PARTIES LICENSE GRANTS. Subject to the terms and conditions of this Agreement, the Sandoz Parties hereby grant to Momenta, during the term of this Agreement, a worldwide, non-exclusive, royalty-free license, without the right to grant sublicenses (except to the extent as may be permitted under the relevant Annual Collaboration Plan or as otherwise approved in writing by the relevant Sandoz Party) under Sandoz IP and under the Sandoz Parties' rights in the Joint Collaboration IP, solely to the extent necessary or appropriate to perform Momenta's obligations to the Sandoz Parties under this Agreement, including, without limitation, to conduct the Momenta activities under this Agreement and in the Annual Collaboration Plans.

        2.3. EXCLUSIVITY. Subject to Momenta's retained right in Section 2.1, except as otherwise agreed in writing by the Parties, Momenta agrees that it shall not, and shall ensure that its Affiliates do not, during the Term, grant any license in Momenta IP or Joint Collaboration IP to any Third Party to Develop, make, have made, use, sell, offer to sell, lease, import, export or otherwise Commercialize the Product in the Field in the U.S. Territory. Except as otherwise agreed in writing by the Parties, each Sandoz Party agrees that it shall not, and shall use reasonable efforts to cause its Affiliates not to, during the Term, grant any license to any Third Party to Develop, make, have made, use, sell, offer to sell, lease, import, export or otherwise Commercialize the Product in the Field in the U.S. Territory, except to the extent necessary or appropriate to perform the Sandoz Parties' obligations to Momenta under this Agreement;

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PROVIDED, HOWEVER, THAT if an Affiliate of any Sandoz Party grants any such license to any Third Party, it shall be considered a breach of this Agreement by the Sandoz Parties. Momenta shall, and shall ensure that its Affiliates, exclusively develop and Commercialize the Product with the Sandoz Parties during the Term in the U.S. Territory. Each Sandoz Party shall, and shall use reasonable efforts to ensure that its Affiliates, exclusively develop and Commercialize the Product with Momenta during the Term in the U.S. Territory; PROVIDED, HOWEVER, THAT if an Affiliate of any Sandoz Party develops or commercializes the Product without Momenta during the Term in the U.S. Territory, it shall be considered a breach of this Agreement by the Sandoz Parties.

        2.4. RETAINED RIGHTS. Any rights of Momenta not expressly granted to Sandoz or BCWI under the provisions of this Agreement shall be retained by Momenta and any rights of Sandoz or BCWI not expressly granted to Momenta under the provisions of this Agreement shall be retained by Sandoz or BCWI, respectively.

        2.5. THIRD PARTY LICENSOR RIGHTS. The rights granted in Sections 2.1 and 2.2 are granted to the extent permitted or qualified by the nature of the licenses granted by the relevant Third Party licensors, if any, of Momenta IP or Sandoz IP, as the case may be. The Party receiving such license shall comply with all restrictions and obligations imposed by such Third Party licensors; PROVIDED, HOWEVER, THAT, if Momenta or a Sandoz Party, as the case may be, enters into a license with a Third Party licensor for any intellectual property that may be considered Momenta IP or Sandoz IP, respectively, Momenta or such Sandoz Party shall notify the Sandoz Parties or Momenta, respectively, of the restrictions and obligations imposed by such Third Party licensor, and, if the Sandoz Parties or Momenta, respectively, do not wish to comply with such restrictions and obligations, such licensed intellectual property shall not be considered Momenta IP or Sandoz IP, respectively, hereunder. Sandoz acknowledges receipt of a copy of the MIT Agreement from Momenta. Momenta represents that the copy of the MIT Agreement delivered to Sandoz in accordance with the foregoing represents the MIT Agreement as in effect as of the Effective Date.

3.      ADDITIONAL RIGHTS

        3.1. FRAGMIN OPPORTUNITY; RIGHT OF FIRST NEGOTIATION. During the Term, prior to entering into any detailed negotiations regarding key terms and/or entering into any contract, agreement, term sheet, understanding or arrangement (verbal or written) with a Commercial Third Party (other than Third Party contractors such as contract research organizations, contract manufacturers, contract employees, consultants and the like which merely conduct activities on behalf of Momenta and subject to Momenta's supervision and control ("CONTROLLED CONTRACTORS")) with respect to a Fragmin Opportunity in the U.S. Territory or the Non-U.S. Territory, Momenta shall provide written notice to the Sandoz Parties of its bona fide present intent to engage in such activities at such time (the "FRAGMIN NOTICE"), which Fragmin Notice shall include information in reasonable detail sufficient to enable the Sandoz Parties to make an informed decision with respect to such Fragmin Opportunity; PROVIDED, HOWEVER, THAT this
Section 3.1 shall not prevent Momenta from participating in general discussions or negotiations with Third Parties with respect to a Fragmin Opportunity in the U.S. Territory or the Non-U.S. Territory. If either (but not both) of the Sandoz Parties notifies Momenta in writing within thirty

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(30) days of receipt of the Fragmin Notice (the "FRAGMIN RESPONSE PERIOD", such notice, the "FRAGMIN RESPONSE") that it has a bona fide interest in discussing a collaboration with Momenta with respect to such Fragmin Opportunity, Momenta and such Sandoz Party shall enter into good faith negotiations on an exclusive basis, on such terms as may be mutually agreeable. If (a) neither Sandoz Party indicates during the Fragmin Response Period that it is interested in discussing such Fragmin Opportunity, (b) the Sandoz Parties indicate in writing during the Fragmin Response Period that they have no interest in such Fragmin Opportunity, or (c) one of the Sandoz Parties indicates such an interest during the Fragmin Response Period but Momenta and such Sandoz Party are unable, after good faith negotiations, to reach mutual agreement and execute a definitive agreement with respect to a collaboration with respect to such Fragmin Opportunity within [**] from the date of the Fragmin Response (or such extended period as may be approved in writing by Momenta and such Sandoz Party), Momenta shall be free for a period of [**] thereafter to undertake detailed negotiations regarding key terms and enter into a transaction (including execution of a definitive agreement) relating to such Fragmin Opportunity with a Commercial Third Party(ies), which, with respect only to clause (c) above, shall be on terms not less favorable, taken as a whole, to Momenta than those last offered to the applicable Sandoz Party. Momenta and the Sandoz Parties recognize that, in evaluating the favorability to Momenta of the terms of such Third Party transaction relating to such Fragmin Opportunity, numerous factors may be taken into account and given appropriate weight, including, without limitation, the amount of up-front payments, the amount and timing of subsequent license or research payments, the royalty rate(s) or profit sharing terms, the definition of territory, marketing and promotion rights, the purchase and pricing of equity, if applicable, and the identity, experience and market position of such Third Party(ies) in the relevant markets. If, after the expiration of such [**] period, Momenta has not entered into a transaction with any Third Party with respect to such Fragmin Opportunity, then Momenta and the Sandoz Parties shall again follow the procedures described in this Section 3.1 with respect to such Fragmin Opportunity. Momenta shall not be obligated to reveal to the Sandoz Parties the identity of any Third Party involved in any such transaction.

        3.2. M118 OPPORTUNITY; RIGHT OF FIRST NEGOTIATION. During the Term, prior to entering into any detailed negotiations regarding key terms and/or entering into any contract, agreement, term sheet, understanding or arrangement (verbal or written) with a Commercial Third Party (other than Controlled Contractors) with respect to an M118 Opportunity in the U.S. Territory or the Non-U.S. Territory, Momenta shall provide written notice to the Sandoz Parties of its bona fide present intent to engage in such activities at such time (the "M118 NOTICE"), which M118 Notice shall include information in reasonable detail sufficient to enable the Sandoz Parties to make an informed decision with respect to such M118 Opportunity; PROVIDED, HOWEVER, THAT this Section 3.2 shall not prevent Momenta from participating in general discussions or negotiations with Third Parties with respect to an M118 Opportunity in the U.S. Territory or the Non-U.S. Territory. If either (but not both) of the Sandoz Parties notifies Momenta in writing within thirty (30) days of receipt of the M118 Notice (the "M118 RESPONSE PERIOD", such notice, the "M118 RESPONSE") that it has a bona fide interest in discussing a collaboration with Momenta with respect to such M118 Opportunity, Momenta and such Sandoz Party shall enter into good faith negotiations on an exclusive basis, on such terms as may be mutually agreeable. If (a) neither Sandoz Party indicates during the M118 Response Period that it is interested in discussing such M118 Opportunity, (b) the Sandoz Parties indicate in writing during the M118 Response Period

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that they have no interest in such M118 Opportunity, or (c) one of the Sandoz
Parties indicates such an interest during the M118 Response Period but Momenta and such Sandoz Party are unable, after good faith negotiations, to reach mutual agreement and execute a definitive agreement with respect to a collaboration with respect to such M118 Opportunity within [**] from the date of the M118 Response (or such extended period as may be approved in writing by Momenta and such Sandoz Party), Momenta shall be free for a period of [**] thereafter to undertake detailed negotiations regarding key terms and enter into a transaction (including execution of a definitive agreement) relating to such M118 Opportunity with a Commercial Third Party(ies), which, with respect only to clause (c) above, shall be on terms not less favorable, taken as a whole, to Momenta than those last offered to the applicable Sandoz Party. Momenta and the Sandoz Parties recognize that, in evaluating the favorability to Momenta of the terms of such Third Party transaction relating to such M118 Opportunity, numerous factors may be taken into account and given appropriate weight, including, without limitation, the amount of up-front payments, the amount and timing of subsequent license or research payments, the royalty rate(s) or profit sharing terms, the definition of territory, marketing and promotion rights, the purchase and pricing of equity, if applicable, and the identity, experience and market position of such Third Party(ies) in the relevant markets. If, after the expiration of such [**] period, Momenta has not entered into a transaction with any Third Party with respect to such M118 Opportunity, then Momenta and the Sandoz Parties shall again follow the procedures described in this Section 3.2 with respect to such M118 Opportunity. Momenta shall not be obligated to reveal to the Sandoz Parties the identity of any Third Party involved in any such transaction.

        3.3.    NON-INJECTABLE OR IMPROVED ENOXAPARIN OPPORTUNITIES.

                3.3.1 U.S. TERRITORY. If, during the Term, Momenta intends to begin detailed negotiations regarding key terms and/or enter into any contract, agreement, term sheet, understanding or arrangement (verbal or written) with a Commercial Third Party (other than Controlled Contractors) with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the U.S. Territory, Momenta shall provide written notice of such bona fide present intent to the Sandoz Parties (the "NON-INJECTABLE OR IMPROVED ENOXAPARIN NOTICE"), which Non-Injectable or Improved Enoxaparin Notice shall include information in reasonable detail sufficient to enable the Sandoz Parties to make an informed decision with respect to such Non-Injectable or Improved Enoxaparin Opportunity; PROVIDED, HOWEVER, THAT this
                Section 3.3 shall not prevent Momenta from participating in general discussions or negotiations with Third Parties with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the U.S. Territory. If either (but not both) of the Sandoz Parties notifies Momenta in writing within [**] of receipt of the Non-Injectable or Improved Enoxaparin Notice (the "NON-INJECTABLE OR IMPROVED ENOXAPARIN RESPONSE PERIOD", such notice, the "NON-INJECTABLE OR IMPROVED ENOXAPARIN RESPONSE") that it has a bona fide interest in discussing a collaboration with Momenta with respect to such Non-Injectable or Improved Enoxaparin Opportunity, Momenta and such Sandoz Party shall enter into good faith negotiations on an exclusive basis, on such terms as may be mutually agreeable. If (a) neither Sandoz Party indicates during the Non-Injectable or Improved Enoxaparin Response Period that it is interested in discussing such

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                Non-Injectable or Improved Enoxaparin Opportunity, (b) the
                Sandoz Parties indicate in writing during the Non-Injectable or Improved Enoxaparin Response Period that they have no interest in such Non-Injectable or Improved Enoxaparin Opportunity, or
                (c) one of the Sandoz Parties indicates such an interest during the Non-Injectable or Improved Enoxaparin Response Period but Momenta and such Sandoz Party are unable to, after good faith negotiations, reach mutual agreement and execute a definitive agreement with respect to a collaboration with respect to such Non-Injectable or Improved Enoxaparin Opportunity within [**] from the date of the Non-Injectable or Improved Enoxaparin Response (or such extended period as may be approved in writing by Momenta and such Sandoz Party), Momenta shall be free for a period of [**] thereafter, to undertake detailed negotiations regarding key terms and/or enter into a transaction (including execution of a definitive agreement) relating to such Non-Injectable or Improved Enoxaparin Opportunity with a Commercial Third Party(ies), which, with respect only to clause
                (c) above, shall be on terms not less favorable, taken as a whole, to Momenta than those last offered to the applicable Sandoz Party. Momenta and the Sandoz Parties recognize that, in evaluating the favorability to Momenta of the terms of such Third Party transaction relating to such Non-Injectable or Improved Enoxaparin Opportunity, numerous factors may be taken into account and given appropriate weight, including, without limitation, the amount of up-front payments, the amount and timing of subsequent license or research payments, the royalty rate(s) or profit sharing terms, the definition of territory, marketing and promotion rights, the purchase and pricing of equity, if applicable, and the identity, experience and market position of such Third Party(ies) in the relevant markets. If, after the expiration of such [**] period, Momenta has not entered into a transaction with any Third Party with respect to such Non-Injectable or Improved Enoxaparin Opportunity, then Momenta and the Sandoz Parties shall again follow the procedures described in this Section 3.3.1 with respect to such Non-Injectable or Improved Enoxaparin Opportunity. Momenta shall not be obligated to reveal to the Sandoz Parties the identity of any Third Party involved in any such transaction.

                3.3.2   NON-U.S. TERRITORY.

                a. During the Non-U.S. Option Period, Momenta shall provide a Non-Injectable or Improved Enoxaparin Notice under
                        Section 3.3.1 to the Sandoz Parties if Momenta has a bona fide present intent to begin detailed negotiations regarding key terms or enter into any contract, agreement, term sheet, understanding or arrangement (verbal or written) with a Commercial Third Party at such time with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory, and the provisions of Section 3.3.1 shall apply MUTATIS MUTANDIS with respect to the Non-U.S. Territory.

                b. During the Initial Non-U.S. Territory Negotiation Period, if any, and during the term of the Non-U.S. Territory Agreement, Momenta shall

                                      -22-
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                        provide a Non-Injectable or Improved Enoxaparin Notice
                        under Section 3.3.1 to the Sandoz Parties if Momenta has a bona fide present intent to begin detailed negotiations regarding key terms or enter into any contract, agreement, term sheet, understanding or arrangement (verbal or written) with a Commercial Third Party at such time with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the portion of the Non-U.S. Territory for which a Sandoz Party has exercised the Non-U.S. Option or executed the Non-U.S. Territory Agreement, as applicable, and the provisions of Section 3.3.1 shall apply with respect to such countries.

                c. Notwithstanding the provisions of Sections 3.3.2(a) and 3.3.2(b), (i) if neither Sandoz Party indicates during the Non-U.S. Option Period that it is interested in exercising the Non-U.S. Option or the Sandoz Parties indicate in writing during the Non-U.S. Option Period that they have no interest in exercising the Non-U.S. Option, Momenta shall have no further obligations to the Sandoz Parties or their Affiliates with respect to the Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory; (ii) Momenta shall not be obligated to enter into definitive agreements with a Sandoz Party with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory unless and until Momenta and a Sandoz Party have entered into the Non-U.S. Territory Agreement; PROVIDED, HOWEVER, that the negotiation period for any such Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory shall be tolled without penalty during the Non-U.S. Option Period and the Initial Non-U.S. Territory Negotiation Period; (iii) if a Sandoz Party exercises the Non-U.S. Option but Momenta and such Sandoz Party do not enter into the Non-U.S. Territory Agreement either prior to the expiration of the Initial Non-U.S. Territory Negotiation Period or pursuant to
                        Section 3.4.5, Momenta shall have no further obligations to the Sandoz Parties or their Affiliates with respect to the Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory; (iv) if a Sandoz Party exercises the Non-U.S. Option with respect to only a portion of the Non-U.S. Territory, Momenta shall have no further obligations to the Sandoz Parties or their Affiliates with respect to a Non-Injectable or Improved Enoxaparin Opportunity with respect to those countries in the Non-U.S. Territory for which a Sandoz Party did not exercise the Non-U.S. Option; and (v) this Section
                        3.3 shall not prevent Momenta from participating in general discussions or negotiations with Third Parties with respect to a Non-Injectable or Improved Enoxaparin Opportunity in the Non-U.S. Territory.

        3.4.    NON-U.S. TERRITORY OPTION.

                3.4.1 OPTION. Momenta hereby grants to either (but not both) of the Sandoz Parties the exclusive option to commence negotiations to obtain an exclusive license to Develop and Commercialize the Product in all or part of the Non-U.S. Territory on terms to be determined in accordance with the provisions of this

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                Section 3.4 (the "NON-U.S. OPTION"). A Sandoz Party shall notify
                Momenta in writing as to its exercise of the Non-U.S. Option within four (4) months after the Effective Date (the "NON-U.S. OPTION PERIOD"). During the Non-U.S. Option Period, no Party shall, and each Party shall ensure that its Affiliates do not, develop or commercialize the Product with a Third Party in the Non-U.S. Territory. During the Initial Non-U.S. Negotiation Period, if any, no Party shall, and each Party shall ensure that its Affiliates do not, develop or commercialize the Product with a Third Party in the portion of the Non-U.S. Territory for which a Sandoz Party has exercised the Non-U.S. Option.

                3.4.2 INITIAL NON-U.S. TERRITORY NEGOTIATION PERIOD. Upon exercise by a Sandoz Party of the Non-U.S. Option, Momenta and such Sandoz Party shall negotiate in good faith a definitive agreement containing terms and conditions for the exclusive license in the portion of the Non-U.S. Territory for which such Sandoz Party has exercised the Non-U.S. Option in Section 3.4.1 (the "NON-U.S. TERRITORY AGREEMENT"). Unless extended by mutual agreement of Momenta and such Sandoz Party, the negotiations shall cease after the first anniversary of the Effective Date (the "INITIAL NON-U.S. TERRITORY NEGOTIATION PERIOD") if the Parties have not entered into the Non-U.S. Territory Agreement by such time.

                3.4.3 AGREED TERMS. Momenta and the Sandoz Parties agree that the Non-U.S. Territory Agreement will (a) be generally consistent with the terms of this Agreement (PROVIDED, HOWEVER, THAT the Non-U.S. Territory Agreement will, unless otherwise agreed by Momenta and the applicable Sandoz Party, permit sublicensing of marketing rights, and, if sublicensing of marketing rights by a Sandoz Party is permitted, the Non-U.S. Territory Agreement shall include such Sandoz Party's payment to Momenta of a mutually agreed percentage of any payment received by the Sandoz Party from a sublicense of the Product; and PROVIDED FURTHER THAT the Non-U.S. Territory Agreement shall include provisions specific to the relevant countries and/or to inter-jurisdictional agreements, which may include, without limitation, provisions with respect to tax withholding and addressing legal restrictions on inter-jurisdictional payments, as applicable), (b) take into consideration the economics of the international markets for enoxaparin, and (c) not include upfront payments or Development-related milestone payments.

                3.4.4 NON-EXERCISE OF OPTION. If the Sandoz Parties elect not to exercise the Non-U.S. Option pursuant to Section 3.4.1 within the Non-U.S. Option Period, or elect to exercise the Non-U.S. Option with respect to only a portion of the Non-U.S. Territory, on a country-by-country basis, Momenta shall be free to begin discussions or negotiations and/or enter into any contract, agreement, understanding or arrangement with Third Parties relating to the Development and/or Commercialization of the Product in the Non-U.S. Territory or, if applicable, the portion of the Non-U.S. Territory as to which the Sandoz Parties did not exercise the Non-U.S. Option.

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                3.4.5   FAILURE TO REACH AGREEMENT; RIGHT OF FIRST REFUSAL. If a
                Sandoz Party exercises the Non-U.S. Option but Momenta and such Sandoz Party do not enter into the Non-U.S. Territory Agreement prior to the expiration of the Initial Non-U.S. Territory Negotiation Period, Momenta shall be free to begin discussions or negotiations with Third Parties relating to the Development and/or Commercialization of the Product in the portion of the Non-U.S. Territory for which a Sandoz Party has exercised the Non-U.S. Option; PROVIDED THAT Momenta will not enter into any contract, agreement, term sheet, understanding or arrangement with a Commercial Third Party relating to the Development and/or Commercialization of the Product in the portion of the Non-U.S. Territory for which such Sandoz Party has exercised the Non-U.S. Option without first complying with the following procedures: At such time as Momenta has reached agreement on key terms with a Third Party relating to the Development and/or Commercialization of the Product in the portion of the Non-U.S. Territory for which a Sandoz Party has exercised the Non-U.S. Option (a "THIRD PARTY TERM SHEET"), Momenta shall provide a copy of such Third Party Term Sheet (which may be redacted to delete the name of the Third Party) to the applicable Sandoz Party (a "THIRD PARTY TERM SHEET NOTICE"). Within [**] after receipt of a Third Party Term Sheet Notice, such Sandoz Party shall indicate in writing to Momenta whether it wishes to negotiate and enter into definitive agreements reflecting the terms set forth in the Third Party Term Sheet. If the Sandoz Party indicates within such [**] period that it wishes to negotiate and enter into definitive agreements, Momenta and such Sandoz Party shall in good faith negotiate definitive agreements reflecting the terms set forth in the Third Party Term Sheet. If, despite such good faith negotiations, Momenta and the Sandoz Party have not entered into such definitive agreements within [**] after such Sandoz Party's receipt of the Third Party Term Sheet Notice (as such period may be extended by mutual agreement of the Parties), then Momenta shall be free to negotiate and enter into definitive agreements reflecting the terms set forth in the Third Party Term Sheet with the applicable Third Party. Momenta shall not be obligated to reveal to the Sandoz Parties the identity of any Third Party involved in any such transaction.

                3.4.6 LICENSE TO MOMENTA. Momenta shall have the right to use any and all preclinical, clinical, technical and other relevant data, records, reports, information, materials and technology in its possession or in the possession of the Sandoz Parties (to the extent the Sandoz Parties have the right to transfer the foregoing to Momenta) (including, without limitation, manufacturing technology) that arises from and is used in the Collaborative Program (collectively, "PROGRAM OUTPUT") in its Development and Commercialization of the Product for any country in the Non-U.S. Territory with respect to which a Sandoz Party has not exercised the Non-U.S. Option prior to the expiration of the Non-U.S. Option Period and for any country in the Non-U.S. Territory with respect to which Momenta and a Sandoz Party have not executed the Non-U.S. Territory Agreement either prior to the expiration of the Initial Non-U.S. Territory Negotiation Period or pursuant to Section 3.4.5. In the event that any item of

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                Program Output constitutes Sandoz IP, the Sandoz Parties
                automatically grant to Momenta, upon the expiration of the Non-U.S. Option Period and/or the expiration of the Initial Non-U.S. Territory Negotiation Period, as applicable, a non-exclusive, sublicenseable, royalty-free license under such Sandoz IP to (a) Develop, make, have made, use, sell, offer to sell, lease, import and export the Product in the Field in any country in the Non-U.S. Territory with respect to which a Sandoz Party has not exercised the Non-U.S. Option prior to the expiration of the Non-U.S. Option Period and in any country in the Non-U.S. Territory with respect to which Momenta and a Sandoz Party have not executed the Non-U.S. Territory Agreement either prior to the expiration of the Initial Non-U.S. Territory Negotiation Period or pursuant to Section 3.4.5, and (b) make and have made the Product anywhere in the world for the purpose of sale of the Product in the Field into any country in the Non-U.S. Territory with respect to which a Sandoz Party has not exercised the Non-U.S. Option prior to the expiration of the Non-U.S. Option Period and into any country in the Non-U.S. Territory with respect to which Momenta and a Sandoz Party have not executed the Non-U.S. Territory Agreement either prior to the expiration of the Initial Non-U.S. Territory Negotiation Period or pursuant to Section 3.4.5. Program Output shall expressly exclude, and Momenta shall have no right to use or share with any Third Party, any financial information (other than total per-unit costs of the Product with no breakdown of the components thereof), that was created, generated or compiled pursuant to the Collaborative Program and otherwise pursuant to this Agreement. Nothing in this Section 3.4.6 shall be interpreted or construed to in any way license, authorize or otherwise permit Momenta or any Third Party to use any Program Output or practice any Sandoz IP in any manner that is inconsistent with the Sandoz Parties' rights under this Agreement.

        3.5. EQUITY INVESTMENT. Momenta hereby grants to Sandoz a non-exclusive option to invest between U.S.$5,000,000 and U.S.$10,000,000 in a class of preferred stock of Momenta to be substantially equivalent to Momenta's Series B Convertible Preferred Stock, U.S.$0.01 par value per share, at a mutually agreed share price and subject to such obligations and restrictions, and entitled to such rights and preferences, as those currently imposed and bestowed on the holders of Momenta's Series B Convertible Preferred Stock. The exercise of such option shall be subject to the execution of definitive agreements containing the terms and conditions customary in such agreements and the approval thereof by the respective boards of directors of Momenta and Sandoz, and, to the extent applicable, by certain stockholders of Momenta. The option granted by Momenta pursuant to this Section 3.5 shall expire unless such definitive agreements are executed within ninety (90) days after the Effective Date, as such date may be extended by mutual consent of Momenta and Sandoz. In the event of the exercise by Sandoz of its option pursuant to this Section 3.5, Momenta and Sandoz agree to negotiate such definitive agreements in good faith and to use Commercially Reasonable Efforts to obtain all necessary approvals and execute such definitive agreements prior to the expiration of such ninety-day period.

        3.6. SANDOZ AFFILIATES. The Sandoz Parties may permit any of their Affiliates to exercise all or any portion of the rights of the Sandoz Parties pursuant to this Article 3 and in

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such event, all applicable references to 'Sandoz,' a 'Sandoz Party' or the
'Sandoz Parties' shall be considered references to such Affiliate(s); PROVIDED THAT any such Affiliate(s) agree to be bound by the restrictions and obligations applicable to the Sandoz Parties pursuant to the applicable provisions of this
Article 3.

4.      FINANCIAL PAYMENTS

        4.1. CAPPED COSTS. Subject to the provisions of this Agreement, BCWI shall be responsible for all Development Costs and Sandoz shall be responsible for all Legal Expenses incurred by the Parties in performing their obligations under this Agreement, up to a maximum of an aggregate of such Development Costs and Legal Expenses of U.S.$[**] (the "COST CAP"). Within thirty (30) days after the end of each Quarter during this Agreement, the Sandoz Parties shall provide to Momenta a written report documenting any Capped Costs incurred by the Sandoz Parties during such just-ended Quarter. Within thirty (30) days after the end of each Quarter during this Agreement, Momenta shall provide to the Sandoz Parties an invoice (together with supporting documentation) for any Capped Costs incurred by Momenta during such just-ended Quarter (which, with respect to the first Quarter under this Agreement, shall include the Pre-Existing Costs), and payments will be due to be made to Momenta by the applicable Sandoz Party(ies) for any Capped Costs incurred by Momenta within forty-five (45) days of receipt of such invoice. Capped Costs shall be incurred by the Parties according to the Annual Collaboration Plan. Any material deviation from the Annual Collaboration Plan shall immediately be reported to the Joint Steering Committee.

        4.2. FTE FUNDING. Momenta will provide [**] FTEs during the [**] period commencing October 1, 2003 under this Agreement and [**] FTEs during the following [**] period under this Agreement, devoted exclusively to efforts on behalf and in furtherance of the Collaborative Program. As compensation for the provision of such FTEs, BCWI shall pay Momenta, effective as of October 1, 2003, at the FTE Rate. Additional FTEs, as mutually agreed to in the applicable Annual Collaboration Plan, will be provided by Momenta, and paid for by BCWI (subject to the provisions of Section 4.11.8) at the FTE Rate ("ADDITIONAL FTE'S"). Within thirty (30) days after the end of each Quarter during such time periods, Momenta shall provide to BCWI a report of the number of FTEs actually devoted by Momenta to the Collaborative Program during such just-ended Quarter and payments will be due by BCWI within forty-five (45) days after receipt of such report, based on the number of FTEs actually committed by Momenta to the Collaborative Program during such Quarter at the FTE Rate, PRO RATA for such actual number of FTEs. Momenta shall track the number of FTEs devoted to the Collaborative Program on a monthly basis in accordance with Momenta's standard record-keeping practices (including without limitation the use of at a minimum monthly timesheets) (the "FTE RECORDS").

        4.3.    EXCESS COSTS. Subject to the provisions of Sections 4.11.8 and
11.5 and SCHEDULE 4.3, Sandoz shall bear responsibility for all Excess Costs. Within fifteen (15) days after the end of each Quarter during this Agreement, Momenta shall provide to Sandoz an invoice (together with supporting documentation) for any Excess Costs paid by Momenta during such just-ended Quarter, and payments will be due to be made to Momenta by Sandoz for any Excess Costs paid by Momenta within forty-five (45) days of receipt of such invoice.

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        4.4.    COMMERCIALIZATION COSTS. Sandoz shall be responsible for all
Commercialization Costs. Momenta shall bear no responsibility for the Commercialization Costs.

        4.5. U.S. PROFIT INTEREST. In the event that, at the time of U.S. Launch, there [**] (the "[**]Period"), then, subject to the provisions of
Section 4.9, for each Post-Launch Quarter during such [**] Period during which Sandoz, its Affiliates or distributors is selling the Product in the U.S. Territory, Sandoz shall pay Momenta an amount computed by multiplying [**] percent ([**]%) times the Profits in the U.S. Territory during such Post-Launch Quarter (the "PROFIT INTEREST"), which shall be adjusted pursuant to SCHEDULE
4.3. The [**] Period shall automatically terminate upon the existence of [**] the U.S. Territory and the provisions of this Section 4.5 shall not apply thereafter.

        4.6.    U.S. POST-[**] ROYALTY.

                4.6.1 Upon termination of the [**] Period, Section 4.5 shall no longer apply. Subject to the provisions of Section 4.8, if such termination occurs after the [**] anniversary of the U.S. Launch, then, following such termination (subject to the provisions of Section 4.9), for each Post-Launch Quarter during which Sandoz, its Affiliates or distributors is selling the Product in the U.S. Territory (the "[**] PERIOD"), Sandoz shall pay Momenta a royalty (the "[**][**] ROYALTY") as a percentage of Net Sales of the Product in the U.S. Territory to be computed according to the following table, by multiplying Net Sales in the U.S. Territory for such Post-Launch Quarter times the applicable percentage listed in the following table:

                        Net Sales in U.S. Territory
                        During a Post-Launch Year                      Royalty Rate
                        ---------------------------                    ------------
                        First U.S.$[**] Million in Net Sales in
                        the U.S. Territory                                [**]%

                        Over U.S.$[**] Million in Net Sales in
                        the U.S. Territory                                [**]%

                4.6.2 The amounts payable under Section 4.6.1 shall be adjusted pursuant to SCHEDULE 4.3.

        4.7.    U.S. [**] ROYALTY.

                4.7.1 In the event that (a) at the time of U.S. Launch there are [**] or (b) termination of the [**] Period occurs on or before the [**] anniversary of the U.S. Launch (in which case, upon such termination the provisions of Section 4.5 shall no longer apply), then, subject to the provisions of Sections 4.8 and 4.9, for each Post-Launch Quarter during which Sandoz, its Affiliates or distributors is selling the Product in the U.S. Territory (the "[**] PERIOD"), Sandoz shall pay Momenta a royalty (the "[**] ROYALTY") as a percentage of Net Sales of the Product in the

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                U.S. Territory to be computed according to the following table, by multiplying Net Sales in the U.S. Territory for such Post-Launch Quarter times the applicable percentage listed in the table:

                        Net Sales in U.S. Territory During a
                        Post-Launch Year                               Royalty Rate
                        ------------------------------------           ------------
                        First U.S.$[**] Million in Net Sales in the
                        U.S. Territory                                    [**]%

                        Over U.S.$[**] Million in Net Sales in the
                        U.S. Territory                                    [**]%

                4.7.2 The amounts payable under Section 4.7.1 shall be adjusted pursuant to SCHEDULE 4.3.

        4.8.    AVENTIS [**].

                4.8.1 If the [**] Period (i) terminates because there is [**], or (ii) never existed as a result of [**]; then (subject to the provisions of Section 4.9) thereafter until such time as there is [**] (the "Aventis [**]"), at which time the provisions of
                Section 4.6 or Section 4.7, as applicable, shall govern, Sandoz shall pay the Post-[**] Royalty during each Post-Launch Year (or portion thereof) until such time as the total Profits for the Product in the U.S. Territory for such Post-Launch Year (or portion thereof) equal the Aventis [**], and thereafter, solely with respect to any Profits exceeding the Aventis [**], during the remainder of such Post-Launch Year, Sandoz shall pay Momenta the Profit Interest with respect to such excess. The Aventis [**] shall automatically terminate upon the existence of [**] in the U.S. Territory and the provisions of this Section 4.8 shall not apply thereafter.

                4.8.2 The amounts payable under Section 4.8.1 shall be adjusted pursuant to SCHEDULE 4.3.

        4.9. ALLOCATION BETWEEN PERIODS. In the event that a termination of the [**] and/or the Aventis [**] falls on a day other than the first day of a Post-Launch Quarter, the Profit Interest and Post-[**] Royalty or [**] Royalty, as the case may be, for such Post-Launch Quarter shall be paid for such Post-Launch Quarter based upon the actual Net Sales made during such Post-Launch Quarter under the [**] Period, the Aventis [**] and/or the Post-[**] Royalty Period or [**] Royalty Period, as the case may be.

        4.10.   MILESTONE PAYMENTS.

                4.10.1 REGULATORY MILESTONE PAYMENT. The Sandoz Parties shall pay Momenta a one-time non-creditable, non-refundable milestone payment equal to [**] Dollars (U.S.$[**]) ("REGULATORY MILESTONE PAYMENT") on the earlier of (a) Final Legal Clearance or (b) U.S. Launch; PROVIDED, HOWEVER, THAT the Regulatory Milestone Payment is payable only if (i) Sandoz receives ANDA Final Approval for an

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                ANDA filed by Sandoz or any of its Affiliates for the Product before any Third Party (other than [**]) receives ANDA Final Approval for an ANDA filed by such Third Party for a Lovenox(R)-Equivalent Product, and (ii) (A) if U.S. Launch occurs prior to Final Legal Clearance, there is [**] in the U.S. Territory at the time of U.S. Launch, or (B) if Final Legal Clearance occurs prior to U.S. Launch, no Third Party (other than [**]) has received ANDA Final Approval for an ANDA filed by such Third Party for a Lovenox(R)-Equivalent Product at the time of Final Legal Clearance.

                4.10.2  COMMERCIAL MILESTONE PAYMENTS.

                a. The Sandoz Parties shall pay Momenta the following milestone payments (the "FULL MILESTONE PAYMENTS") (as shall be adjusted pursuant to SCHEDULE 4.3, the "COMMERCIAL MILESTONE PAYMENTS"); PROVIDED THAT each such milestone payment shall be payable only if (i) Sandoz has sold the Product during the twelve (12) months immediately preceding the events described below, or Sandoz's failure to sell the Product during such period is a breach of this Agreement, and (ii) as of each anniversary described below, there is [**] in the U.S. Territory:

                                 Milestone Event              Amount of Milestone
                                 --------------               -------------------
                        [**] anniversary of U.S. Launch            U.S.$[**]
                        [**] anniversary of U.S. Launch            U.S.$[**]
                        [**] anniversary of U.S. Launch            U.S.$[**]
                        [**] anniversary of U.S. Launch            U.S.$[**]
                        [**] anniversary of U.S. Launch            U.S.$[**]

                b. Each Commercial Milestone Payment shall be made within forty-five (45) days after the end of the applicable Post-Launch Quarter in which the Milestone Event referenced in the above table occurs; PROVIDED, HOWEVER, that if any Milestone Event occurs prior to Final Legal Clearance, the applicable Commercial Milestone Payment for such Milestone Event shall be made within forty-five
                        (45) days after the end of the Post-Launch Quarter in which Final Legal Clearance occurs. For purposes of this Agreement, each such Post-Launch Quarter when a Commercial Milestone Payment is actually made shall be a "MILESTONE PAYMENT QUARTER". For example, if Final Legal Clearance occurs midway between the [**] and [**] anniversary of U.S. Launch, the first two (2) Commercial Milestone Payments shall be due 45 days after the end of the Post-Launch Quarter in which Final Legal Clearance occurs. For the avoidance of doubt, if Final Legal Clearance does not occur during the Term, no Commercial Milestone Payment(s) shall be due to Momenta.

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        4.11.   PAYMENT/ACCOUNTING.

                4.11.1 TIME AND MANNER OF PAYMENT OF ROYALTIES. The Sandoz Parties (and/or Momenta in the event Section 11.6.3 applies) shall report the amount of Product sold in each Post-Launch Quarter, the gross amount invoiced, the deductions used in the calculation of Net Sales, the applicable Manufacturing Costs and the resulting calculation of Profit Interest or royalties due to Momenta (or the Sandoz Parties, as applicable), within forty-five (45) days after the end of such Post-Launch Quarter. With each such report, the Sandoz Parties (or Momenta, as applicable) shall pay the amount of Profit Interest or royalties due. If no Profit Interest or royalties are due, the report shall so state. Reports shall provide a reconciliation showing the amount due.

                4.11.2 COMPUTATION. All payments due shall be payable in United States dollars. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as otherwise permitted in the definition of "Net Sales" or by this Section 4.11.

                4.11.3 INTEREST. Interest shall be payable on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of (a) two percentage points above the prime rate of interest, as reported by THE WALL STREET JOURNAL for the applicable period, or (b) the highest rate permitted by applicable law, in each case calculated on the number of days such payments are paid after the date they are due.

                4.11.4 RECORD KEEPING. The Sandoz Parties and Momenta shall keep, and shall require their Affiliates, distributors, licensees and sublicensees to keep, accurate and complete accounting records of the Products sold under this Agreement ("PRODUCT RECORDS") appropriate to determine the amount of Profit Interest or royalties due hereunder and to support the reports made pursuant to Section 4.11.1. Such records shall be retained for at least five (5) years following a given reporting period.

                4.11.5 SANDOZ AUDIT. Upon sixty (60) days' prior written notice, the Sandoz Parties shall permit their books and records of Capped Costs, Excess Costs and Product Records to be examined for a particular calendar year, no more than once annually, during normal business hours, by an independent auditor appointed by Momenta and reasonably acceptable to the Sandoz Parties, and at Momenta's expense, to the extent necessary to verify the accuracy of the Profit Interest and royalty reports delivered by the Sandoz Parties under this Agreement. Any information received as a result of such inspection shall be maintained as the Sandoz Parties' Confidential Information.

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                4.11.6  MOMENTA AUDIT. Upon sixty (60) days' prior written notice, Momenta will permit its books and records of Capped Costs, Excess Costs, the FTE Records and Product Records to be examined for a particular calendar year, no more than once annually, during normal business hours, by an independent auditor appointed by Sandoz (on behalf of itself and BCWI) and reasonably acceptable to Momenta, and at Sandoz's expense, to the extent necessary to verify the accuracy of the invoices and royalty reports delivered by Momenta under this Agreement. Any information received as a result of such inspection shall be maintained as Momenta's Confidential Information.

                4.11.7 UNDERPAYMENT/OVERPAYMENT AND PAYMENT DISPUTES. In the event an examining auditor specified in Sections 4.11.5 or
                4.11.6 concludes that an underpayment or overpayment was made, the auditor will specify such in a written report along with the information on which such conclusion is based. This report will be shared promptly with the audited Party. The amount of any such underpayment or the reimbursement of any such overpayment shall be due and payable by the audited Party within forty-five
                (45) days of the date of such report, PROVIDED THAT if a Party disputes the conclusion of the auditor, the Parties will resolve the dispute according to Article 13. If the underpayment by the audited Party or the overpayment by the auditing Party differs by greater than five percent (5%) from the amount that was otherwise due, the audited Party shall pay all of the costs of such review, together with interest calculated on the amount of such underpayment or overpayment in the manner provided in
                Section 4.11.3.

                4.11.8 RELATIONSHIP BETWEEN THE SANDOZ PARTIES. As between Sandoz and BCWI, (a) BCWI shall bear responsibility for all Development Costs to the extent such Development Costs are part of Capped Costs and for FTE costs for the first fifteen (15) FTEs in accordance with Section 4.2; (b) Sandoz shall bear responsibility for all payments under Sections 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, unless Sandoz otherwise makes arrangements with BCWI for any such payments; and (c) the Sandoz Parties shall bear responsibility for all payments under Section 4.10. Sandoz and BCWI are permitted to enter into an agreement between themselves pursuant to which each Sandoz Party shall bear its portion of the Profit Interest and royalties due to Momenta pursuant to this Agreement and for payment of Development Costs that are part of Excess Costs and for Additional FTEs. Sandoz shall guarantee all obligations of BCWI under this Agreement, other than those obligations guaranteed by Sandoz GmbH, as set forth on the signature page of this Agreement.

        4.12. TRUE-UP. Notwithstanding any other provision of this Agreement, the Parties agree that for a two-year period after the end of the Term, the Sandoz Parties shall submit to Momenta, on a quarterly basis within forty-five
(45) days following the close of each Quarter, a schedule showing any adjustment to the calculations of the Profits from the Product and Net Sales, and the resulting adjustment to payments made to Momenta hereunder, which occurred in such Quarter, and the Party owing any amounts pursuant to such reconciliation shall, within forty-five (45) days of the receipt of such reconciliation, submit payment to the other Party.

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5.      JOINT DEVELOPMENT AND COMMERCIALIZATION

        5.1. JOINT COLLABORATION. Sandoz and Momenta, and, to the extent appropriate, BCWI, shall jointly collaborate in the Development and Commercialization of the Product and the Legal Activities, using Commercially Reasonable Efforts to Develop the Product, to achieve Legal Clearance, to bring the Product to the market in the U.S. Territory within a commercially reasonable time period (subject to the provisions of Section 6.2.1) and to Commercialize the Product in the U.S. Territory. Sandoz shall be responsible for ensuring that representatives of BCWI participate in the Development and Commercialization activities and the Legal Activities as appropriate.

        5.2. JOINT PROJECT TEAM. The Development and Commercialization activities and Legal Activities shall be conducted and managed on a day-to-day basis through a Joint Project Team ("JOINT PROJECT TEAM" or "JPT"). Momenta and Sandoz shall each appoint one (1) Project Leader promptly following the Effective Date and may change its Project Leader at any time by giving written notice to the other. The JPT shall consist of three (3) (or such other mutually agreed number) representatives from each of Sandoz and Momenta (including each Party's then-current Project Leader), which representatives shall be directly involved with and responsible for Development and Commercialization activities and Legal Activities. Promptly after the Effective Date, Momenta and Sandoz shall each appoint its representatives to the JPT. Momenta and Sandoz may each change its JPT representatives at any time by giving written notice to the other. The JPT shall meet within thirty (30) days after the Effective Date and, thereafter, at least quarterly during the course of the Collaborative Program. Additional representatives of a Party may attend meetings of the JPT on an AD HOC invited basis as appropriate.

        5.3. JPT RESPONSIBILITIES. Except as provided in Sections 5.10, 6.1 and 6.2.1, the JPT shall be responsible for: (a) directing all day-to-day aspects of the Development and Commercialization of, and the Legal Activities with respect to, the Product; (b) preparing and submitting to the Joint Steering Committee ("JOINT STEERING COMMITTEE" or "JSC") an Annual Collaboration Plan for each Contract Year; (c) discussing and resolving ongoing issues; and (d) periodically reporting to the JSC and referring any disputes not resolved by the JPT to the JSC for resolution. The JPT shall only act unanimously and each Party, acting through its representatives, shall have one vote on the JPT. Within thirty (30) days after each meeting, the Project Leaders will jointly provide the JSC with a written report describing, in reasonable detail, the status of the Collaborative Program and the Development and Commercialization of, and Legal Activities with respect to, the Product, including, without limitation, a summary of the results and progress to date, the status of the then-current budget in the Annual Collaboration Plan (actuals vs. estimates), project timelines, critical path issues and any other issues requiring resolution, proposed solutions to such issues, and the agreed resolution of previously reported issues.

        5.4. JOINT STEERING COMMITTEE. The JSC shall consist of six (6) members, three (3) representatives from each of Sandoz and Momenta, each of whom shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents. Promptly after the Effective Date, Momenta and Sandoz shall each appoint its

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representatives to the JSC. Momenta and Sandoz may each change its JSC representatives at any time by giving written notice to the other.

        5.5. JSC ADMINISTRATION. The JSC shall appoint a chairperson from among its members, which shall rotate annually between the representatives from Sandoz and the representatives from Momenta. The chairperson shall be responsible for calling meetings of the JSC and for leading the meetings. A JSC member of the Party hosting a meeting of the JSC (or someone designated by the JSC) shall serve as secretary of that meeting. The secretary of the meeting shall prepare and distribute to all members of the JSC draft minutes of the meeting within thirty (30) days following the meeting to allow adequate review and comment. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JSC. Minutes of each JSC meeting shall be approved or disapproved, and revised as necessary, at the next meeting. Final minutes of each meeting shall be distributed to the members of the JSC by the chairperson.

        5.6. JSC MEETINGS. The location of meetings of the JSC shall alternate between Sandoz's principal place of business and Momenta's principal place of business, or as otherwise agreed by the Parties. The JSC may also meet by means of a telephone conference call or videoconference. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JSC. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. In addition, each of Momenta and Sandoz may, at its discretion, invite non-voting employees, and, with the consent of Sandoz and Momenta, respectively, consultants or scientific advisors, to attend the meetings of the JSC to, among other things, review and discuss the Collaborative Program and its results. Either Momenta or Sandoz may convene a special meeting of the JSC for the purpose of resolving disputes.

        5.7. JSC RESPONSIBILITIES. Except as provided in Sections 5.10, 6.1 and 6.2.1, the JSC shall be responsible for: (a) overseeing the Development and Commercialization activities and Legal Activities under the Collaborative Program (including, without limitation, (i) determining the strategy to achieve Legal Clearance, such as the decision regarding which Locked Manufacturing Process to employ, (ii) determining the enforcement strategy with respect to the Joint Collaboration IP, and (iii) determining the patent prosecution and enforcement strategy with respect to those Product-Specific Patent Rights relevant to the exercise by Sandoz of the licenses granted in Section 2.1); (b) providing overall guidance to the JPT; (c) approving the Annual Collaboration Plan or any changes thereto, including without limitation, the budget contained therein pursuant to Section 5.8 and any changes thereto; (d) reviewing progress toward milestones in the Annual Collaboration Plan; (e) attempting to resolve disputes; and (f) performing such other tasks and undertaking such other responsibilities as are set forth in this Agreement. The JSC shall only act unanimously and each of Momenta and Sandoz, acting through its representatives, shall have one vote on the JSC. The JSC shall meet within thirty (30) days after the Effective Date and, thereafter, at least quarterly during the course of the Collaborative Program. Within thirty (30) days after each meeting, the persons appointed by the JSC will provide Sandoz (on behalf of Sandoz and BCWI) and Momenta with a written report describing, in reasonable detail, the status of the Collaborative Program and the Development and Commercialization of, and Legal Activities with respect to, the Product, a summary of the

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results and progress to date, any issues requiring resolution, and the agreed resolution of previously reported issues. Disputes shall be resolved pursuant to
Article 13.

        5.8. ANNUAL COLLABORATION PLAN. The Parties shall undertake the Collaborative Program in accordance with the Annual Collaboration Plans. The JPT shall prepare the Annual Collaboration Plan (a) for the First Contract Year within thirty (30) days after the Effective Date, (b) for the Second Contract Year at least sixty (60) days prior to the commencement of such Contract Year, and (c) for the Third Contract Year and subsequent Contract Years at least ninety (90) days prior to the commencement of such Contract Year. The JSC shall review and approve the Annual Collaboration Plan (i) for the First Contract Year within forty-five (45) days after the Effective Date, (ii) for the Second Contract Year at least thirty (30) days prior to the commencement of such Contract Year, and (iii) for the Third Contract Year and subsequent Contract Years at least sixty (60) days prior to the commencement of such Contract Year. The JPT shall prepare, and the JSC shall review and approve, updates and amendments, as appropriate, to the then-current Annual Collaboration Plan during the course of the applicable Contract Year. Each Annual Collaboration Plan shall be consistent with the other terms and conditions of this Agreement. Each Annual Collaboration Plan shall specify, among other things, (A) specific objectives of the Collaborative Program during the applicable Contract Year, (B) specific activities to be performed by each Party, or by Third Parties, in support of the Collaborative Program during the applicable Contract Year, and (C) a budget reflecting the resources (including FTEs) to be assigned and amounts expended by each Party in support of the Collaborative Program. In particular, to support the Development and Commercialization of, and Legal Activities with respect to, the Product, the Annual Collaboration Plan shall specify the activities to be performed by each Party, or by Third Parties, and the related resources (including FTEs) to be assigned and the strategic marketing plan for the Product in the U.S. Territory. In preparing the initial Annual Collaboration Plan, the JPT shall assign specific activities to the relevant Party(ies). While all activities will be considered joint activities within the collaboration, the JPT shall assign specific activities to the relevant Party(ies) to execute. SCHEDULE
5.8 provides a preliminary list of activities to be included in the Annual Collaboration Plan, along with a preliminary assignment of the Party(ies) responsible for each activity. The Annual Collaboration Plan, to be approved by the JSC, will include a complete list of activities and the assignment of the relevant Party(ies) for each such activity. While a given Party may be assigned the lead responsibility for an activity, it will be the responsibility of such Party to achieve cross-company alignment on the strategy and the plans to complete the activity consistent with the integrated strategy as defined in the Annual Collaboration Plan.

        5.9. COMPLIANCE WITH LAWS. Each Party agrees to use Commercially Reasonable Efforts to carry out all work assigned to such Party in the Annual Collaboration Plan and its other obligations under this Agreement in material compliance with all applicable federal, state or local laws, regulations and guidelines governing the conduct of such work, including, without limitation,
(a) the FD&C Act and any applicable implementing regulations; (b) cGMPs; (c) all other applicable FDA guidelines; (d) all other applicable laws, including all applicable U.S., federal, state, foreign and local environmental, health and safety laws in effect at the time and place of manufacture of a Product; and (e) all applicable export and import control laws.

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        5.10.   LEGAL CLEARANCE. Sandoz shall have sole responsibility to make decisions with respect to Legal Clearance (except with respect to the determination of whether Legal Clearance has occurred, which shall be determined in accordance with the definitions herein of District Court Legal Clearance and Final Legal Clearance); PROVIDED THAT such decisions are generally consistent with the strategy set therefor by the JSC, and subject to the provisions of
Section 13.2.

6.      COMMERCIALIZATION BY SANDOZ

        6.1. REVIEW AND OVERSIGHT. Other than with respect to Section 6.2.1, which shall be in the sole discretion of Sandoz, all responsibilities of the Parties with respect to Commercialization of the Product shall be subject to the oversight and review of the Joint Project Team and the Joint Steering Committee as set forth in Article 5. Notwithstanding Section 5.8 or any other provision of this Agreement, Sandoz and its Affiliates (or, with respect to Section 11.6.1, Momenta, its Affiliates and sublicensees) shall have the sole discretion and exclusive authority to set the prices for the Product sold to Third Parties. The Parties shall agree upon the trademark to be used for the Product, which shall not include any trademark or tradename or a part thereof that uses the name "Novartis" or "Sandoz" or a derivative thereof or any other trademark or part or derivative thereof that is the name or derivative of a name of any other Sandoz Affiliate.

        6.2.    PRE FINAL LEGAL CLEARANCE LAUNCH.

                6.2.1 Notwithstanding any other provision in this Agreement, the Parties agree that, if ANDA Final Approval for an ANDA filed by Sandoz or any of its Affiliates for the Product has been obtained and a District Court Decision has been obtained but Final Legal Clearance has not yet been obtained, Sandoz may, in its sole discretion, decide whether to proceed with U.S. Launch, or to defer U.S. Launch until Final Legal Clearance. Upon deciding to proceed with Pre Final Legal Clearance Launch, Sandoz shall promptly notify Momenta of such decision and shall use Commercially Reasonable Efforts to Commercialize the Product.

                6.2.2 Notwithstanding anything else herein to the contrary, the Parties agree that, consistent with the provisions of
                Section 12.1(c), Sandoz shall bear, and Momenta shall not be responsible for, any damages of Aventis in the event that Sandoz or its Affiliates are held liable for [**] under Patent Litigation, other than with respect to Momenta's responsibility for a portion of Settlement Costs pursuant to the provisions of
                Section 4.3.

7.      REGULATORY MATTERS

        7.1. REVIEW AND OVERSIGHT. All responsibilities under this Article 7 shall be subject to the review and oversight of the Joint Project Team and the Joint Steering Committee as set forth in Article 5.

        7.2. ANDA FILING. Sandoz shall file an ANDA for the Product in accordance with the Annual Collaboration Plans. The ANDA for the Product shall be filed with the FDA by Sandoz under Sandoz's name. If the ANDA for the Product includes a certification pursuant to 21

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U.S.C. 355(b)(2)(iv) or 355(j)(2)(A)(vii), Sandoz shall also provide to the applicable Aventis Person notice, as required by 21 USC Section 355(b)(3) or 21 U.S.C. Section 355(j)(2)(B), respectively.

        7.3. OWNERSHIP OF THE ANDAs. Sandoz shall own all ANDAs for the Product and all rights in all data supporting the ANDAs for the Product.

        7.4. ANDA RESPONSIBILITY. The JSC shall determine the responsibilities of each Party with respect to the preparation of the ANDAs for the Product and related activities.

        7.5. REGULATORY INTERACTION. The JSC shall determine the responsibilities of each Party with respect to interactions with the FDA with respect to the Product; PROVIDED, HOWEVER, THAT Sandoz shall interact with the FDA with respect to adverse event reporting obligations.

8.      INTELLECTUAL PROPERTY

        8.1.    OWNERSHIP.

                8.1.1 SINGLE OWNERSHIP. As between Momenta and the Sandoz Parties, the Sandoz Parties shall own all Sandoz IP and Momenta shall own all Momenta IP. Momenta hereby assigns to the Sandoz Parties all right, title and interest in and to any Improvements to Sandoz Know-How or Improvements to Sandoz Collaboration Know-How that are conceived and reduced to practice or developed solely by Momenta or its Affiliates, or jointly by a Sandoz Party or its Affiliates, on the one hand, and by Momenta or its Affiliates, on the other hand, during, and in the conduct of, the Collaborative Program ("MOMENTA ASSIGNED IMPROVEMENTS"). Each of Sandoz and BCWI hereby assigns to Momenta all right, title and interest in and to any Improvements to Momenta Know-How or Improvements to Momenta Collaboration Know-How that are conceived and reduced to practice or developed solely by Sandoz or BCWI, or jointly by Sandoz or BCWI, on the one hand, and by Momenta or its Affiliates, on the other hand, during, and in the conduct of, the Collaborative Program ("SANDOZ ASSIGNED IMPROVEMENTS"). The assigning Party shall execute all documents necessary to effectuate this Section 8.1.1. Notwithstanding anything to the contrary herein, BCWI, with respect to the Sandoz IP, and Momenta, with respect to the Momenta IP, shall have the right to assign the Sandoz IP, in the case of BCWI, or the Momenta IP, in the case of Momenta, to its respective Affiliates, without the consent of the other Party, or to Third Parties, with the consent of the other Party, such consent not to be unreasonably withheld, so long as any such assignment pursuant to this sentence is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.

                8.1.2 Momenta hereby grants to Sandoz and BCWI an irrevocable, perpetual, non-exclusive, royalty-free, sublicensable license to practice the Sandoz Assigned Improvements outside of the Field. Each Sandoz Party hereby grants to Momenta an irrevocable, perpetual, non-exclusive, royalty-free, sublicensable license to practice the Momenta Assigned Improvements outside of the Field.

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                8.1.3   JOINT OWNERSHIP. All Joint Collaboration IP shall be
                owned jointly on the basis of an undivided one-half interest by BCWI and Momenta. Notwithstanding anything to the contrary herein, BCWI and Momenta shall each have the right to sell, license or otherwise transfer such Joint Collaboration IP to its Affiliates or any Third Party without the consent of the other Party so long as such sale, license or transfer is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.

                8.1.4 INVENTORSHIP. Inventorship shall be determined by the Parties in good faith in accordance with relevant patent laws. In the event of a dispute regarding inventorship or the ownership of Collaboration Know-How that the Parties are unable to resolve, mutually acceptable outside patent counsel not regularly employed by any Party or their Affiliates shall be retained to resolve such dispute.

                8.1.5 POLICIES. In order to protect the Parties' Patent Rights under United States laws in any inventions conceived or reduced to practice during or as a result of the Collaborative Program, each Party agrees to maintain a policy that requires its employees, individual contractors, consultants and agents to record and maintain all data and information developed in the course of the Collaborative Program in such a manner as to enable the Parties to use such records to establish the earliest date of conception, invention and/or to document diligent reduction to practice. At a minimum, the policy shall require such individuals to record all inventions generated by them in standard laboratory notebooks that are dated and corroborated by non-inventors on a regular, contemporaneous basis.

        8.2.    PATENT PROSECUTION.

                8.2.1 MOMENTA PATENT RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, Momenta's Third Party licensors, Momenta shall use Commercially Reasonable Efforts to timely prepare, file, prosecute and maintain, at its expense, Momenta Patent Rights and Momenta Collaboration Patent Rights (in each case, other than any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1) in the United States and throughout the world.

                8.2.2 SANDOZ PATENT RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, the Sandoz Parties' Third Party licensors, the Sandoz Parties shall use Commercially Reasonable Efforts to timely prepare, file, prosecute and maintain, at its expense, Sandoz Patent Rights and Sandoz Collaboration Patent Rights (in each case, other than any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1) in the United States and throughout the world.

                8.2.3 JOINT PATENT RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, the Parties' Third Party licensors, the JSC shall make all decisions regarding whether and how to file, prosecute and maintain any Joint

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                Collaboration Patent Rights (other than any Product-Specific
                Patent Rights), including without limitation, the ability of Momenta or a Sandoz Party, as the case may be, to assume control of the filing, prosecution or maintenance of such Joint Collaboration Patent Rights in the name of the Sandoz Parties or Momenta, respectively, if the Sandoz Parties or Momenta, respectively, decline to file, prosecute or maintain such Joint Collaboration Patent Rights, elect to allow any such Joint Collaboration Patent Rights to lapse or elect to abandon any such Joint Collaboration Patent Rights before all appeals within the respective patent office have been exhausted; PROVIDED, HOWEVER, THAT, in the event of a dispute with respect to such decisions that the Parties are unable to resolve, mutually acceptable outside patent counsel not regularly employed by any Party or their Affiliates shall be retained to resolve such dispute.

                8.2.4 PRODUCT-SPECIFIC PATENT RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, the Parties' Third Party licensors, the JSC shall make all decisions regarding whether and how to file, prosecute and maintain any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1, including without limitation, the ability of Momenta or a Sandoz Party, as the case may be, to assume control of the filing, prosecution or maintenance of such Product-Specific Patent Rights of the Sandoz Parties or Momenta, respectively, in the name of the Sandoz Parties or Momenta, respectively, if the Sandoz Parties or Momenta, respectively, decline to file, prosecute or maintain such Product-Specific Patent Rights, elect to allow any such Product-Specific Patent Right to lapse or elect to abandon any such Product-Specific Patent Right before all appeals within the respective patent office have been exhausted; PROVIDED, HOWEVER, THAT, in the event of a dispute with respect to such decisions that the Parties are unable to resolve, mutually acceptable outside patent counsel not regularly employed by any Party or their Affiliates shall be retained to resolve such dispute.

                8.2.5 COOPERATION AND ASSISTANCE. The Parties agree to cooperate with each other and render all reasonable assistance as may be necessary to support any patent application filed by another Party under this Section 8.2, including, but not limited to, consulting and coordinating with each other on any such patent filing activities to ensure that any Patent Rights or Confidential Information are not unduly compromised.

        8.3.    PARTICIPATION OF OTHER PERSONS.

                8.3.1 Each of the Sandoz Parties and Momenta shall be responsible for executing an appropriate agreement with each employee, individual contractor, consultant or agent (including, for purposes of clarity, individuals who regularly work for Affiliates of the Sandoz Parties or Momenta) working on their respective behalves on the Collaborative Program, including a provision requiring such employee, individual contractor, consultant or agent to assign to a Sandoz Party or Momenta, respectively, all Know-How and Patent Rights which he or she

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                develops or conceives and/or reduces to practice during his or her work on the Collaborative Program so that such Know-How and Patent Rights are Controlled by such Sandoz Party or Momenta, respectively.

                8.3.2 In the event that a Sandoz Party elects to contribute any Know-How of an Affiliate of such Sandoz Party and any associated Patent Rights to the Collaborative Program, such Sandoz Party shall be responsible for executing an appropriate agreement with such Affiliate requiring such Affiliate to assign to such Sandoz Party, or to exclusively license to such Sandoz Party in the Field, all such Know-How and/or Patent Rights so that such Know-How and/or Patent Rights are Controlled by such Sandoz Party. For purposes of clarity, the decision whether or not to contribute any such Know-How and associated Patent Rights for use in the Collaborative Program shall be in the sole discretion of such Sandoz Party.

                8.3.3 Except as the Parties may otherwise agree in writing, each of the Sandoz Parties and Momenta shall be responsible for executing an appropriate agreement with each Affiliate or Third Party contracting entity working on their respective behalves on the Collaborative Program, including a provision requiring such entity to assign to such Sandoz Party or Momenta, respectively, or exclusively license to such Sandoz Party or Momenta, respectively, in the Field, all Know-How and Patent Rights with respect to the Field which such entity develops or conceives and/or reduces to practice during its work on the Collaborative Program so that such Know-How and Patent Rights are Controlled by such Sandoz Party or Momenta, respectively.

                8.3.4 Each Party shall use Commercially Reasonable Efforts to enforce the terms of their respective agreements described in Sections 8.3.1, 8.3.2 and 8.3.3.

        8.4.    ENFORCEMENT OF NON-PRODUCT-SPECIFIC PATENT RIGHTS.

                8.4.1 INITIAL RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, its Third Party licensors, the Owning Party shall have the initial right, but not the obligation, to institute an infringement action or take other appropriate action that it believes is reasonably required to protect the Owning Party's IP (other than any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1) from infringement in the Field, when, from its own knowledge or upon notice from another Party, the Owning Party becomes aware of the reasonable probability that such infringement exists in the Field. With respect to infringement in the Field in the U.S. Territory, the Non-Owning Party may at any time join in any infringement action brought by the Owning Party and may be represented by counsel of its choice, but control of such action shall remain with the Owning Party. Each other Party shall join in any infringement action as a party at the Owning Party's request in the event that an adverse party asserts, or the Owning Party determines in good faith, that a court lacks jurisdiction based on such other Party's absence as a party in such suit.

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                8.4.2   STEP-IN RIGHTS. Subject to any contractual obligations
                to, or restrictions imposed by, the Owning Party's Third Party licensors, in the event that the Owning Party shall not, within six (6) months of written notice from another Party of a suspected infringement of the Owning Party's IP (other than any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1) by a Third Party making, using, selling, offering to sell or importing a product in the Field in the U.S. Territory, commence and vigorously pursue an action to enjoin such infringement, the Non-Owning Party shall be entitled, at its expense, to commence the action in its name; PROVIDED, HOWEVER, THAT the Non-Owning Party shall consult with the Owning Party with respect to such action and shall give due consideration to the Owning Party's advice and the Owning Party's intellectual property protection strategy. The Owning Party shall join in any infringement action as a party, at the request of the Non-Owning Party, in the event that the court rules or other laws then applicable shall require the joinder of the Owning Party as the owner of the Owning Party's IP (other than any Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1) for purposes of prosecuting such infringement action, but shall have no obligation to actively participate or incur expenses beyond the minimum level necessary to appear for the purpose of sustaining jurisdiction.

                8.4.3 COSTS. Each Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings described in this Section 8.4, including, without limitation, the fees and expenses of such Party's counsel.

                8.4.4 RECOVERIES. Subject to any contractual obligations to, or restrictions imposed by, the Owning Party's Third Party licensors, any recovery obtained by a Party(ies) as a result of any proceeding described in this Section 8.4 or from any counterclaim or similar claim asserted in a proceeding described in Section 8.5, by settlement or otherwise, shall be applied as follows:

                        a. First, to reimburse each Party for all litigation costs in connection with such proceeding paid by that Party (on a pro rata basis based on each Party's respective litigation costs, to the extent the recovery was less than all such litigation costs); and

                        b. Second, the remainder of the recovery shall be paid [**] percent ([**]%) to the Sandoz Parties and [**] ([**]%) to Momenta.

                8.4.5 COOPERATION; SETTLEMENTS. In the event that any Party takes action pursuant to this Section 8.4, each other Party shall cooperate with the Party so acting to the extent reasonably possible, including the joining of suit as required by this Agreement or as otherwise desirable. No Party participating in such suit shall settle or compromise any claim or proceeding relating to another Party's Patent Rights or Know-How without obtaining the prior written consent of such other Party, such consent not to be unreasonably withheld, it being understood that the consent of a Third Party licensor of such other Party may also be required

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                in order to settle or compromise any claim or proceeding
                relating to such Party's Patent Rights or Know-How.

        8.5. CLAIMED INFRINGEMENT. In the event that a Party becomes aware that the manufacture, use, sale, offer to sell or importation of the Product infringes, or is likely to or is alleged to infringe, the Patent Rights or Know-How of any Third Party, such Party shall promptly notify the other Parties in writing, and, with respect to activities undertaken pursuant to this Agreement, the Parties shall cooperate and shall mutually agree, through the JSC, upon an appropriate course of action and shall act in accordance with such JSC-approved course of action; PROVIDED, HOWEVER, that, to the extent that any action would involve the enforcement of a Party's Patent Rights or the defense of an Invalidity Claim with respect to a Party's Patent Rights, the general concepts of Section 8.4 shall apply to the enforcement of such Party's Patent Rights or the defense of such Invalidity Claim (i.e., the Owning Party shall have the initial right, and the Non-Owning Party shall have a step-in right in the case of claims in the Field in the U.S. Territory, to enforce or defend). Each Party shall provide to each other Party copies of any notices it receives from Third Parties regarding any patent nullity actions, any declaratory judgment actions, or any alleged infringement or misappropriation of Momenta IP, Sandoz IP or the Patent Rights or Know-How of any Third Party. Such notices shall be provided promptly, but in no event after more than fifteen (15) days following receipt thereof.

        8.6. PATENT INVALIDITY CLAIM. Subject to any contractual obligations to, or restrictions imposed by, a Party's Third Party licensors, if a Third Party at any time asserts a claim that any Momenta IP or Sandoz IP (in each case, other than any Product-Specific Patent Rights relevant to the exercise by Sandoz of the licenses granted in Section 2.1) is invalid or otherwise unenforceable (an "INVALIDITY CLAIM"), whether as a defense in an infringement action brought by a Party pursuant to Section 8.4 or in an action brought against a Party under Section 8.5, the general concepts of Section 8.4 shall apply to such Invalidity Claim (i.e., the Owning Party shall have the initial right, and the Non-Owning Party shall have a step-in right in the case of claims in the Field in the U.S. Territory, to defend such Invalidity Claim). No Party shall settle or compromise any Invalidity Claim without obtaining the prior written consent of Momenta or BCWI (or Sandoz, if so designated in writing by the Sandoz Parties), such consent not to be unreasonably withheld, it being understood that the consent of a Third Party licensor of Momenta or BCWI (or Sandoz, if so designated in writing by the Sandoz Parties), respectively, may also be required in order to settle or compromise such Invalidity Claim.

        8.7. JOINT COLLABORATION IP AND PRODUCT-SPECIFIC PATENT RIGHTS. Subject to any contractual obligations to, or restrictions imposed by, the Parties' Third Party licensors, the JSC shall make all decisions regarding enforcement of the Joint Collaboration IP and of those Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in
Section 2.1, in the Field, and responses to any assertions by a Third Party that the Joint Collaboration IP or those Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in Section 2.1 are invalid or otherwise unenforceable; PROVIDED, HOWEVER, THAT, in the event of a dispute within the JSC with respect to such decisions, mutually acceptable outside patent counsel not regularly employed by any Party or their Affiliates shall be retained to resolve such dispute. Each Party shall provide to the other Parties copies of any notices it receives from Third Parties regarding any patent nullity actions, any

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declaratory judgment actions, any alleged infringement or any alleged misappropriation of the Joint Collaboration IP or those Product-Specific Patent Rights relevant to the exercise by the Sandoz Parties of the licenses granted in
Section 2.1. Such notices shall be provided promptly, but in no event after more than fifteen (15) days following receipt thereof.

        8.8. OBLIGATIONS TO LICENSORS. Notwithstanding anything to the contrary in this Article 8, the terms of this Article 8 are subject to and limited by the provisions of any applicable agreement with Third Party licensors, including, as applicable, the MIT Agreement. Neither Momenta nor the Sandoz Parties shall amend any agreement existing as of the Effective Date (including, without limitation, the MIT Agreement) in a manner that would be inconsistent with this Agreement, nor enter into any agreement after the Effective Date that would be inconsistent with this Agreement.

        8.9. PATENT MARKING. Sandoz shall, and shall cause its Affiliates and distributors, to (a) mark the Product that is manufactured, offered for sale, sold or imported under this Agreement with the number of each issued patent under the Momenta IP, Sandoz IP or Joint Collaboration IP that applies to the Product and (b) comply with the patent marking statutes in each country in which the Product is manufactured by or on behalf of Sandoz or its Affiliates.

9.      WARRANTIES

        9.1. REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Each of Momenta, on the one hand, and each Sandoz Party, on the other hand, (the "REPRESENTING PARTY") represents and warrants, or covenants, to the Sandoz Parties and Momenta, respectively, that:

                9.1.1 The Representing Party is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or foreign jurisdiction;

                9.1.2 The Representing Party has the requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery of this Agreement and the performance by the Representing Party of its obligations hereunder have been authorized by all requisite corporate action on its part. This Agreement has been validly executed and delivered by the Representing Party, and, assuming that such document has been duly authorized, executed and delivered by the other Party, constitutes a valid and binding obligation of the Representing Party, enforceable against such Party in accordance with its terms;

                9.1.3 Except as otherwise set forth in this Agreement, no material filing with, and no material permit, authorization, consent or approval of any governmental authority is necessary for the consummation by the Representing Party of the transactions contemplated by this Agreement, except for those filings, permits, authorizations, consents or approvals, the failure of which to be made or obtained would not materially impair such Party's ability to consummate the transactions

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                contemplated hereby or materially delay the consummation of the transactions contemplated hereby;

                9.1.4 The execution and delivery of this Agreement by the Representing Party and the performance by such Party of its obligations hereunder, will not (a) violate the certificate of incorporation, by-laws or other organizational document of such Party; (b) conflict in any material respect with or result in a material violation or breach of, or constitute a material default under, any material contract, agreement or instrument to which such Party is bound, or result in the creation of imposition of any material lien upon the Product; or (c) violate or conflict in any material respect with any material law, rule, regulation, judgment, order or decree of any court or governmental authority applicable to such Party or the Product;

                9.1.5 The Representing Party has the full power and right to grant to the relevant Party the license rights set forth in
                Article 2 and Sections 3.4.6, 11.6.1 and 11.6.2, free of any liens or encumbrances (other than the rights of any Third Party licensors therein);

                9.1.6 The Representing Party has not, as of the Effective Date, received any notice from any Third Party that the practice of the Momenta IP, if the Representing Party is Momenta, or the Sandoz IP, if the Representing Party is Sandoz or BCWI, infringes any patent or other proprietary rights of any Third Party, and the Representing Party has, as of the Effective Date, no knowledge that any Third Party patent or proprietary rights are infringed as of the Effective Date by the practice by Momenta of the Momenta IP, if the Representing Party is Momenta, or by the practice by the Sandoz Parties of the Sandoz IP, if the Representing Party is Sandoz or BCWI;

                9.1.7 As of the Effective Date, there are no interferences or oppositions pending before any court or administrative office or agency relating to the Momenta IP, if the Representing Party is Momenta, or the Sandoz IP, if the Representing Party is Sandoz or BCWI;

                9.1.8 To the Representing Party's best knowledge, as of the Effective Date, all Momenta IP, if the Representing Party is Momenta, or Sandoz IP, if the Representing Party is Sandoz or BCWI, is valid and enforceable and has not been challenged in any judicial or administrative proceeding; and

                9.1.9 There is no action or proceeding pending or, insofar as the Representing Party knows as of the Effective Date, threatened against the Representing Party before any court, administrative agency or other tribunal that might have a material adverse effect on the Representing Party's performance of this Agreement.

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        9.2.    MOMENTA REPRESENTATIONS. Momenta represents and warrants to
Sandoz that Momenta has delivered to Sandoz, on or before the Effective Date, a copy of each invention assignment agreement between Momenta and each employee of Momenta employed as of or prior to the Effective Date, in which such employee has assigned to Momenta all of such employee's rights in any invention which is encompassed by the Momenta IP and which is or was conceived, reduced to practice or developed by such employee during the term of his or her employment with Momenta.

        9.3. SANDOZ PARTIES REPRESENTATIONS. Each Sandoz Party represents and warrants to Momenta that Sandoz and BCWI are Affiliates of each other.

        9.4. COVENANT. In performing its obligations hereunder, Momenta shall not, during the Term, use any research tool, patent or know how for the [**] where the use of such tool, in and of itself, would constitute the willful infringement or misappropriation of the Patent Rights or trade secret rights of any Third Party, it being understood that if a Party becomes aware of such an infringement, or likelihood of or allegation of such an infringement or misappropriation, of the Patent Rights or trade secret rights of a Third Party, the provisions of Section 8.5 shall apply to such circumstance.

        9.5. NO RELIANCE BY THIRD PARTIES. The representations, warranties and covenants of a Party set forth in this Agreement are intended for the sole and exclusive benefit of the other Party hereto and the Indemnified Parties, and may not be relied upon by any Third Party other than the Indemnified Parties, and may only be relied on by the Indemnified Parties for purposes of their indemnity hereunder.

        9.6. NO OTHER WARRANTIES. Nothing in this Agreement shall be construed as a representation made or warranty given by any Party that (a) any patents will issue based on pending patent applications, (b) any pending patent applications or patents issued thereon will be valid, or (c) no Third Party will bring a claim against Sandoz, BCWI, Momenta or any of their Affiliates or licensees claiming infringement or misappropriation of such Third Party's Patent Rights, Know-How or confidential information. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.     CONFIDENTIALITY

        10.1. PRIOR CONFIDENTIALITY AGREEMENT. Momenta and Sandoz are parties to a certain Confidentiality Agreement dated as of June 17, 2003 (the "PRIOR CONFIDENTIALITY AGREEMENT"). The provisions of this Article 10 shall apply to all Confidential Information, and to all Proprietary Information (as that term is defined in the Prior Confidentiality Agreement) disclosed pursuant to the Prior Confidentiality Agreement (which shall be deemed to be Confidential Information, subject to the exceptions in Section 1.18, for purposes of this Agreement). The nature or terms of this Agreement shall be deemed to be Confidential Information of each Party, subject to the exceptions in Section 1.18, for purposes of this Agreement.

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        10.2.   CONFIDENTIAL INFORMATION. Each of Sandoz, BCWI and Momenta (the
"RECEIVING PARTY") shall keep strictly confidential any Confidential Information disclosed by any other Party (the "DISCLOSING PARTY"), using at least the same degree of care that it uses to protect its own confidential or proprietary information but in no event less than reasonable care.

        10.3. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. The Receiving Party shall use Confidential Information solely for the purposes of this Agreement and the transactions contemplated hereby and shall not disclose or disseminate any Confidential Information to any Person at any time, except for disclosure to those of its Affiliates, directors, officers, employees, consultants, accountants, attorneys, advisers and agents that have a need to know such information to permit the Receiving Party to exercise its rights or fulfill its obligations pursuant to this Agreement, PROVIDED THAT such Persons are bound to maintain the confidentiality of such Confidential Information to the same extent as if they were parties hereto.

        10.4. EXCEPTIONS. The foregoing confidentiality and nondisclosure obligations are subject to the following exceptions:

                10.4.1 The Receiving Party may disclose the Disclosing Party's Confidential Information that is required to be publicly disclosed by law or by regulation; PROVIDED, HOWEVER, THAT

                a. the Receiving Party shall (i) use its best efforts to ensure that it discloses the minimum amount of the Disclosing Party's Confidential Information necessary to comply with law, (ii) where possible, seeks confidential treatment for any such information which is disclosed to a governmental agency or group, and (iii) provides the Disclosing Party with prompt advance notice of such disclosure (which notice shall be given at least two (2) Business Days in advance of such disclosure if possible) and reasonable opportunity to review any such disclosure so that the Disclosing Party has the opportunity if it so desires to seek a protective order or other appropriate remedy;

                b. Momenta shall give Sandoz, on behalf of the Sandoz Parties, a reasonable opportunity to review all filings by Momenta with the United States Securities and Exchange Commission describing the terms of this Agreement prior to submission of such filings, and shall give due consideration to any reasonable comments by Sandoz, on behalf of the Sandoz Parties, relating to such filing, including without limitation the provisions of this Agreement for which confidential treatment should be sought; and

                c. the Sandoz Parties or their Affiliates may disclose the terms of this Agreement in any filings with the United States Securities and Exchange Commission (provided that the Sandoz Parties or such Affiliates, as applicable, use Commercially Reasonable Efforts to seek confidential treatment for any financial terms).

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                10.4.2  Notwithstanding anything to the contrary in this
                Agreement, each Party, and its employees, representatives or other agents, may disclose to any and all Persons, including, without limitation, the U.S. Internal Revenue Service, the federal tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to such tax treatment and tax structure.

                10.4.3 Pursuant to an agreement to maintain confidentiality, any Party may discuss the terms of this Agreement with, or provide a copy of this Agreement to, its accountants, its attorneys and its current, future or potential investors or shareholders.

                10.4.4 Any Party may discuss the general terms of this Agreement with, but not provide a copy of this Agreement or a redacted copy of this Agreement to, a current, future or potential investor or shareholder who does not execute an agreement to maintain confidentiality, PROVIDED THAT (i) after a preliminary conversation, such Party has used Commercially Reasonable Efforts to have such investor or shareholder execute an agreement to maintain confidentiality and (ii) any disclosure pursuant to this Section 10.4.4 may not include the names of the other Parties, the specific financial terms of this Agreement (including without limitation the specific percentages of Profit Interest and royalties and the details of the payment of the Development Costs, Legal Expenses and FTE's), the specific terms of the rights granted to the Sandoz Parties under Article III, or the specifics of the indemnification provided hereunder (in each case, unless and until such information is otherwise publicly disclosed).

                10.4.5 Pursuant to an agreement to maintain confidentiality, Momenta may provide a copy of this Agreement or relevant portions thereof, to MIT and any other Third Party licensor, if required pursuant to the relevant license agreement with respect to Momenta IP.

                10.4.6 Any other disclosure of the nature or terms of this Agreement (including, without limitation, any public announcements, press releases or similar publicity with respect to this Agreement) by Momenta, on the one hand, or either Sandoz Party, on the other hand, must be approved in advance in writing by Sandoz or Momenta, respectively, as to form and content of such disclosure; PROVIDED, HOWEVER, that the contents of any public announcement, press release or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party in any form without a requirement for re-approval. The Parties agree that Momenta and the Sandoz Parties (or an Affiliate thereof) shall issue a joint press release in a mutually agreeable form on an agreed upon date within fourteen (14) days after the mutual execution and delivery of this Agreement to all Parties.

        10.5. IDENTIFICATION. In any disclosure by Sandoz or BCWI permitted hereunder which refers to Momenta IP or the Joint Collaboration IP, Sandoz or BCWI, as the case may be, shall

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identify Momenta as the inventor, co-inventor, originator, owner, co-owner and/or licensee, as appropriate, of such Momenta IP or Joint Collaboration IP. In any disclosure by Momenta permitted hereunder which refers to Sandoz IP or Joint Collaboration IP, Momenta shall identify Sandoz or BCWI as the inventor, co-inventor, originator, owner, co-owner and/or licensee, as appropriate, of such Sandoz IP or Joint Collaboration IP.

        10.6. EQUITABLE RELIEF. The Receiving Party agrees that any breach of this Article 10 may cause the Disclosing Party substantial and irreparable injury and, therefore, in the event of any such breach, in addition to other remedies that may be available, the Disclosing Party shall have the right to specific performance and other injunctive and equitable relief.

        10.7. SURVIVAL. The confidentiality and nondisclosure obligations of this Article 10 shall survive the expiration or termination of this Agreement and remain in effect for a period of ten (10) years following the expiration or termination of this Agreement.

11.     TERM & TERMINATION

        11.1. TERM. The term of this Agreement (the "TERM") shall begin on the Effective Date and continue until the last sale of the Product by Sandoz, its Affiliates or distributors anywhere in the U.S. Territory, unless earlier terminated by either Party pursuant to the provisions of this Agreement.

        11.2.   TERMINATION FOR CAUSE.

                11.2.1 Momenta, on the one hand, and Sandoz (on behalf of the Sandoz Parties), on the other hand, may terminate this Agreement for any breach of a material provision by a Sandoz Party or Momenta, respectively, thirty (30) days after written notice containing details of the breach if the breach remains uncured at the end of the notice period.

                11.2.2 Notwithstanding Section 11.2.1, in the event that the Sandoz Parties are unable to perform any of their respective obligations under this Agreement as a result of any interruption of the Supply Chain or manufacturing capability for the Product, including as a result of any action taken or threatened by the FDA or other Regulatory Authority (each such event a "SUPPLY INTERRUPTION"), and such inability to perform hereunder would otherwise constitute a breach of a material provision of this Agreement, and such breach is not cured within thirty (30) days following receipt by Sandoz (on behalf of the Sandoz Parties) of written notice from Momenta of such breach, such Supply Interruption shall not be considered a breach of this Agreement provided that Sandoz (on behalf of the Sandoz
                Parties) provides the JSC with written notice and evidence, in form and substance reasonably satisfactory to the JSC, that the alleged breach is as a result of a Supply Interruption within fifteen (15) days following receipt by Sandoz (on behalf of the Sandoz Parties) from Momenta of notice of such alleged breach
                (a "SUPPLY INTERRUPTION NOTICE"). Such Supply Interruption Notice shall extend the thirty (30) day cure period set forth in Section 11.2.1 in accordance with the following procedure:
                (a)

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                Sandoz (on behalf of the Sandoz Parties) shall furnish to the
                JSC a written plan (the "SUPPLY CONTINUATION PLAN") within thirty (30) days following the JSC's receipt of the Supply Interruption Notice setting forth the actions that the Sandoz Parties shall take to cure the Supply Interruption as soon as commercially possible following the occurrence of the Supply Interruption; (b) the Supply Continuation Plan shall be subject to the review and approval of the JSC, which shall not be unreasonably withheld, conditioned or delayed; (c) following the JSC's review and approval of the Supply Continuation Plan, such plan may be amended or modified with the prior consent and approval of the JSC, which shall approve any reasonable request by the Sandoz Parties for such an amendment or modification; and
                (d) the Sandoz Parties shall not be considered in breach of this Agreement under Section 11.2.1 as a result of the Supply Interruption if the Supply Continuation Plan is approved by the JSC and the Sandoz Parties use Commercially Reasonable Efforts to execute the Supply Continuation Plan.

                11.2.3 To the extent permitted under applicable law, Momenta, on the one hand, and Sandoz (on behalf of the Sandoz Parties), on the other hand, may terminate this Agreement effective immediately with written notice if a Sandoz Party or Momenta, respectively, shall file for bankruptcy, shall be adjudicated bankrupt, shall file a petition under insolvency laws, shall be dissolved or shall have a receiver appointed for substantially all of its property.

                11.2.4 With respect to a default or breach of this Agreement, failure of a Party to provide notice to the defaulting or breaching Party provided in this Article 11 shall not constitute a waiver of the right to give such notice with respect to any subsequent default or breach.

        11.3. TERMINATION DUE TO LACK OF COMMERCIAL VIABILITY. If (a) there is a withdrawal from the market of all Lovenox [Registered Trademark] Equivalent Products due to material safety concerns, which withdrawal could significantly impact the commercial viability of the Product, (b) a new product [**] enters the market and the number of units of [**] sold during the immediately following [**] period is less than [**]percent ([**]%) of the number of units sold in the twelve-month period immediately prior to such entry, (c) at least [**] Products (other than [**]) have been on the market in the U.S. Territory for at least [**] each prior to the U.S. Launch, (d) at least [**] Third-Party Competitors have received tentative approval of [**] Products prior to Sandoz's receipt of tentative approval of the [**] for the Product or (e) the Product fails to generate Profits equal to or greater than [**] percent ([**]%) of corresponding Net Sales for any Post-Launch Year during the Post-[**] Period, the [**] Period or the Aventis [**] Period (each, a "COMMERCIAL VIABILITY TRIGGER"), then, for a period of thirty (30) days after the occurrence of such Commercial Viability Trigger, Sandoz (on behalf of the Sandoz Parties) shall have the right to terminate this Agreement upon thirty (30) days' prior written notice to Momenta. The termination rights specified in this Section 11.3 shall be termed a "COMMERCIAL VIABILITY TERMINATION".

        11.4. SANDOZ MILESTONE TERMINATION. If, for any reason other than as a result of a breach by Sandoz or BCWI under this Agreement, (a) the drug product form of the Product is not ready for initiation of Stability Studies on or before December 31, 2004 or (b) during the course of the Parties'

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attempt to achieve District Court Legal Clearance, a decision by a District
Court, a United States Court of Appeals, or the United States Supreme Court is issued, or an applicable law or regulation is enacted or amended, which materially and substantially diminishes achievement of Final Legal Clearance based on the legal theories and strategies then being pursued by the Parties to achieve District Court Legal Clearance (including, without limitation, a District Court Decision that the marketing of the Product by Sandoz or its Affiliates [**] Patent Rights) (a "LEGAL STRATEGY DIMINISHMENT") (each of subsections 11.4(a) and 11.4(b) a "SANDOZ MILESTONE TRIGGER"), then for a period of [**] after the later of the occurrence of such Sandoz Milestone Trigger or Sandoz's actual knowledge of such Sandoz Milestone Trigger, Sandoz (on behalf of the Sandoz Parties) shall have the right to terminate this Agreement upon [**] prior written notice to Momenta (PROVIDED, HOWEVER, THAT, (i) if there is a dispute between the Parties as to whether a Legal Strategy Diminishment has occurred, outside patent counsel not regularly employed by any Party or their Affiliates who is mutually acceptable to the Parties shall be retained to resolve such dispute, and (ii) if there is a dispute between the Sandoz Parties, on the one hand, and Momenta, on the other hand, as to whether a Sandoz Milestone Trigger has occurred, the Agreement shall not be terminated pursuant to this Section 11.4 unless and until such dispute is resolved, in accordance with the terms of this Agreement, in Sandoz's favor). The termination rights specified in this Section 11.4 shall be termed a "SANDOZ MILESTONE TERMINATION".

        11.5. EXCESSIVE COST TERMINATION. Sandoz (on behalf of the Sandoz Parties) shall have the right to terminate this Agreement in the event of excessive Capped Costs, as follows:

                11.5.1 In the event that, prior to the U.S. Launch, the Capped Costs exceed the Cost Cap (the "INITIAL EXCESSIVE COST TRIGGER"), Sandoz shall have the option, in its sole discretion, to terminate this Agreement (the "INITIAL EXCESSIVE COST TERMINATION") effective immediately upon written notice thereof to Momenta, which option may be exercised by Sandoz within sixty (60) days after the Parties have, pursuant to Section 4.1, exchanged the written reports and invoices which reflect that the Initial Excessive Cost Trigger was achieved in the prior Quarter (the "INITIAL EXCESSIVE COST TERMINATION OPTION PERIOD"). Notwithstanding Section 4.1, in the event of an Initial Excessive Cost Termination, the Sandoz Parties shall not be responsible for any Capped Costs in excess of the Cost Cap, except as provided in Section 11.6.1. If Sandoz does not exercise its right to an Initial Excessive Cost Termination, the Sandoz Parties shall continue to be responsible for Capped Costs in excess of the Cost Cap, subject to the provisions of Section
                11.5.2 and SCHEDULE 4.3.

                11.5.2 If, prior to the U.S. Launch, (a) the Capped Costs exceed the Cost Cap by more than the then-current Additional Costs Amount and (b) more than twelve (12) months have elapsed since the expiration of the immediately preceding Excessive Cost Termination Option Period (each, an "ADDITIONAL EXCESSIVE COST TRIGGER"), Sandoz shall have the option, in its sole discretion, to terminate this Agreement (each, an "ADDITIONAL EXCESSIVE COST TERMINATION") effective immediately upon written notice thereof to Momenta, which option may be exercised by Sandoz within sixty (60) days after the later of (i) the exchange by the Parties,

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                pursuant to Section 4.1, of the written reports and invoices which reflect that such Additional Excessive Cost Trigger was achieved in the prior Quarter (each, an "ADDITIONAL EXCESSIVE COST TERMINATION OPTION PERIOD") or (ii) the end of such twelve-month period. Notwithstanding Section 4.1, in the event of an Additional Excessive Cost Termination, the Sandoz Parties shall not be responsible for any Capped Costs in excess of the amount that triggered the applicable Additional Excessive Cost Trigger, except as provided in Section 11.6.1. If Sandoz does not exercise its right to an Additional Excessive Cost Termination, (A) the Sandoz Parties shall continue to be responsible for Capped Costs in excess of the sum of the Cost Cap and the then-current Additional Costs Amount, subject to the provisions of this Section 11.5.2 and SCHEDULE 4.3, and (B) the Additional Costs Amount shall be increased by Three Million Dollars (U.S.$3,000,000).

        11.6.   EFFECTS OF TERMINATION.

                11.6.1 In the event of termination of this Agreement by Sandoz (on behalf of the Sandoz Parties) pursuant to Sections 11.3,
                11.4 or 11.5, or by Momenta pursuant to Section 11.2, (a) all licenses granted by Momenta to the Sandoz Parties or their Affiliates shall terminate; (b) all licenses granted by the Sandoz Parties to Momenta under Article 2 shall remain in effect on an irrevocable, perpetual, sublicenseable (provided that such sublicensees comply with the relevant provisions of this Agreement) and exclusive basis and shall be converted to licenses to (i) Develop, make, have made, use, sell, offer to sell, lease, import and export the Product in the Field anywhere in the world (subject to the terms of the Non-U.S. Territory Agreement, if such has been executed prior to the date of termination of this Agreement) and (ii) make, have made and use the Product in the Non-U.S. Territory (subject to the terms of the Non-U.S. Territory Agreement, if such has been executed prior to the date of termination of this Agreement) but only for the purposes of sale of the Product in or into the U.S. Territory and any country which is not subject to the terms of the Non-U.S. Territory Agreement; (c) the license granted by the Sandoz Parties to Momenta pursuant to Section 3.4.6 shall remain in effect on an irrevocable and perpetual basis; (d) each of Sandoz and BCWI shall cease to use and shall assign to Momenta all of its right, title and interest in and to all clinical, technical and other relevant reports, records, data, information and materials relating to the Product and all regulatory filings and Marketing Approvals in the U.S. Territory relating to the Product (and the Sandoz Parties shall deliver to Momenta, at Momenta's expense (or at Sandoz's expense in the case of termination by Momenta under Section 11.2), one (1) copy of each physical embodiment of the aforementioned items within thirty
                (30) days after termination); (e) Sandoz and BCWI shall cease to use in the Field any technology arising out of the Collaborative Program, including, without limitation, any manufacturing processes; (f) Sandoz and BCWI shall promptly return to Momenta all materials and records in their possession or control containing Confidential Information of Momenta; (g) Sandoz and BCWI shall transfer and assign to Momenta all trademarks and tradenames of the Product that have received Marketing Approval in the U.S. Territory, except for any such

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                trademarks or tradenames or a part thereof that use the name
                "Novartis" or "Sandoz" or a derivative thereof or any other trademark or tradename or part or derivative thereof that is the name or derivative of a name of any other Sandoz Affiliate; (h) if so requested by Momenta, the Sandoz Parties shall, at Momenta's expense (or at Sandoz's expense in the case of termination by Momenta under Section 11.2), take reasonable steps to assist Momenta in establishing a contract manufacturing relationship with their suppliers (if any) of the Product, it being understood that Sandoz and BCWI in no way guarantees the ability to transfer any such relationship to Momenta; (i) at Momenta's request, Sandoz and BCWI shall sell to Momenta at Manufacturing Cost all units of the Product, whether in finished product or work-in-process form, in their inventory for sale in or into the U.S. Territory; (j) subject to any contractual obligations to, or restrictions imposed by, the Sandoz Parties' Third Party licensors, the Sandoz Parties shall continue to use Commercially Reasonable Efforts to timely prepare, file, prosecute and maintain, at their expense, Sandoz Patent Rights and Sandoz Collaboration Patent Rights in the Field in the U.S. Territory; PROVIDED, HOWEVER, THAT if the Sandoz Parties decline to file, prosecute or maintain any such Patent Right or if the Sandoz Parties elect to allow any such Patent Right to lapse or elects to abandon any such Patent Right before all appeals within the respective patent office have been exhausted, then, subject to any contractual obligations to, or restrictions imposed by, the Sandoz Parties' Third Party licensors, (1) Momenta shall have the right, at its own expense and upon written notice to the relevant Sandoz Party(ies), to assume control of the filing, prosecution and maintenance of such Patent Right in the relevant Sandoz Party's name or the name of its Third Party licensor, as applicable, in which event, the relevant Sandoz Party shall provide assistance to and cooperate with Momenta in prosecuting the subject Patent Right, should Momenta elect to prosecute and maintain the subject Patent Right, and (2) the relevant Sandoz Party shall provide Momenta with reasonable notice of its decision to decline to file, prosecute or maintain any such Patent Right or its election to allow any such Patent Right to lapse or its election to abandon any such Patent Right so as to permit Momenta (A) to review the patent or application, (B) to decide whether to prosecute or maintain the same, and (C) to take appropriate action to prosecute or maintain the patent application or patent; (k) the provisions of Sections 8.4 and 8.8 shall continue to apply with respect to Sandoz Patent Rights (and, notwithstanding anything therein, any Product-Specific Patent Rights therein) in the Field in the U.S. Territory; and (l) the Sandoz Parties shall be responsible for all amounts incurred and owing to Momenta pursuant to Article 4 hereof (as modified by SCHEDULE 4.3, as applicable) prior to the date of termination but not previously paid, which payments shall be made in the time and manner provided under Article 4. The post-termination license rights granted to Momenta in (b) and (c) of this subsection shall apply only as to any Sandoz IP that has actually been used in the Collaborative Program prior to the date of termination of this Agreement, and shall expressly exclude any other Sandoz IP.

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                11.6.2  In the event of termination of this Agreement by Sandoz
                (on behalf of the Sandoz Parties) pursuant to Section 11.2, (a) all licenses granted by the Sandoz Parties to Momenta shall terminate; (b) all licenses granted by Momenta to the Sandoz Parties under this Agreement shall remain in effect on an irrevocable, perpetual, sublicenseable (provided that such sublicensees comply with the relevant provisions of this Agreement) and exclusive basis; (c) Momenta shall cease to use and shall assign to Sandoz all of its right, title and interest in and to all clinical, technical and other relevant reports, records, data, information and materials relating to the Product and all regulatory filings and Marketing Approvals in the U.S. Territory relating to the Product (and Momenta shall deliver to Sandoz, at Momenta's expense, one (1) copy of each physical embodiment of the aforementioned items within thirty (30) days after termination); (d) Momenta shall promptly return to Sandoz or BCWI, as the case may be, all materials and records in Momenta's possession or control containing Confidential Information of Sandoz or BCWI, respectively; (e) subject to any contractual obligations to, or restrictions imposed by, Momenta's Third Party licensors, Momenta shall continue to use Commercially Reasonable Efforts to timely prepare, file, prosecute and maintain, at its expense, Momenta Patent Rights and Momenta Collaboration Patent Rights in the Field in the U.S. Territory; PROVIDED, HOWEVER, THAT if Momenta declines to file, prosecute or maintain any such Patent Right or if Momenta elects to allow any such Patent Right to lapse or elects to abandon any such Patent Right before all appeals within the respective patent office have been exhausted, then, subject to any contractual obligations to, or restrictions imposed by, Momenta's Third Party licensors, (1) BCWI (or Sandoz, if so designated in writing by the Sandoz Parties) shall have the right, at its own expense and upon written notice to Momenta, to assume control of the filing, prosecution and maintenance of such Patent Right in Momenta's name or the name of its Third Party licensor, as applicable, in which event, Momenta shall provide assistance to and cooperate with BCWI (or Sandoz, if so designated in writing by the Sandoz Parties) in prosecuting the subject Patent Right, should BCWI (or Sandoz, if so designated in writing by the Sandoz Parties) elect to prosecute and maintain the subject Patent Right, and (2) Momenta shall provide BCWI (or Sandoz, if so designated in writing by the Sandoz Parties) with reasonable notice of its decision to decline to file, prosecute or maintain any such Patent Right or its election to allow any such Patent Right to lapse or its election to abandon any such Patent Right so as to permit BCWI (or Sandoz, if so designated in writing by the Sandoz Parties) (A) to review the patent or application, (B) to decide whether to prosecute or maintain the same, and (C) to take appropriate action to prosecute or maintain the patent application or patent; (f) the financial obligations set forth in Article 4 (other than Sections 4.1 and 4.2), including the provisions of
                SCHEDULE 4.3, each as applicable, the patent marking obligations set forth in Section 8.9, and the insurance obligations of
                Section 12.4 shall remain in effect; (g) in the event the Sandoz Parties' rights under Section 3.4 have not yet lapsed at the time of termination, the rights of the Sandoz Parties under
                Section 3.4 shall survive in accordance with the terms thereof;
                (h) subject to the provisions of Article 3, for as

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                long as Sandoz is marketing the Product and abiding by its financial obligations to Momenta pursuant to subsection (f) of this Section 11.6.2, Momenta shall not provide any Patent Rights, Know-How or any other assistance to any third party to Characterize, develop, produce, manufacture or Commercialize Lovenox(R)-Equivalent Products in the Field in the U.S. Territory, or, in the event that the Sandoz Parties' rights under Section 3.4 have not yet lapsed at the time of such termination, worldwide; and (i) the provisions of Sections 8.4 and 8.8 shall continue to apply with respect to Momenta Patent Rights (and, notwithstanding anything therein, any Product-Specific Patent Rights therein) in the Field in the U.S. Territory. The post-termination license rights granted to the Sandoz Parties in (b) and (c) of this subsection shall apply only as to any Momenta IP that has actually been used in the Collaborative Program prior to the date of termination of this Agreement, and shall expressly exclude any other Momenta IP.

                11.6.3 In the event that, subsequent to any Initial Excessive Cost Termination or Additional Excessive Cost Termination, Momenta, its Affiliates, licensees or distributors is selling the Product in the U.S. Territory, then, in addition to the provisions of Section 11.6.1, for each Quarter during which Momenta, its Affiliates or licensees is selling the Product in the U.S. Territory, Momenta shall pay the Sandoz Parties (in the proportion designated by Sandoz) a royalty (the "SANDOZ PARTIES ROYALTY") as a percentage of Net Sales by Momenta, its Affiliates, licensees or distributors of the Product in the U.S. Territory, to be computed according to the following table, by multiplying Net Sales by Momenta, its Affiliates or licensees in the U.S. Territory for such Quarter times the applicable percentage listed in the table:

                                                              Royalty Rate
                                                              ------------
                 NET SALES IN THE U.S.
                 TERRITORY DURING SUCH QUARTER           [**]              [**]

                 For all such Net Sales                  [**]%             [**]%

                If, during a particular Quarter, the number of Third-Party Competitors changes, the Sandoz Parties Royalty shall be paid based on actual Net Sales made during such Quarter under the respective royalty rates.

        11.7. BANKRUPTCY. All rights and licenses granted under or pursuant to any Section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

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        11.8.   SURVIVAL. Upon expiration or termination of this Agreement for any reason, (a) nothing in this Agreement shall be construed to release either Party from any obligations that were incurred prior to the effective date of expiration or termination; (b) the following provisions shall expressly survive any such expiration or termination: Articles 1, 10 and 14, Sections 2.5, Article 3 (to the extent that the Agreement has terminated as a result of a breach by Momenta under Section 11.2), Sections 4.11, 4.12, 8.1, 8.2.3, 9.6, 11.6 (as
applicable), 11.7, 11.8, 11.9, 13.2, 13.3, and SCHEDULE 4.3 (to the extent applicable); and (c) (i) the obligations to indemnify under Sections 12.1 and
12.2 (subject to Section 12.3) shall survive the expiration or termination of this Agreement with respect to any Liabilities, whether asserted during or after the Term, that result from activities that occurred before or during the Term,
(ii) the obligations of Momenta to indemnify the Sandoz Indemnified Parties under Section 12.2 (subject to Section 12.3) shall survive the expiration or termination of this Agreement with respect to any Liabilities that result from activities that occur after the Term pursuant to Section 11.6.1, (iii) the obligations of the Sandoz Parties to indemnify the Momenta Indemnified Parties under Section 12.1 (subject to Section 12.3) shall survive the expiration or termination of this Agreement with respect to any Liabilities that result from activities that occur after the Term pursuant to Section 11.6.2, and (iv) otherwise there shall be no continuing obligation of the Indemnifying Party to indemnify, defend or hold harmless the Indemnified Party after the date of expiration or termination of this Agreement.

        11.9. NON-EXCLUSIVE REMEDY. Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties' remedies at law or in equity, including, without limitation, the Parties' ability to receive legal damages and/or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.

12.     INDEMNIFICATION

        12.1. SANDOZ INDEMNIFICATION OF MOMENTA. The Sandoz Parties shall indemnify, defend and hold harmless the Momenta Indemnified Parties from and against all losses, costs, damages, judgments, settlements, interest, fees or expenses (including all reasonable attorneys' fees, experts' or consultants' fees, expenses and costs) ("LIABILITIES") awarded to a Third Party against any Momenta Indemnified Party, or that may be incurred or paid by any Momenta Indemnified Party in the defense or compromise of legal or equitable claims asserted by a Third Party, arising out of or resulting from (a) any breach of any obligation by Sandoz or BCWI hereunder, (b) any misrepresentation by Sandoz or BCWI hereunder (including but not limited to any such breach by Sandoz or BCWI of Article 9 - Warranties), (c) any Patent Litigation, (d) any property damage or personal injury (including, without limitation, death) resulting from the development, use, manufacture, sale, offering for sale or importation of the Product by Sandoz, its Affiliates or their Third Party contractors or distributors, or (e) any claims or demands related to the Product that are commenced by [**] any Third Party against any Momenta Indemnified Party based on the activities of Momenta or the Sandoz Parties (including those undertaken by Affiliates or Third Parties on behalf of Momenta or the Sandoz Parties) [**] pursuant to this Agreement; PROVIDED, HOWEVER, that the Sandoz Parties shall have no obligation to indemnify the Momenta Indemnified Parties against Liabilities under (a) through (e) to the extent that such Liabilities arise from any Third Party legal or equitable claim that is subject to Momenta's obligation to indemnify, defend, and hold the Sandoz Indemnified Parties harmless under
Section 12.2.

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        12.2.   MOMENTA INDEMNIFICATION OF SANDOZ. Momenta shall indemnify, defend and hold harmless the Sandoz Indemnified Parties from and against all Liabilities awarded to a Third Party against the Sandoz Indemnified Parties or that may be incurred or paid by any of the Sandoz Indemnified Parties in the defense or compromise of legal or equitable claims asserted by a Third Party, arising out of or resulting from (a) any breach of any obligation by Momenta hereunder, including, without limitation, the covenant in Section 9.4, (b) any misrepresentation by Momenta hereunder (including but not limited to any such breach by Momenta of Article 9 - Warranties) of this Agreement, or (c) any actual misappropriation by any Momenta Indemnified Party of any Third Party trade secret or know-how, provided that, (i) with respect to actual misappropriation, there has been a final adjudication of liability for misappropriation by a court of competent jurisdiction, or, (ii) with respect to misappropriation that has been alleged but not finally adjudicated, there is a settlement with a Third Party which the Parties determine by mutual agreement constitutes an acknowledgement by Momenta of actual misappropriation. (either case under (i) or (ii) being a "FINAL MISAPPROPRIATION DETERMINATION"). If there is a dispute between the Parties as to whether a settlement constitutes such an acknowledgement, nationally-recognized outside counsel not regularly employed by any Party or their Affiliates who is mutually acceptable to the Parties shall be retained to resolve such dispute. In the event that Sandoz has, pursuant to the provisions of Section 12.1, incurred Liabilities with respect to an actual or alleged misappropriation by any Momenta Indemnified Party of any Third Party trade secret or know-how and a Final Misappropriation Determination occurs, Momenta shall, in addition to indemnifying the Sandoz Indemnified Parties for such Liabilities incurred by them pursuant to subsection (c) of this Section 12.2, reimburse Sandoz for any Liabilities which Sandoz previously paid to or incurred on behalf of any of the Momenta Indemnified Parties that are allocable to the misappropriation claim that gave rise to the Final Misappropriation Determination.

        12.3. PROCEDURE. If any Momenta Indemnified Party or any Sandoz Indemnified Party (in each case, an "INDEMNIFIED PARTY") receives any written claim or demand which such Indemnified Party believes is the subject of indemnity hereunder by Sandoz or Momenta as the case may be (in each case, an "INDEMNIFYING PARTY"), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party; PROVIDED THAT the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party unless the Indemnifying Party demonstrates that the defense of such claim is materially prejudiced by such failure. The Indemnifying Party shall assume and diligently pursue the defense of such claim, at its cost, with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party shall have absolute control of the conduct of the litigation; PROVIDED, HOWEVER, THAT

                12.3.1 the Indemnified Party may, nevertheless, participate therein through counsel of its choice and at its cost, and shall be permitted to effectively associate with the Indemnifying Party in the defense, the prosecution and the negotiation of any settlement of the claim or demand;

                12.3.2 the Indemnifying Party shall keep the Indemnified Party informed, through the JSC, of the status of the litigation;

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                12.3.3  the Indemnifying Party shall provide the Indemnified
                Party with a reasonable opportunity to review and comment on all pleadings, motions and other papers exchanged with the opposing party or filed with any court by the Indemnifying Party with respect to such claim or demand (collectively, the "PLEADINGS") and the Indemnifying Party shall consider in good faith any input provided by the Indemnified Party with respect to the Pleadings; and

                12.3.4 if the suit includes a defense of Momenta IP or an Invalidity Claim with respect to Momenta IP or the Joint Collaboration IP (in the event Momenta is the Indemnified Party), then the Indemnifying Party's conduct of the litigation with respect to such claim(s) shall be subject to:

                a.      the approval of Momenta and/or

                b. any contractual obligations to, or restrictions imposed by, the relevant Third Party licensor.

        The Party not assuming the defense of any such claim or demand shall render all reasonable assistance to the Party assuming such defense as requested by such defending Party, and all reasonable out-of-pocket costs of such assistance shall be for the account of the Indemnifying Party. No such claim or demand shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; PROVIDED THAT the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party (subject, in the case of a Settlement, to the terms of Section 4.3) or which agrees that any element of any of Momenta IP or Joint Collaboration IP (in the event Momenta is the Indemnified Party) is invalid, not infringed or unenforceable.

        12.4. INSURANCE. The Sandoz Parties shall be self-insured. To the extent Momenta is required to obtain the consent or waiver of MIT under the MIT Agreement to permit such self-insurance by the Sandoz Parties, Momenta shall use its best efforts to obtain such waiver or consent. Momenta shall comply with the insurance obligations imposed on Momenta pursuant to the MIT Agreement.

13.     DISPUTE RESOLUTION

        13.1. FIRST LEVEL RESOLUTION. Unless otherwise expressly provided for herein, any claim or controversy between Momenta, on the one hand, and the Sandoz Parties, on the other hand, arising out of or relating to the execution, interpretation and performance of this Agreement (including the validity, scope and enforceability of this provision) which has not been resolved by the JPT will be identified in writing and presented by the JPT to the JSC. The JSC shall meet within fourteen (14) days after delivery of the notice of dispute pursuant to this Section 13.1 and attempt in good faith to resolve the dispute. If the JSC is unable to decide or resolve an issue unanimously or in the event of any dispute or claim arising out of or relating to this Agreement, or to the breach, termination, or validity of this Agreement a notice of dispute shall be submitted

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to the relevant Executive Officers of the Parties for resolution by good-faith negotiations pursuant to Section 13.2.

        13.2. NEGOTIATION BETWEEN EXECUTIVES. Within fourteen (14) days after delivery of the notice of dispute pursuant to Section 13.1, the Sandoz Executive Officer (unless the Sandoz Parties designate, within one (1) Business Day after delivery of the notice of dispute pursuant to Section 13.1, that the BCWI Executive Officer shall participate instead) and the Momenta Executive Officer shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute in good faith. All reasonable requests for information made by one Party to another will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If such Executive Officers cannot resolve such dispute within fourteen (14) days after such meeting, then each Party reserves its right to any and all remedies available under law or equity with respect to any other dispute. Notwithstanding the foregoing, such Executive Officers shall meet and attempt to resolve any dispute regarding the strategy to achieve Legal Clearance within seven (7) days (or such other mutually agreed period) after delivery of the notice of dispute pursuant to Section 13.1, and, if such Executive Officers cannot resolve such dispute within such time period, then (except as provided in Section 11.4) such dispute shall be considered resolved in Sandoz's favor.

        13.3.   LEGAL REMEDIES. Notwithstanding anything to the contrary in this
Article 13, any Party may seek immediate injunctive or other interim relief from any court of competent jurisdiction as necessary to enforce and prevent infringement or misappropriation of the patent rights, copyright rights, trademarks, confidential information, trade secrets, or other intellectual property rights owned or controlled by a Party or its Affiliates or to prevent breach of Article 10.

14.     ADDITIONAL PROVISIONS

        14.1. ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, contains the entire agreement and understanding between the Parties relating to the subject matter hereof and all prior agreements and understandings between the Parties and relating to the subject matter hereof, including, without limitation, the Prior Confidentiality Agreement, are superseded by this Agreement. Neither Party shall be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

        14.2. AMENDMENTS AND WAIVER. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. By an instrument in writing either Party may waive compliance by the other Party with any term or provision of this Agreement that such other Party was or is obligated to comply with or perform. Any failure of a Party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or a waiver of any right of such Party thereafter to enforce each and every such provision on any succeeding occasion or breach thereof.

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        14.3.   ASSIGNMENT. This Agreement shall be assignable only: (a) by a
Party to an Affiliate of that Party, without the consent of the other Parties, PROVIDED THAT in such case, the assigning Party remains liable with the assignee for all of its obligations hereunder; (b) by a Party with the written consent of the other Parties; or (c) automatically by a Party without the consent of the other Parties to (i) the purchaser of (A) all or substantially all of the assets, or (B) a majority of the voting equity securities, of the assigning Party's business to which this Agreement relates, or (ii) the surviving Person, in the event of a merger of the assigning Party and another Person, and any such purchaser or successor shall be bound by the terms hereof. Any attempted assignment that does not comply with the terms of this Section 14.3 shall be void. This Agreement shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.

        14.4. NATURE OF RELATIONSHIP. In making and performing this Agreement, the Parties are acting, and intend to be treated, as independent entities and nothing contained herein shall be deemed or implied to create an agency, distributorship, joint venture or partnership relationship among the Parties hereto. Except as otherwise expressly provided herein, no Party may make any representation, warranty or commitment, whether express or implied, on behalf of or incur any charges or expenses for, or in the name of, any other Party. Except as provided in Article 12 or Section 4.11.8, no Party shall be liable for the act of any other Party unless such act is expressly authorized in writing by the Parties hereto.

        14.5. NOTICES. All notices and other communications required or permitted to be given or made pursuant to this Agreement shall be in writing signed by the sender and shall be deemed duly given (a) on the date delivered, if personally delivered, (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (c) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next business day delivery, or (d) two (2) Business Days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the applicable party at the address set forth below; PROVIDED THAT a Party may change its address for receiving notice by the proper giving of notice hereunder:

        IF TO SANDOZ:                           IF TO MOMENTA:

        Geneva Pharmaceuticals, Inc.            Momenta Pharmaceuticals, Inc.
        506 Carnegie Center, Suite 400          43 Moulton Street
        Princeton, NJ 08540                     Cambridge, MA 02138
        Attn: Chief Executive Officer           Attn: Chief Executive Officer
        Tele: (609) 627-8500                    Tele: 617-491-9700
        Fax:  (609) 627-8684                    Fax:  617-491-9701

        WITH A COPY TO:                         WITH A COPY TO:

        Geneva Pharmaceuticals, Inc.            Hale and Dorr LLP
        506 Carnegie Center, Suite 400          60 State Street

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        Princeton, NJ 08540                     Boston, MA 02109
        Attn: Chief Executive Officer           Attn: Steven D. Singer, Esq.
        Tele: (609) 627-8500                    Tele: (617) 526-6000
        Fax:  (609) 627-8684                    Fax:  (617) 526-5000

        IF TO BCWI:                             IF TO SANDOZ GMBH:

        Biochemie West Indies N.V.              Sandoz GmbH
        Pietermaai 6A                           Biochemiestrasse 10
        Willemstad, Curacao                     Kundl, Austria
        Netherlands Antilles                    Attn: Legal Counsel
        Attn: Guido Schwaiger, Head Caribic     Tele: 01143 5338 200 2207
        Tele: 599-9-461-4084                    Fax:  01143 5338 8828
        Fax: 599-9-461-1460

        WITH A COPY TO:
        Sandoz GmbH
        Biochemiestrasse 10
        Kundl, Austria
        Attn: Legal Counsel
        Tele: 01143 5338 200 2207
        Fax:  01143 5338 8828

        14.6. GOVERNING LAW. This Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict of law principles thereof.

        14.7. JURY WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.7.

        14.8. COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

        14.9. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and

                                      -60-
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enforceable, the intent and purpose of such invalid provision; PROVIDED,
HOWEVER, THAT the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

        14.10. EXPENSES. Each Party hereto shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and, except as set forth in this Agreement, the performance of the obligations contemplated hereby and thereby.

        14.11. FURTHER ACTIONS AND DOCUMENTS. Each Party agrees to execute, acknowledge and deliver all such further instruments, and to do all such further acts, as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

        14.12. USE OF TRADE NAMES AND TRADEMARKS. Each Party recognizes that the name of the other Party represents valuable assets of such other Party and that substantial recognition and goodwill are associated with such assets. Each Party hereby agrees that neither it nor any of its Affiliates shall use such assets of the other Party without prior written authorization from such other Party. Nothing in this Agreement constitutes a license entitling any Party to use any other Party's name, logos or trademarks; provided, however, that any Party may use any other Party's name, logos or trademarks to the extent permitted in Section 10.4.

        14.13. AFFILIATES. To the extent that the rights granted to a Party hereunder may be and are exercised by an Affiliate of such Party, such Affiliate shall be bound by the corresponding obligations of such Party.

        14.14. EXPORTS. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls that are beyond the reasonable control of either Party. The Parties agree not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any governmental regulations that may be applicable. The Parties agree to obtain similar covenants from their licensees with respect to the subject matter of this Section 14.14.

        14.15. FORCE MAJEURE. No failure or omission by a Party hereto in the performance of any obligation of this Agreement (excluding payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of such Party, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; terrorism; insurrection; riot; and invasion (a "FORCE MAJEURE EVENT"); and PROVIDED THAT such failure or omission resulting from a Force Majeure Event is cured as soon as is practicable after the occurrence of such Force Majeure Event. The Party claiming force majeure shall notify the other Party with notice of the Force Majeure Event as soon as practicable, but in no event later than fourteen (14) days after its occurrence, which

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notice shall reasonably identify such obligations under this Agreement and the extent to which performance thereof will be affected. In such event, the Parties shall meet promptly to determine an equitable solution to the effects of any such Force Majeure Event.

        14.16. NON-USE OF MIT NAME. Neither Sandoz nor its Affiliates shall use the name of "MIT," "Lincoln Laboratory" or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents (collectively, "MIT ASSOCIATES"), or any trademark owned by MIT, or any terms of the MIT Agreement, in any promotional material or other public announcement or disclosure without the prior written consent of MIT, or in the case of the name of any MIT Associate, the written consent of such MIT Associate. The immediately preceding sentence notwithstanding, without the consent of MIT (but subject to the provisions of Article 10), Sandoz and its Affiliates may state that they are sublicensed by MIT under one or more of the applicable Momenta Patent Rights, may make statements of facts, and may make disclosures or statements required by law.

        14.17. HEADINGS. The captions or headings of the Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and are not part of the agreement of the parties and shall have no effect on the meaning of the provisions hereof. All references in this Agreement to Sections and Schedules are to sections and schedules to this Agreement, unless otherwise indicated.

        14.18. KEY PERSON LIFE INSURANCE. Sandoz may, at its option and sole expense, secure life insurance policies, naming Sandoz as the beneficiary, with respect to any principal scientist of Momenta. Momenta shall, at Sandoz's expense, reasonably cooperate with Sandoz's attempts to secure such life insurance policies.

        14.19. NO CONSEQUENTIAL DAMAGES. UNLESS RESULTING FROM A PARTY'S WILLFUL MISCONDUCT OR FROM A PARTY'S BREACH OF ARTICLE 10, NO PARTY HERETO WILL BE LIABLE TO ANY OTHER PARTY OR ITS AFFILIATES FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 14.19 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER THIS AGREEMENT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have executed this Collaboration and License
Agreement in counterparts, effective as of the 1st day of November, 2003.

MOMENTA PHARMACEUTICALS, INC.               GENEVA PHARMACEUTICALS, INC.

By:        /s/ Alan Crane                   By:          [illegible]
       --------------------------                 ------------------------------
Name    Alan Crane                          Name:
       --------------------------                 ------------------------------
Title:  Chief Executive Officer             Title:   Vice President, Bus. Dev.
       --------------------------                 ------------------------------

BIOCHEMIE WEST INDIES, N.V.
By: NOVARTIS INTERNATIONAL A.G., its Managing Director

By:            [illegible]
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

By: SANDOZ GMBH, its Managaing Director

By:        [illegible]                                     [illegible]
       --------------------------                 ------------------------------
Name:
       --------------------------                 ------------------------------
Title:     CFO                                           General Counsel
       --------------------------                 ------------------------------

Sandoz GmbH, a corporation organized under the laws of Austria, hereby guarantees the performance of the obligations of its subsidiary, Biochemie West Indies, N.V., under Sections 4.1, 4.2 and 4.3 of the Agreement.

SANDOZ GMBH

By:        [illegible]                                     [illegible]
       --------------------------                 ------------------------------
Name:
       --------------------------                 ------------------------------
Title:     CFO                                           General Counsel
       --------------------------                 ------------------------------

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                                  SCHEDULE 1.22
                               PRE-EXISTING COSTS

     Entity to Be Paid                                    Payment Amount
     -----------------                                    --------------
[**]                                                    U.S.$[**]
[**]                                                             [**]
[**]                                                             [**]
[**]                                                             [**]
[**]                                                             [**]
[**]                                                       Up to [**]
[**]                                                             [**]
APPROXIMATE TOTAL:                                      U.S.$[**]

NOTE: The above payments exclude the following costs: $[**] to [**] (incurred through August 2003) and $[**] to [**] (incurred through August 2003), which are being or were paid solely by Momenta.

*Costs paid as of September 22, 2003. All other costs have been invoiced or committed. After the Effective Date, further payments will be due under the agreements with [**]and [**] and the anticipated agreement with [**]. With respect to [**], a portion of the up to $[**] will be for services conducted prior to the Effective Date and a portion of the up to $[**] will be for services conducted on or after the Effective Date. Invoices from [**] for a total of $[**] have been received to date for the month of September 2003.

**This is only the amount due on 11/01/03.

***Exact amount will be determined from invoices.

****This is only the amount due for initial equipment purchase.

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                                  SCHEDULE 1.48
                       CALCULATION OF MANUFACTURING COSTS

Manufacturing Cost with respect to a Party's or its Affiliates' cost to manufacture and/or Label the Product in finished form shall be calculated as the sum of [Actual Cost of Raw Materials] + [Actual Direct Labor Costs] + [Manufacturing Overhead Costs], where:

ACTUAL COST OF RAW MATERIALS. The Actual Cost of Raw Materials means: (a) the actual purchase unit cost of raw materials, including, without limitation, all starting materials, biological products, biological molecules, chemicals, precursors, intermediates, reagents, and active pharmaceutical ingredients; and
(b) the actual purchase unit cost of packaging components necessary to manufacture or Label the Product, as the case may be; in each case of (a) and
(b), multiplied by the actual quantity consumed in the production and manufacturing and/or Labeling process, as the case may be, including any usage or yield variances and any write-offs caused by expiration, obsolescence, accident and/or book-to-physical differences, and (c) all direct shipping costs to the manufacturer associated with (a) and (b) above.

ACTUAL DIRECT LABOR COSTS. Actual Direct Labor Costs means the actual cost of direct labor (salary and benefits) to manufacture and/or Label the Product, including, without limitation, (a) any efficiency, activity and spending variances from standards; (b) material adjustments for off-grade or defective material, handling losses, physical adjustments, and salvage; and (c) shipment charges, including all direct costs of shipping from the Party's manufacturing and/or distribution facility to a Third Party Labeler and from such Third Party Labeler to such Party's destination facility.

MANUFACTURING OVERHEAD COSTS. Manufacturing Overhead Costs means the reasonable manufacturing overhead resources consumed in the manufacturing and production and/or Labeling process, as the case may be, of a specified quantity of the Product, which, with respect to any plant, except a plant, or a part of a plant, built exclusively for the manufacture of the Product, shall be based on the then-current Full Capacity of the relevant plant, rather than the actual level of demand throughput, and which shall include, without limitation: (a) normal depreciation of building, machinery, and equipment; and (b) plant management. "FULL CAPACITY" means, (x) with respect to a plant operating at or below [**]% of its Entire Capacity, [**]% of the Entire Capacity, and (y) with respect to a plant operating above [**]% of its Entire Capacity, the actual demand throughput at which the plant is operating. "ENTIRE CAPACITY" means production at [**] percent ([**]%), which shall not exclude any loss of capacity resulting from planned maintenance.

For the sake of clarity, and by way of examples, (1) if a plant is operating at [**]% of its Entire Capacity, and [**]% percent of the plant's Entire Capacity is devoted to the manufacture of the Product, [**]% ([**]) of the plant's overhead shall be allocated to the Product, and (2) if a plant is operating at [**]% of its Entire Capacity and [**]% of the plant's Entire Capacity is devoted to the manufacture of the Product, [**]% ([**]) of the plant's overhead shall be allocated to the Product.

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                                  SCHEDULE 1.58
                          CURRENT MOMENTA PATENT RIGHTS

PATENT RIGHTS [**] (LICENSED TO MOMENTA BY MIT IN ACCORDANCE WITH THE MIT AGREEMENT):

I.       UNITED STATES PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           USA Serial No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           USA Serial No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. 8448
                  Entitled: "Method for Identifying or Characterizing Properties of Polymeric Units" By Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver, and Ganesh Venkataraman

                           USA Patent No. 6,597,996, Issued July 22, 2003
                           Entitled: "Method for Identifying or
                           Characterizing Properties of Polymeric Units" Divisional Filed (see directly below)

                  USA Serial No. [**]
                  Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           USA Serial No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**](IN PART AS NOTED BELOW)
                  Entitled: [**]

                           USA Serial No. [**]
                           Entitled: [**]

II.      INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           EPC Application No. [**]
                           Entitled: [**]
                           Canada Application No.  [**]
                           Entitled: [**]
                           Japanese Application No. [**]
                           Entitled: [**]

                                      -66-
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                                                                  EXECUTION COPY

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           EPC Application No. [**]
                           Entitled: [**]
                           Canada Application No. [**]
                           Entitled: [**]
                           Japanese Application No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: [**]
                           PCT Application No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**] (IN PART AS NOTED BELOW)
                  Entitled: [**]
                           WO Application Serial No. [**]
                           Entitled: [**]

PATENT RIGHTS [**](LICENSED TO MOMENTA BY MIT IN ACCORDANCE WITH THE MIT AGREEMENT):

I.       UNITED STATES PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. 5546
                  Entitled: M.I.T. Case No. 5546, "The Heparinase Gene from Flavobacterium Heparinum", By Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, and Ram Sasisekharan

                           USA Patent No. 5,714,376, Issued February 3, 1998
                           Entitled: "The Heparinase Gene from Flavobacterium Heparinum"

                           USA Patent No. 5,830,726, Issued November 3, 1998
                           Entitled: "Method for Obtaining a Modified
                           Heparinase Gene"

                  M.I.T. CASE NO. 5981
                  Entitled: "Purification, Composition and Characterization of Heparinase II from Flavobacterium Heparinum"
                  By Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, and Ram Sasisekharan

                           USA Patent No. 5,389,539, Issued February 14, 1995
                           Entitled: "Purification, Composition and Specificity of Heparinase I, II, and III from Flavobacterium Heparinum"

                           USA Patent No. 5,569,600, Issued October 29, 1996
                           Entitled: "Purification, Composition and
                           Specificity of Heparinase I, II, and III from Flavobacterium Heparinum"


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II.      INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. [**]
                  Entitled: [**]

                           AT Patent No. [**]
                           BE Patent No. [**]
                           CH Patent No. [**]
                           DE Patent No. [**]
                           DK Patent No. [**]
                           ES Patent No. [**]
                           FR Patent No. [**]
                           GB Patent No. [**]
                           GR Patent No. [**]
                           IE Patent No. [**]
                           IT Patent No. [**]
                           LI Patent No. [**]
                           LU Patent No. [**]
                           MC Patent No. [**]
                           NL Patent No. [**]
                           SE Patent No. [**]
                           EP Patent No. [**]
                           All Entitled: [**]

                           CA Patent Application Serial No. [**]
                           Entitled: [**]

                           JP Patent Application Serial No. [**]
                           Entitled: [**]

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                                                                  EXECUTION COPY

                  M.I.T. CASE NO. 5981
                           Entitled [**]

                           EP Patent No. [**]
                           Entitled: [**]

                           CA Patent No. [**]
                           Entitled: [**]

                           JP Patent Application Serial No. [**]
                           Entitled: [**]

PATENT RIGHTS [**] (LICENSED TO MOMENTA BY MIT IN ACCORDANCE WITH THE MIT AGREEMENT):

I.       UNITED STATES PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. 6582
                  Entitled: "A Method for the Mass Spectrometric
                  Determination of the Molecular Weight of Highly Acidic (and Basic) Organic and Biological Molecules" by Klaus Biemann and Peter Juhasz

                           USA Patent No. 5,607,859, Issued March 4, 1997
                           Entitled: "Methods and Products for Mass
                           Spectrometric Molecular Weight Determination of Polyionic Analytes Employing Polyionic Reagents"

PATENT RIGHTS [**] (LICENSED TO MOMENTA BY MIT IN ACCORDANCE WITH THE MIT AGREEMENT):

I.       UNITED STATES PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. [**]
                  Entitled: [**]

                           USA Serial No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: "[**]

                           USA Serial No. [**]
                           Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: [**]

II.      INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

                  M.I.T. CASE NO. [**]
                  Entitled: [**]

                           PCT Application No. [**]

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                                                                  EXECUTION COPY

                           Entitled: [**]

                  M.I.T. CASE NO. [**]
                  Entitled: [**]

                           JP Patent Application Serial No. [**]
                           Entitled: [**]

MOMENTA-OWNED PATENT RIGHTS:

                  Entitled: [**]
                           US Application No. [**]

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                                  SCHEDULE 4.3
                               ADJUSTMENT SCHEDULE

A.      OVERVIEW

        The Parties agree that the Sandoz Parties shall have the right to offset Excess Costs against Commercial Milestone Payments, Profit Interest and royalties (whether paid pursuant to Sections 4.6.1, 4.7.1 or 4.8.1), to the extent, and subject to the limitations, set forth in this Schedule.

DEFINITIONS:

        "ACTUAL MOMENTA ECONOMIC INTEREST". Actual Momenta Economic Interest means, with respect to a Post-Launch Quarter, the percentage calculated in accordance with the following table:

              Quarter                     Actual Momenta Economic Interest
              -------                     --------------------------------
Each of the First Post-Launch          The percentage calculated by dividing:
Quarter through the [**] Post-Launch
Quarter                                (i)  the sum of the [**] pursuant to this
                                            SCHEDULE 4.3) during such
                                            Post-Launch Quarter and all
                                            preceding Post-Launch Quarters; by

                                       (ii) the [**] for such Post-Launch
                                            Quarter and all preceding
                                            Post-Launch Quarters

The [**] Post-Launch Quarter or any    The percentage calculated by dividing:
subsequent Post-Launch Quarter
                                       (i)  the sum of the [**] pursuant to this
                                            SCHEDULE 4.3) for the [**]
                                            Post-Launch Quarter and any
                                            subsequent Post-Launch Quarters
                                            through the relevant Post-Launch
                                            Quarter; by

                                       (ii) the [**] for the [**] Post-Launch
                                            Quarter and any subsequent
                                            Post-Launch Quarters through the
                                            relevant Post-Launch Quarter

        "CARRYFORWARD". Carryforward means that portion of Momenta Share of Excess Costs and True-Up Amounts that are not deductible from the Profit Interest or royalties (whether paid pursuant to Sections 4.6.1, 4.7.1 or 4.8.1), due to the provisions of subsection D of this SCHEDULE 4.3, as shall be adjusted from time to time pursuant to subsections B.2 and C.3 of this SCHEDULE 4.3.

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        "ECONOMIC INTEREST VARIANCE". Economic Interest Variance means (a) with respect to the [**] Post-Launch Year, the difference between the Momenta Economic Interest for the Fourth Post-Launch Quarter and the Momenta Economic Interest for the First Post-Launch Quarter, and (b) with respect to the [**] through [**] Post-Launch Years, the difference between the Momenta Economic Interest for the last Post-Launch Quarter of such Post-Launch Year and the Momenta Economic Interest for the last Post-Launch Quarter of the previous Post-Launch Year.

        "MOMENTA ECONOMIC INTEREST". Momenta Economic Interest means, with respect to a Post-Launch Quarter, the percentage calculated in accordance with the following table:

                        Quarter                                             Momenta Economic Interest
                        -------                                             --------------------------
The [**] Post-Launch Quarter through the [**] Post-Launch    The lesser of (a) the then-current Estimated Momenta
Quarter, inclusve                                            Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**] Post-Launch Quarter

The [**] Post-Launch Quarter through the [**] Post-Launch    The lesser of (a) the then-current Estimated Momenta
Quarter, inclusive                                           Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**] Post-Launch Quarter

The [**] Post-Launch Quarter through the [**] Post-Launch    The lesser of (a) the then-current Estimated Momenta
Quarter, inclusive                                           Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**] Post-Launch Quarter

The [**] Post-Launch Quarter through the [**] Post-Launch    The lesser of (a) the then-current Estimated Momenta
Quarter, inclusive                                           Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**] Post-Launch Quarter

The [**] Post-Launch Quarter through the [**] Post-Launch    The lesser of (a) the then-current Estimated Momenta
Quarter, inclusive                                           Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**] Post-Launch Quarter

The [**] Post-Launch Quarter                                 The lesser of (a) the then-current Estimated Momenta
                                                             Economic Interest of [**]% or (b) the Actual Momenta
                                                             Economic Interest for the [**]Post-Launch Quarter

The [**] through the [**] Post-Launch Quarter, inclusive     The Actual Momenta Economic Interest for the [**]
                                                             Post-Launch Quarter

The [**] Post-Launch Quarter in the [**]and every            The Actual Momenta Economic Interest for the [**]
subsequent Post-Launch Years                                 Post-Launch Quarter in such Post-Launch Year

Each of the [**] Post-Launch Quarters in the [**] and        The Actual Momenta Economic Interest for the [**]
every subsequent Post-Launch Years                           Post-Launch Quarter in the prior Post-Launch Year

        "MOMENTA SHARE OF EXCESS COSTS". Momenta Share of Excess Costs means, with respect to a Post-Launch Quarter, the product of the New Excess Costs for such Post-Launch Quarter

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multiplied by the Momenta Economic Interest for such Post-Launch Quarter, as shall be adjusted from time to time pursuant to subsections B.2 and C.2 of this
SCHEDULE 4.3.

        "NEW EXCESS COSTS". New Excess Costs means (a) with respect to the [**] Post-Launch Quarter, the sum of any Excess Costs which were incurred during the [**] Post-Launch Quarter and all Excess Costs which were incurred prior to the [**] Post-Launch Quarter, and (b) with respect to any subsequent Post-Launch Quarter, any Excess Costs which were incurred during such Post-Launch Quarter.

        "TRUE-UP AMOUNT". True-Up Amount means with respect to each of the [**]through the [**] Post-Launch Years, an amount equal to the product of the Economic Interest Variance for such Post-Launch Year multiplied by the sum of the New Excess Costs for the [**] Post-Launch Quarter and each additional Post-Launch Quarter thereafter, through the [**] Post-Launch Quarter in such Post-Launch Year.

OPERATIVE PROVISIONS:

B.      OFFSETS AGAINST COMMERCIAL MILESTONE PAYMENTS

        1. SANDOZ'S [**]% PROFIT MINIMUM. The Commercial Milestone Payment(s) shall be the lesser of (a) the Full Milestone Payment(s) which is to be made (in accordance with the timing in Section 4.10.2(b) for an applicable Milestone Payment Quarter, or (b) the remainder after (i) the aggregate portions of Profits paid to Momenta (excluding the effects of subsections C and E of this SCHEDULE 4.3) for all Post-Launch Quarters (including the then-current Milestone Payment Quarter) after the most recent prior Milestone Payment Quarter (or, if no prior Milestone Payment Quarter has occurred, all Post-Launch Quarters), are deducted from (ii) [**]percent ([**]%) of the aggregate Profits for all Post-Launch Quarters (including the then-current Milestone Payment Quarter) after the most recent prior Milestone Payment Quarter (or, if no prior Milestone Payment Quarter has occurred, all Post-Launch Quarters). FOR EXAMPLE, IF FINAL LEGAL CLEARANCE IS ACHIEVED PRIOR TO THE [**] ANNIVERSARY OF THE U.S. LAUNCH AND [**], AND IF PROFITS FOR THE [**] POST-LAUNCH QUARTERS ARE U.S.$[**], THEN MOMENTA'S PORTION OF THE PROFITS WOULD BE U.S.$[**]. THE COMMERCIAL MILESTONE PAYMENT WOULD BE REDUCED TO U.S. $[**] (I.E., THE LESSER OF (a) U.S.$[**] OR (b) U.S.$[**] (I.E., U.S.$[**] - U.S.$[**] ([**]% OF THE U.S.$[**] PROFITS MINUS THE
PORTION OF PROFITS DUE TO MOMENTA))).

        2. CARRYFORWARD AND MOMENTA SHARE OF EXCESS COSTS DEDUCTION. After the provisions of subsection B.1 of this SCHEDULE 4.3 have been applied, if there are New Excess Costs with respect to the Milestone Payment Quarter or a Carryforward exists at the start of such Milestone Payment Quarter, then the amounts of the Carryforward and the Momenta Share of Excess Costs with respect to such Post-Launch Quarter shall first be applied to reduce the amount of the Commercial Milestone Payment to be paid by Sandoz, and any Carryforward or Momenta Share of Excess Costs remaining with respect to such Post-Launch Quarter after the applicable Milestone Payment(s) has been reduced to zero in accordance with this subsection B.2 shall then be applied in accordance with the provisions of subsection C of this SCHEDULE 4.3.

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C.      OFFSETS AGAINST PAYMENTS OF PROFIT INTEREST AND ROYALTIES

        1. FULL MILESTONE PAYMENT DEDUCTION. If, pursuant to subsection B.1 of this SCHEDULE 4.3, the Commercial Milestone Payment(s) to be paid in a Milestone Payment Quarter is equal to the applicable Full Milestone Payment(s), the Profit Interest for such Post-Launch Quarter shall be adjusted to equal the product of (a) [**] percent ([**]%) times (b) the remaining Profits after such Full Milestone Payment(s) are deducted from Profits in the U.S. Territory for the applicable Post-Launch Quarter.

        2. NEW EXCESS COSTS DEDUCTION. If New Excess Costs exist with respect to a Post-Launch Quarter, and Sandoz does not exercise its right to terminate the Agreement pursuant to Section 11.5 (if applicable), then, to the extent any Momenta Share of Excess Costs were not applied in full to reduce the amount of the Commercial Milestone Payment(s) pursuant to subsection B.2 of this
SCHEDULE 4.3, the amount of any Profit Interest or royalties, as the case may be, otherwise payable to Momenta for such Post-Launch Quarter shall be reduced by the applicable Momenta Share of Excess Costs for such Post-Launch Quarter, subject to the provisions of subsection D of this SCHEDULE 4.3.

        3. CARRYFORWARD DEDUCTION. If a Carryforward exists with respect to a Post-Launch Quarter, then, to the extent such Carryforward was not applied in full to reduce the amount of the Commercial Milestone Payment pursuant to subsection B.2 of this SCHEDULE 4.3, the amount of any Profit Interest or royalties, as the case may be, otherwise payable to Momenta for such Post-Launch Quarter shall be reduced by the applicable remaining Carryforward, subject to the provisions of subsection D of this SCHEDULE 4.3.

D.      [**]% REDUCTION FLOOR

        1. DEDUCTION LIMIT. With respect to any Post-Launch Quarter, the deduction of the Momenta Share of Excess Costs for such Post-Launch Quarter, the Carryforward and the True-Up Amount for such Post-Launch Quarter, collectively, shall not reduce by more than [**]percent ([**]%) the portion of Profits otherwise payable to Momenta for such Post-Launch Quarter under Sections 4.5 or
4.8 or the royalties otherwise payable to Momenta for such Post-Launch Quarter under Sections 4.6, 4.7 or 4.8, as applicable, and any portion of the Momenta Share of Excess Costs for such Post-Launch Quarter or the True-Up Amount for such Post-Launch Quarter not deducted from Profits or royalties payable to Momenta as a result of such limitation shall be added to the Carryforward for subsequent Post-Launch Quarters.

E.      MOMENTA ECONOMIC INTEREST TRUE-UP.

        1. OVERPAYMENT BY MOMENTA. If the Economic Interest Variance for a Post-Launch Year is negative, then the Sandoz Parties shall pay to Momenta, within forty-five (45) days after the end of such Post-Launch Year, an amount equal to the absolute value of the True-Up Amount for such Post-Launch Year.

        2. UNDERPAYMENT BY MOMENTA. If the Economic Interest Variance for a Post-Launch Year is positive, then, prior to the payment of any portion of Profits or the royalties to Momenta

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                                                                  EXECUTION COPY

with respect to the last Post-Launch Quarter in such Post-Launch Year, the True-Up Amount for such Post-Launch Year shall first be deducted from the portion of Profits or the royalties otherwise payable to Momenta for such last Post-Launch Quarter in such Post-Launch Year, subject to the provisions of subsection D of this SCHEDULE 4.3.

F.      EXAMPLES

THE FOLLOWING EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. Any errors or omissions in this section should not be construed to change the meaning of the rest of this SCHEDULE 4.3 or this Agreement. Figures 4.3(a) and 4.3(b) provide spreadsheets with calculations through the [**] Post-launch Year.

ASSUMPTIONS. Net Sales, Manufacturing Costs, Selling Expenses, and New Excess Costs are as reported in Figures 4.3(a) and 4.3(b). It is assumed for this example that [**] until the beginning of the [**] Post-Launch Year (it is assumed that [**] as of the first day of the [**] Launch Year and is not [**]). It is also assumed that First Commercial Sale of the Product occurs part-way through the [**] Post-Launch Quarter. Finally, it is assumed that First Commercial Sale does not occur until after Final Legal Clearance in Figure 4.3(a), and that Final Legal Clearance occurs during the [**] Quarter of the [**] Post-Launch Year in Figure 4.3(b). All numbers are reported to two decimal points for ease of illustration and except as otherwise specified represent millions of US dollars.

CALCULATIONS FOR FIGURE 4.3(a) (WORKING COLUMN BY COLUMN FROM LEFT TO RIGHT).

PROFIT. The total Profit is calculated by subtracting Manufacturing Costs and Selling Expenses from Net Sales.

PRELIMINARY PROFIT/ROYALTY CALCULATION 1. The column entitled Preliminary Profit/Royalty Calculation 1 (taking into account only Net Sales, Manufacturing Costs, Selling Expenses and Third Party Competitor status), is calculated, based on the assumptions listed above, as [**]% of Profits until a Third Party Competitor exists at the beginning of the [**] Post-Launch Year, and then as tiered Post-[**] Royalty rates on Net Sales of [**]% and [**]%, as applicable.

MOMENTA ECONOMIC INTEREST. In the first [**] Post-Launch Years, the Momenta Economic Interest is calculated as the lesser of the Actual Momenta Economic Interest or the Estimated Momenta Economic Interest (as described in subsection A of this SCHEDULE 4.3). As an example, Actual Momenta Economic Interest in the [**] Quarter of the [**] Post-Launch Year is calculated as follows. The sum of the Profit/Royalty payable to Momenta (as calculated in the previous column) for all Quarters from U.S. Launch through the [**] Quarter of the [**] Post-Launch Year ($[**]) is divided by the sum of the Profits for the Product over the same period ($[**]) to yield [**]%. Since this is less than the Estimated Momenta Economic Interest of [**]% for that same Quarter, the Momenta Economic Interest is [**]%. In the Sixth and subsequent Post-Launch Years, the Momenta Economic Interest is calculated as described in subsection A of this SCHEDULE 4.3.

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                                                                  EXECUTION COPY

COMMERCIAL MILESTONE PAYMENT. The first Commercial Milestone Payment in the illustration is reduced for two reasons. First, the Sandoz Parties' portion of Profits would be less than [**]% if the full $[**] Commercial Milestone Payment was made. Therefore, the Commercial Milestone is reduced as follows. [**]% of the Profits since the last Milestone Payment Quarter (or since U.S. Launch in this case, since it is the first Commercial Milestone Payment) is calculated. Here, the total Profits are $[**], and [**]% of the sum of such Profits for the [**] through the [**] Post-Launch Quarters is $[**]. From this [**]% of the $[**] in Profits is subtracted any Profit/royalty payments made to Momenta (excluding the effects of subsections C and E of this SCHEDULE 4.3) during the same [**] Quarters (in this case, Profit payments, which total $[**]), resulting in $[**]. This $[**] is the Commercial Milestone Payment adjusted for the provision that ensures the Sandoz Parties' minimum [**]% Profit share (subsection B.1 of this SCHEDULE 4.3). The first Commercial Milestone Payment is then further adjusted (as described in subsection B.2 of this SCHEDULE 4.3) by subtracting $[**] for the Momenta Share of Excess Costs in that Quarter, resulting in a final adjusted Commercial Milestone Payment of $[**]. The second and third Commercial Milestone Payments do not require similar adjustments and are both $[**].

PRELIMINARY PROFIT/ROYALTY CALCULATION 2. The Preliminary Profit/Royalty Calculation 2 in the next column now includes the impact of any deductions made as a result of the Commercial Milestone Payments. Note that the first Commercial Milestone Payment which is reduced due to the provision related to the Sandoz Parties' [**]% Profit minimum, as described above, is not subtracted in the Profit calculation (as described in subsection C of this SCHEDULE 4.3). The second and third Commercial Milestone Payments, which are full $[**] payments, are subtracted.

MOMENTA SHARE OF EXCESS COSTS. Momenta Share of Excess Costs are calculated by multiplying New Excess Costs in the applicable Quarter by the applicable Momenta Economic Interest for that same Quarter.

TRUE UP AMOUNT. The True-Up Amount is calculated by multiplying the Economic Interest Variance by the sum of all previous Quarters' (but not including the current Quarter's) New Excess Costs. For example, in Q4 of the [**] Post-Launch Year, the Economic Interest Variance of [**]% ([**]%-[**]%) is multiplied by the sum of $[**], $[**], and $[**] (but not $[**]) to yield $[**].

PRELIMINARY PROFIT/ROYALTY CALCULATION 3. The Preliminary Profit/Royalty Calculation 3 in the next column now takes into account both the Momenta Share of Excess Costs and the True-Up Amount. Note that in the [**] Post-launch Quarter, the Momenta Share of Excess Costs would reduce the payment by more than [**]%. Hence (as described in subsection D of this SCHEDULE 4.3), the payment amount is only reduced here from $[**] to [**]% of this amount, or $[**] Thus only $[**] of the $[**] of the Momenta Share of Excess Costs is paid in this Quarter. The remaining $[**] becomes part of the Carryforward.

CARRYFORWARD AND FINAL PROFIT/ROYALTY CALCULATION. Carryforwards are subtracted from the Preliminary Profit/Royalty Calculations 3 in the previous column to complete the Final Profit/Royalty Calculation.

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                                                                  EXECUTION COPY

DIFFERENCES IN CALCULATIONS FOR FIGURE 4.3(b). Except as provided in this paragraph, the assumptions and calculations of Figure 4.3(a) apply to Figure 4.3(b). In Figure 4.3(b), Final Legal Clearance occurs during the first Quarter of the [**] Post-Launch Year. As a result, no Commercial Milestone Payments are made in the first Quarter of the [**] Post-Launch Year or in the first Quarter of the [**] Post-Launch Year. In the first Quarter of the [**] Post-Launch Year, the Momenta Share of Excess Costs is deducted from the Preliminary Profit/Royalty Calculation 2 rather than from the Commercial Milestone Payment. Finally, the Commercial Milestone Payment in Figure 4.3(b) is made in the Quarter that Final Legal Clearance occurs. The payment is calculated according to subsection B.1 of this SCHEDULE 4.3. This payment is also subtracted from Profits to calculate the Preliminary Profit/Royalty 2 for the first Quarter of the [**] Post-Launch Year in accordance with subsection C.1 of this SCHEDULE 4.3.

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                                                                EXECUTION COPY

                             Figure 4.3(a) (page 1)

                                                                            Preliminary
                                                                 Profit    Profit/Royalty    Momenta
            Net     Third Party   Manufacturing    Selling     (total for   Calculation      Economic        COMMERCIAL
           Sales    Competitor        Costs        Expenses     product)         1           Interest        MILESTONE
        -------------------------------------------------------------------------------------------------------------------
Q1 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%           [**]
Q2 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%           [**]
Q2 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%           [**]
Q2 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%

                                                                  EXECUTION COPY

                             Figure 4.3(a) (page 2)

          Preliminary                                                 Preliminary
        Profit/Royalty                      Momenta                  Profit/Royalty                                      FINAL
          Calculation         New          Share of                   Calculation        New          Cummulative    PROFIT/ROYALTY
              2          Excess Costs    Excess Costs     True Up          3         Carryforward    Carryforward     CALCULATION
        ---------------------------------------------------------------------------------------------------------------------------
Q1 Yr 1       [**]            [**]           [**]                         [**]           [**]            [**]             [**]
Q2 Yr 1       [**]                                                        [**]                           [**]             [**]
Q3 Yr 1       [**]                                                        [**]                                            [**]
Q4 Yr 1       [**]                                          [**]          [**]                                            [**]
Q1 Yr 2       [**]            [**]           [**]                         [**]                                            [**]
Q2 Yr 2       [**]                                                        [**]                                            [**]
Q3 Yr 2       [**]                                                        [**]                                            [**]
Q4 Yr 2       [**]            [**]           [**]           [**]          [**]                                            [**]
Q1 Yr 3       [**]                                                        [**]                                            [**]
Q2 Yr 3       [**]                                                        [**]                                            [**]
Q3 Yr 3       [**]                                                        [**]                                            [**]
Q4 Yr 3       [**]            [**]           [**]           [**]          [**]                                            [**]
Q1 Yr 4       [**]                                                        [**]                                            [**]
Q2 Yr 4       [**]                                                        [**]                                            [**]
Q3 Yr 4       [**]                                                        [**]                                            [**]
Q4 Yr 4       [**]                                          [**]          [**]                                            [**]
Q1 Yr 5       [**]                                                        [**]                                            [**]
Q2 Yr 5       [**]                                                        [**]                                            [**]
Q3 Yr 5       [**]                                                        [**]                                            [**]
Q4 Yr 5       [**]                                          [**]          [**]                                            [**]
Q1 Yr 6       [**]                                                        [**]                                            [**]
Q2 Yr 6       [**]            [**]           [**]                         [**]                                            [**]
Q3 Yr 6       [**]                                                        [**]                                            [**]
Q4 Yr 6       [**]                                                        [**]                                            [**]
Q1 Yr 7       [**]                                                        [**]                                            [**]
Q2 Yr 7       [**]                                                        [**]                                            [**]
Q3 Yr 7       [**]                                                        [**]                                            [**]

                                                                  EXECUTION COPY

Q4 Yr 7       [**]                                                        [**]                                            [**]

                                                                  EXECUTION COPY

                             Figure 4.3(b) (page 1)

                                                                            Preliminary
                                                                 Profit    Profit/Royalty    Momenta
            Net     Third Party   Manufacturing    Selling     (total for   Calculation      Economic        COMMERCIAL
           Sales    Competitor        Costs        Expenses     product)         1           Interest        MILESTONE
        -------------------------------------------------------------------------------------------------------------------
Q1 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 1    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 2    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 3    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%             [**]
Q2 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 4    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 5    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 6    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q1 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q2 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q3 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%
Q4 Yr 7    [**]        [**]            [**]          [**]         [**]          [**]           [**]%

                             Figure 4.3(b) (page 2)

          Preliminary                                                  Preliminary
        Profit/Royalty                       Momenta                  Profit/Royalty                                     FINAL
          Calculation         New           Share of                   Calculation         New         Cummulative   PROFIT/ROYALTY
              2           Excess Costs    Excess Costs     True Up          3         Carryforward    Carryforward     CALCULATION
        ---------------------------------------------------------------------------------------------------------------------------
Q1 Yr 1      [**]             [**]            [**]                         [**]           [**]            [**]             [**]
Q2 Yr 1      [**]                                                          [**]                           [**]             [**]
Q3 Yr 1      [**]                                                          [**]                                            [**]
Q4 Yr 1      [**]                                           [**]           [**]                                            [**]
Q1 Yr 2      [**]             [**]            [**]                         [**]                                            [**]
Q2 Yr 2      [**]                                                          [**]                                            [**]
Q3 Yr 2      [**]                                                          [**]                                            [**]
Q4 Yr 2      [**]             [**]            [**]          [**]           [**]                                            [**]
Q1 Yr 3      [**]                                                          [**]                                            [**]
Q2 Yr 3      [**]                                                          [**]                                            [**]
Q3 Yr 3      [**]                                                          [**]                                            [**]
Q4 Yr 3      [**]             [**]            [**]          [**]           [**]                                            [**]
Q1 Yr 4      [**]                                                          [**]                                            [**]
Q2 Yr 4      [**]                                                          [**]                                            [**]
Q3 Yr 4      [**]                                                          [**]                                            [**]
Q4 Yr 4      [**]                                           [**]           [**]                                            [**]
Q1 Yr 5      [**]                                                          [**]                                            [**]
Q2 Yr 5      [**]                                                          [**]                                            [**]
Q3 Yr 5      [**]                                                          [**]                                            [**]
Q4 Yr 5      [**]                                           [**]           [**]                                            [**]
Q1 Yr 6      [**]                                                          [**]                                            [**]
Q2 Yr 6      [**]             [**]            [**]                         [**]                                            [**]
Q3 Yr 6      [**]                                                          [**]                                            [**]
Q4 Yr 6      [**]                                                          [**]                                            [**]
Q1 Yr 7      [**]                                                          [**]                                            [**]
Q2 Yr 7      [**]                                                          [**]                                            [**]
Q3 Yr 7      [**]                                                          [**]                                            [**]

Q4 Yr 7      [**]                                                          [**]                                            [**]

                                      -83-
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                                                                  EXECUTION COPY

                                  SCHEDULE 5.8
                           ANNUAL COLLABORATION PLAN:
      PRELIMINARY LIST OF ACTIVITIES AND ASSIGNMENT OF LEAD RESPONSIBILITY
                                  TO PARTY(IES)

FUNCTIONAL AREA       ACTIVITY                                                  LEAD
---------------       --------                                                  ----
TECHNOLOGY /          Support [**]                                              [**]
CHARACTERIZATION      Complete [**] the Product
                      Continue to [**] the Product approval

REGULATORY            Prior to [**] the Product                                 [**]
                      -- Manage [**]
                      [**]-- [**] the Product
                      -- manage [**],
                         [**]-- submit [**]
                      -- [**]

PRE-CLINICAL /        Design [**] the Product and Product commercialization     [**]
CLINICAL

MANUFACTURING         [**]-- research [**]                                      [**]
                      --  secure [**]
                      [**]-- [**] process [**]
                      -- [**] and stability
                      -- [**] and stability
                      -- [**] support [**]
                      -- [**] stability
                      -- successful [**]
                      -- commercial [**]
                      -- commercial [**]
                      [**]-- [**]-- [**] and stability
                      -- [**] and stability
                      -- [**] methods [**]
                      -- manage [**]

LEGAL                 [**]-- to support [**]                                    [**]
                      [**] Litigation

COMMERCIAL            Pre-Launch Marketing Strategy and Plan                    [**]
                      Product Launch and Commercialization

S =   Sandoz
M =   Momenta
S/M = Lead to be defined between Sandoz or Momenta by JPT

                                      -84-